Exhibit 10.15


CLIFFORD
CHANCE
PUNDER

                                                                  Execution Copy



                            Dated      September 2002




                                   SANITEC OY
               as Original Borrower, Original Guarantor and Parent

                                  THE OBLIGORS
                                  named herein

                       BAYERISCHE HYPO- UND VEREINSBANK AG
                           as Arranger and Underwriter

               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as Facility Agent, Fronting Bank and Security Agent


                                       and

                                    THE BANKS
                                  named herein

           ----------------------------------------------------------
                           FOURTH AMENDMENT AGREEMENT
                       RELATING TO A SENIOR MULTICURRENCY
                         TERM LOAN AND REVOLVING CREDIT
                    FACILITIES AGREEMENT DATED 26 APRIL 2001
                  AS AMENDED AND RESTATED BY A FIRST AMENDMENT
                    AGREEMENT DATED 27 AUGUST 2001, A SECOND
                   AMENDMENT AGREEMENT DATED 14 DECEMBER 2001
                     AND A THIRD AMENDMENT AGREEMENT DATED
                                   7 MAY 2002
           ----------------------------------------------------------

THIS AGREEMENT is dated September 2002 and made between:

(1) SANITEC OY (formerly Pool Acquisition Helsinki Oy) as parent (the "PARENT"), original borrower (the "ORIGINAL BORROWER") and original guarantor (the "ORIGINAL GUARANTOR");

(2) THE COMPANIES listed in Part 1 of Schedule 1 (together with the Parent, the "OBLIGORS");

(3) BAYERISCHE HYPO- UND VEREINSBANK AG as arranger (the "ARRANGER") and underwriter (the "UNDERWRITER");

(4) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as facility agent for the Banks (the "FACILITY Agent"), fronting bank (the "FRONTING BANK") and security agent for the Finance Parties (the "SECURITY AGENT"); and

(5)     THE FINANCIAL INSTITUTIONS named as Banks in Part 2 of Schedule 1.

RECITALS

(A) Pursuant to a EUR 615,000,000 senior multicurrency term loan and revolving credit facilities agreement dated 26 April 2001 between, INTER ALIOS, the Parent as parent and as original borrower, the Parent and Pool Financing Helsinki Oy as original guarantors, Bayerische Hypo-und Vereinsbank AG as arranger and underwriter, Bayerische Hypo- und Vereinsbank AG, London Branch as facility agent and as security agent and the Banks named therein (as amended, novated, supplemented, superseded or extended prior to the date of this Agreement, the "SENIOR FACILITIES AGREEMENT"), the Banks agreed to grant certain facilities to the Parent and certain entities which accede thereto as additional borrowers.

(B) By amendment and restatement agreements dated 27 August 2001, 14 December 2001 and 7 May 2002, the terms of the Senior Facilities Agreement were amended and restated.

(C) The Parent has requested that the Senior Facilities Agreement be amended in order to, INTER ALIA, allow for existing borrowings under tranche (c) of the Term A2 Facility and certain existing borrowings under the Term B Facility (each as defined in the Senior Facilities Agreement) to be transferred to other Obligors and to amend certain other provisions of the Senior Facilities Agreement. The parties have now agreed to amend the Senior Facilities Agreement on the terms and subject to the conditions hereof.

IT IS AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS
        In this Agreement:

        "EFFECTIVE DATE" means:

        (a) 20 September 2002 PROVIDED THAT by 10.00 a.m. (London time) on the date which is two Business Days prior to such date the Facility Agent confirms in writing to the Banks and the Parent that it has received each of the documents listed in Schedule 2 (CONDITIONS PRECEDENT), each in a form and substance satisfactory to the Facility Agent; or

        (b) if paragraph (a) above is not satisfied, 21 October 2002 PROVIDED THAT by 10.00 a.m. (London time) on the date which is two Business Days prior to such date the Facility Agent confirms in writing to the Banks and the Parent that it has received each of the documents listed in Schedule 2 (CONDITIONS PRECEDENT), each in a form and substance satisfactory to the Facility Agent,

        PROVIDED FURTHER THAT if neither paragraph (a) or (b) is satisfied there shall be no Effective Date.

        "EXCHANGE BORROWERS" shall have the meaning given to such term in the Restated Agreement.

        "FIRST EXISTING TERM B ADVANCE" means an advance in an amount of EUR 31,000,000 outstanding under the Term B Facility.

        "KERAMAG SHARE PLEDGE AGREEMENTS" means the Keramag Share Pledge Agreements (Allia International S.A.S.) and the Keramag Share Pledge Agreements (Sanitec Oy).

        "KERAMAG SHARE PLEDGE AGREEMENTS (ALLIA INTERNATIONAL S.A.S.)" means the first, second and third ranking share pledge agreements between Allia International S.A.S. and the Security Agent and other pledgees over the shares in Keramag AG, as amended, novated, supplemented and restated.

        "KERAMAG SHARE PLEDGE AGREEMENTS (SANITEC OY)" means the first, second and third ranking share pledge agreements between the Parent and the Security Agent and other pledgees over the shares in Keramag AG, as amended, novated, supplemented and restated.

        "RESTATED AGREEMENT" means the Senior Facilities Agreement, as amended by this Agreement, the terms of which are set out in Annex I (RESTATED AGREEMENT).

        "SECOND EXISTING TERM B ADVANCE" means an advance in an amount of EUR 78,450,000 outstanding under the Term B Facility.

1.2     INCORPORATION OF DEFINED TERMS
        (a) Terms defined in the Senior Facilities Agreement shall, unless otherwise defined herein (including in the recitals), have the same meaning herein.

        (b) The principles of construction and interpretation set out in the Senior Facilities Agreement shall have effect as if set out in this Agreement.

1.3     CLAUSES
        (a) In this Agreement any reference to a "Clause", "Schedule" or "Annex" is, unless the context otherwise requires, a reference to a Clause, Schedule or Annex of this Agreement.

        (b) Clause, Schedule and Annex headings are for ease of reference only.

2.      RESTATEMENT AND WAIVER

2.1     RESTATEMENT OF THE SENIOR FACILITIES AGREEMENT

        With effect from the Effective Date the Senior Facilities Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Annex I (RESTATED AGREEMENT.)

2.2     AMENDMENTS TO SECURITY DOCUMENTS
        Each of the Banks consents to the amendments to the Finance Documents made by the amendment agreements referred to in Schedule 2 (CONDITIONS PRECEDENT).

3.      CONVERSION OF TERM B ADVANCES

        (i) On 20 September 2002 and if 20 September 2002 is the Effective Date, immediately before the Restated Agreement becomes effective in accordance with Clause 2.1 (RESTATEMENT OF THE SENIOR FACILITIES AGREEMENT), the First Existing Term B Advance and the Second Existing Term B Advance shall be consolidated into one Term B Advance.

        (ii) On the Effective Date and if 20 September 2002 is the Effective Date immediately after the Restated Agreement becomes effective in accordance with Clause 2.1 (RESTATEMENT OF THE SENIOR FACILITIES AGREEMENT), the single Term B Advance created pursuant to paragraph (i) of this Clause 3 shall be converted into:

                  (a) a Term B1 Advance outstanding to the Term B1 Banks under the Term B1 Facility in an amount of EUR 83,715,623; and

                  (b) a Term B2 Advance outstanding to the Term B2 Banks under the Term B2 Facility in an amount of EUR 25,734,377.

                  Notwithstanding Clause 4 (INTEREST PERIODS FOR TERM ADVANCES), the first Interest Period in respect of the Term B Advance created pursuant to paragraph (i) of this Clause 3 shall end on 21 October 2002.

4.      REPRESENTATIONS AND COVENANTS

4.1     REPEATED REPRESENTATIONS
        Each Obligor makes the Repeated Representations as if each reference in those representations to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Restated Agreement.


4.2     MEMORANDUM
        The Parent represents and warrants to the Finance Parties on the date hereof that to the best of its knowledge and belief the memorandum referred to in paragraph E6 of Schedule 2 (CONDITIONS PRECEDENT) is true and accurate in every material respect and nothing has been omitted which renders such memorandum inaccurate or misleading in any material respect.


5.      CONTINUITY, AFFIRMATION OF GUARANTEES AND FURTHER ASSURANCE

5.1     CONTINUING OBLIGATIONS AND FINANCE DOCUMENT
        The provisions of the Finance Documents shall, save as expressly amended by this Agreement, continue in full force and effect. This Agreement shall constitute a Finance Document.

5.2     FURTHER ASSURANCE
        Each Obligor shall at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.3     AFFIRMATION OF GUARANTEES
        Each Obligor confirms to the Finance Parties that on and after the Effective Date: (i) its obligations as a Guarantor continue in full force and effect and (ii) the reference to Finance Documents in Schedule 11 of the Restated Agreement shall be construed as including the Restated Agreement and the amendment agreements to the Security Documents referred to in Schedule 2 (CONDITIONS PRECEDENT).

5.4     AFFIRMATION OF SECURITY
        5.4.1 Each Obligor party to a Security Document governed by the laws of Germany confirms to the Security Agent and the other Beneficiaries (as defined in the Intercreditor Agreement) that on and after the Effective Date:

                  (i) its obligations under such Security Document continue in full force and effect;

                  (ii) references therein (whether expressly or by reference to any other document or agreement) to the "Finance Documents" shall be construed as including the Restated Agreement and the amendment agreements to the Security Documents referred to in Schedule 2 (CONDITIONS PRECEDENT); and

                  (iii) for the avoidance of doubt, the Secured Obligations (as defined in the relevant Security Document) comprise all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) which are now or have been owed or become owing by the Exchange Borrowers to the Pledgees (including any future Pledgee by way of transfer or assignment of any right or obligation in accordance with the relevant provision of the Facility Documents (as defined in the Intercreditor Agreement) under the Facility Documents.

                  The Parent and Allia International S.A.S. further confirm that any transfer of shares in Keramag Keramische Werke AG from the Parent to Allia International S.A.S. shall not be deemed to be a redelivery of possession of the relevant shares to the Parent and shall consequently not be construed as the lapsing of the pledge pursuant to section 1253 of the German Civil Code (BURGERLICHES GESETZBUCH) and that therefore the share pledges granted by the Parent shall continue in full force and effect. A transfer of shares in Keramag Kermamische Werke AG is only permitted if it is conducted on the basis of an instruction set out in Schedule 3 (INSTRUCTION REGARDING THE TRANSFER OF SHARES IN KERAMAG AG).

        5.4.2 Each Obligor party to a Security Document governed by the laws of Sweden confirms to the Security Agent and the other Beneficiaries (as defined in the Intercreditor Agreement) that on and after the Effective Date:

                  (i) its obligations under such Security Document continue in full force and effect; and

                  (ii) references therein (whether expressly or by reference to any other document or agreement) to the "Finance Documents" shall be construed as including the Restated Agreement and the amendment agreements to the Security Documents referred to in Schedule 2 (CONDITIONS PRECEDENT).

        5.4.3 Each Obligor party to a Security Document governed by the laws of Finland confirms to the Security Agent and the other Beneficiaries (as defined in the Intercreditor Agreement) that on and after the Effective Date:

                  (i) its obligations under such Security Document continue in full force and effect; and

                  (ii) references therein (whether expressly or by reference to any other document or agreement) to the "Finance Documents" shall be construed as including the Restated Agreement and the amendment agreements to the Security Documents referred to in Schedule 2 (CONDITIONS PRECEDENT).

        5.4.4 Pursuant to article 1278 of the French Civil Code any Security Document governed by French law executed by an Obligor is hereby expressly preserved for the benefit of the Security Agent and the Beneficiaries (as defined in each Security Document governed by French law).

                  Each Obligor party to a Security Document governed by French law confirms that on and after the Effective Date:

                  (i) its obligations under such Security Document continue in full force and effect; and

                  (ii) references therein to the "Finance Documents" shall be construed as including the Restated Agreement and the amendment agreements to the Security Documents referred to in Schedule 2 (CONDITIONS PRECEDENT).

        5.4.5 For the avoidance of doubt, each Obligor party to an existing Security Document governed by the laws of The Netherlands confirms to Bayerische Hypo- und Vereinsbank AG, London Branch as Pledgee (as defined in such Security Documents) that reference to an "intercreditor agreement dated on or about the date hereof" in the definition of "Intercreditor Agreement" contained therein shall be read and construed for the purpose of such definition as if it were a reference to an "intercreditor agreement dated 26 April 2001".

6.      FEES, COSTS AND EXPENSES

6.1     TRANSACTION EXPENSES
        The Parent shall promptly on demand pay the Facility Agent and each of the Banks the amount of all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other document referred to in this Agreement.

6.2     ENFORCEMENT COSTS
        The Parent shall, from time to time on demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) together with any VAT thereon incurred by that Finance Party in or in connection with the enforcement of, or the preservation of any rights under this Agreement and any other document referred to in this Agreement.

6.3     STAMP TAXES
        The Parent shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other document referred to in this Agreement.

6.4     AMENDMENT FEE
        6.4.1 The Parent shall on the date of this Agreement pay to the Facility Agent for the account of the Banks a non-refundable amendment fee in an amount equal to 0.15 per cent. of the aggregate amount of the Term Outstandings and the Revolving Commitments at the date of this Agreement.

        6.4.2 Such amendment fee shall be paid in immediately available, freely transferable, cleared Euro funds into the account of the Facility Agent with the following details:

                  Bank: Bayerische Hypo- und Vereinsbank AG (HYVEDEMM)

                  Account number: 74000606,

                  for the account of Bayerische Hypo- und Vereinsbank AG, London Branch (HYVEGB2L).

7.      MISCELLANEOUS

7.1     INCORPORATION OF TERMS
        The provisions of Clause 35.1 (BINDING AGREEMENT), Clause 39 (REMEDIES AND WAIVERS, PARTIAL INVALIDITY) and Clause 43 (GOVERNING LAW AND JURISDICTION) of the Senior Facilities Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.

7.2     COUNTERPARTS
        This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.3     PREVAILING LANGUAGE
        Although this Agreement is being signed in the English and Polish languages, this Agreement and the Restated Agreement attached as Annex I have been negotiated by the parties hereto entirely in English (the Polish version of this Agreement being produced as a Polish law requirement).

        In the event of any discrepancies between the English and Polish versions of this Agreement or the Restated Agreement attached as an Annex I or any dispute regarding the interpretation of any provision in the English or Polish language versions of this Agreement or the Restated Agreement attached as an Annex I, the English version of this Agreement or the Restated Agreement attached as an Annex I, as the case may be, shall prevail and questions of interpretation shall be addressed solely in the English language.

7.4 AUTHORISATION TO SIGN OTHER LANGUAGE VERSIONS OF THE FINANCE DOCUMENTS Each of the Finance Parties hereby authorises the Facility Agent to execute on their behalf Polish language versions of any of the Finance Documents. Each of the Obligors hereby authorises Mr Bogdan Duda and Ms Joanna Mlot-Schonthaler of CMS Cameron McKenna, Warsaw, each individually to execute on their behalf Polish language versions of any of this Agreement, the Restated Agreement, the Intercreditor Agreement and the Security Trust Agreement.

7.5     OWN ACCOUNT
        Each Obligor represents that the transactions referred to in this Agreement and the Restated Agreement will be undertaken on its own account.



THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1
                                     PART 1
                    THE OBLIGORS (IN ADDITION TO SANITEC OY)

Pool Financing Helsinki Oy

Evac Oy

Evac International Oy

Ido Bathroom Ltd.

Sanitec Italia S.p.A.

Domino S.p.A.

Pozzi-Ginori S.p.A.

Allia International S.A.S. (formerly called Sanitec International S.A.)

Allia S.A.S. (formerly called Allia S.A.)

Sanitec Kolo Sp. z o.o.

Koninklijke Sphinx B.V.

Sphinx Sanitair B.V.

Sphinx Services B.V.

Royal Sanitec AB

Ifo Sanitar AB

Sanitec Leasing AB

Sanitec UK Limited

Twyford Holdings Limited

Twyford Bathrooms

                                     PART 2

                                    THE BANKS

BANK NAME                                                CREDIT OFFICE ADDRESS
The Governor and Company of the Bank of Ireland          Portfolio Management
                                                         La Touche House
                                                         IFSC
                                                         Custom House Docks
                                                         Dublin 1
                                                         Ireland

The Governor and Company of the Bank of Scotland         2nd Floor Broad Street House
                                                         55 Old Broad Street
                                                         London
                                                         EC2P 2HL

Bayerische Landesbank Girozentrale                       Brienner Strasse 20
                                                         80333 Munchen
                                                         Germany

BHF-Bank Aktiengesellschaft                              Bockenheimer Landesstrasse 10
                                                         60323 Frankfurt am Main
                                                         Germany

CDP Euromezz S.a.R.L.                                    46A avenue J.F.Kennedy
                                                         L-1855 Luxembourg

Credit Suisse First Boston                               1-5 Cabot Square
                                                         London
                                                         E14 4QJ

Dresdner Bank AG in Hamburg                              Financial Engineering
                                                         Neuer Wall 50
                                                         D-20349 Hamburg

Mizuho Corporate Bank, Ltd                               River Plate House
                                                         7-11 Finsbury Circus
                                                         London
                                                         EC2M 7DH

Goldman Sachs Credit Partners, LP                        C/O Goldman Sachs International
                                                         Peterborough Court,
                                                         133 Fleet Street
                                                         London
                                                         EC4A 2BB

Harbourmaster Loan Corporation B.V.                      Euro Capital Structures Limited
                                                         AIG House
                                                         Custom House Quay
                                                         IFSC
                                                         Dublin 1
                                                         Ireland

Landesbank Hessen-Thueringen Girozentrale                MAIN TOWER
                                                         Neue Mainzer Strasse 52-58


                                      -10-

                                                         D-60311 Frankfurt/Main

Landesbank Schleswig-Holstein Girozentrale               Kalvebod Brygge 39-41
                                                         DK-1560 Copenhagen V

Nordea Bank Finland Plc                                  Aleksis Kiven katu 3-5
                                                         FIN-00020 Nordea-Merita
                                                         Finland

Merrill Lynch Capital Corporation                        c/o Merrill Lynch International
                                                         European Leveraged Finance
                                                         Merrill Lynch Financial Centre
                                                         2 King Edward Street
                                                         London
                                                         EC1A 1HQ

OKO Osuuspankkien Keskuspankki Oyj                       Teollisuuskatu 1 b
                                                         00101 Helsinki
                                                         Finland

The Prudential Assurance Company Limited                 Private Financing Group
                                                         Laurence Poutney Hill
                                                         London
                                                         EC4R 0EU

The Royal Bank of Scotland Plc, Niederlassung Frankfurt  Wiesenau 43
                                                         D-60323 Frankfurt am Main
                                                         Germany

NORDIC INVESTMENT BANK                                   P.O.Box 249
                                                         FIN-00171 Helsinki
                                                         Finland

Deutsche Bank AG, London                                 Winchester House
                                                         1 Great Winchester Street
                                                         London EC2N 2DB

Bayerische Hypo- und Vereinsbank AG                      41 Moorgate
                                                         London EC2R 6PP

Centrobanca  Banca di  Credito  Finanziario  e           Corso Europa, 16
Mobilare S.p.A.                                          20122 Milano
                                                         Italia

Jubilee CDO I B.V.                                       Barclays Capital
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         London EC4Y 0JF

Duchess I CDO S.A.                                       Duke Street Capital Debt Management
                                                         Almack House
                                                         28 King Street
                                                         London SW1Y 6XA

                                   SCHEDULE 2
                              CONDITIONS PRECEDENT

A.      CORPORATE DOCUMENTS

1.      In relation to each Obligor:

        (a) a certified copy of the constitutional documents of such Obligor or a confirmation, given by an Authorised Signatory of such Obligor, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by such Obligor pursuant to the Senior Facilities Agreement on the date it executed or acceded to (as applicable) the Senior Facilities Agreement;

        (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of a board/shareholders/managing directors resolution or any other resolution required by law of such Obligor approving the execution, delivery and performance of this Agreement and any other document referred to in this Schedule 2 and the terms and conditions thereof and authorising a named person or persons to sign this Agreement and such other documents referred to in this Schedule 2; and

        (c) a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement and any documents to be delivered by such Obligor pursuant hereto.

B.      EXCHANGE BORROWERS

        2. (a) Borrower Transfer Agreement (as defined in the Restated Agreement) between INTER ALIOS Sanitec Oy as existing borrower and Allia International S.A.S. as new borrower;

        (b) The documents referred to in paragraphs 1, 3 and 5 of Part B of Schedule 8 of the Restated Agreement, relating to the Borrower Transfer Agreement referred to in paragraphs 2(a) above and 2(c) below; and

        (c) Borrower Transfer Agreement (as defined in the Restated Agreement) between INTER ALIOS Sanitec Oy as existing borrower and Allia S.A.S. as new borrower.

C.      SECURITY DOCUMENTS
3.      (a)   (i)   Duly executed pledges over Intellectual Property executed by
                    Domino S.p.A. and Pozzi-Ginori S.p.A.

              (ii) Confirmation agreements relating to the existing Italian law Security Documents.

        (b) Evidence that all action required to register in the register of Koninklijke Sphinx B.V. the transfer of all the shares acquired by Allia International S.A.S. in Koninklijke Sphinx B.V. and the pledge of such shares in favour of the Finance Parties has been taken.

        (c) Confirmation Letter relating to the existing English law Security Documents.

        (d)   (i)    Pledge of shares agreement(s) in respect of shares in
                     Sanitec Kolo Sp. z o.o.

              (ii) Pledge of assets agreement(s) in respect of assets of Sanitec Kolo Sp. z o.o.

              (iii) Revaluation agreement made between Sanitec Oy and Bayerische Hypo- und Vereinsbank AG, London Branch.

        (e)   (i)    Notarial amendment agreement relating to the registered
                     mortgage over real estate executed by Allia S.A.S.

              (ii) Confirmation in relation to the existing French law Security Documents (other than the registered mortgage referred to in (e)(i) above) together with evidence that all necessary notifications, and where practicable, registrations have been made to and with (a) the French tax authorities and (b) the French Commercial Court.

D.      LEGAL OPINIONS

4.      (a)   An opinion of Grimaldi e Clifford Chance, Italian counsel to the
              Facility Agent with respect to the documents referred to in paragraph 3(a) above and this Agreement.

        (b) An opinion of Clifford Chance, Dutch counsel to the Facility Agent with respect to this Agreement.

        (c) An opinion of Clifford Chance Punder, German counsel to the Facility Agent relating INTER ALIA to this Agreement, the Restated Agreement and the document referred to in paragraph 2(a) above.

        (d) An opinion of Hannes Snellmann, Finnish counsel to the Facility Agent relating to this Agreement and the document referred to in paragraph 2(a) above.

        (e) An opinion of Advokatfirman Vinge KB, Swedish counsel to the Facility Agent relating to this Agreement and the document referred to in paragraph 3(c) above.

        (f) An opinion of Clifford Chance SELAFA, French counsel to the Facility Agent relating to this Agreement and the documents referred to in paragraphs 2(a) and 3(e)(ii) above.

        (g) An opinion of Clifford Chance Punder Spolka Komandytowa, Polish counsel to the Facility Agent relating to this Agreement and the documents referred to in paragraph 3(d) above.

        (h) An opinion of Clifford Chance Punder, English counsel to the Facility Agent relating to this Agreement and the document referred to in paragraph 3(c) above.

E.      MISCELLANEOUS

5. Evidence that the amendment fee required to be paid under Clause 6.4 of this Agreement has been paid.

6. Memorandum from the Parent to the Facility Agent in relation to the tax basis for introducing exchange borrowers in the Restated Agreement.

                                   SCHEDULE 3

           INSTRUCTION REGARDING THE TRANSFER OF SHARES IN KERAMAG AG



From:         Bayerische Hypo- und Vereinsbank AG, London Branch
              41 Moorgate, London EC2R 6 PP
              Great Britain

To: [The Depository Bank as defined in the Keramag Share Pledge Agreements (Sanitec Oy)]


Date:         [o]


RE: [DEPOSIT ACCOUNT AS DEFINED IN THE KERAMAG SHARE PLEDGE AGREEMENTS (SANITEC
OY) (THE "DEPOSIT ACCOUNT")]; TRANSFER OF SHARES



Dear Sirs,

Sanitec Oy has granted a first, second and third ranking pledge over the shares in Keramag Keramische Werke AG held in collective safe custody and on the Deposit Account specified above (the "PLEDGED SHARES") and any amount standing currently or in the future to the credit balance of the above account in favour of us and other pledgees.

We, acting in our capacity as Security Agent on our own behalf and on behalf of the pledgees, hereby give you instruction to transfer the Pledged Shares on behalf of Sanitec Oy to the following deposit account of Allia International
S.A.S.:

              [Depository account of Allia International S.A.S. held at a depositary bank located in the Federal Republic of Germany]

We hereby give you further instruction to notify the above mentioned bank before such transfer is executed that the pledge over the Pledges Shares shall continue in full force and effect after the share transfer and that the above mentioned bank shall therefore hold the Pledged Shares for the benefit of the Security Agent and the pledgees and not for the benefit of Allia International S.A.S.

Yours truly,



___________________________________________________
Bayerische Hypo- und Vereinbank AG,

London Branch



We approve hereto:_____________________________________________

                                Sanitec Oy

                                     ANNEX I

                               RESTATED AGREEMENT

                                   SIGNATURES

THE PARENT, ORIGINAL BORROWER AND ORIGINAL GUARANTOR

SANITEC OY

By:



THE OBLIGORS

POOL FINANCING HELSINKI OY

By:



EVAC OY

By:



EVAC INTERNATIONAL OY

By:



IDO BATHROOM LTD.

By:



SANITEC ITALIA S.P.A.

By:



DOMINO S.P.A.

By:



POZZI-GINORI S.P.A.

By:

ALLIA INTERNATIONAL S.A.S.

By:



ALLIA S.A.S.

By:



SANITEC KOLO SP. Z O.O.

By:



KONINKLIJKE SPHINX B.V.

By:



SPHINX SANITAIR B.V.

By:



SPHINX SERVICES B.V.

By:



ROYAL SANITEC AB

By:



IFO SANITAR AB

By:



SANITEC LEASING AB

By:

SANITEC UK LIMITED

By:



TWYFORD HOLDINGS LIMITED

By:



TWYFORD BATHROOMS

By:



THE ARRANGER AND UNDERWRITER

BAYERISCHE HYPO- UND VEREINSBANK AG

By:



THE FACILITY AGENT, FRONTING BANK AND SECURITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH

By:



THE BANKS

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:

BAYERISCHE LANDESBANK GIROZENTRALE

By:

BHF-BANK AKTIENGESELLSCHAFT

By:

CDP EUROMEZZ S.A.R.L.

By:

CREDIT SUISSE FIRST BOSTON

By:

DRESDNER BANK AG IN HAMBURG

By:

MIZUHO CORPORATE BANK, LTD

By:

GOLDMAN SACHS CREDIT PARTNERS, LP

By:

HARBOURMASTER LOAN CORPORATION B.V

By:

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE

By:

LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE

By:

NORDEA BANK FINLAND PLC

By:

MERRILL LYNCH CAPITAL CORPORATION

By:

OKO OSUUSPANKKIEN KESKUSPANKKI OYJ

By:

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

By:

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT

By:

NORDIC INVESTMENT BANK

By:

DEUTSCHE BANK AG, LONDON

By:

BAYERISCHE HYPO- UND VEREINSBANK AG

By:

CENTROBANCA BANCA DI CREDITO FINANZIARIO E MOBILARE S.P.A.

By:

JUBILEE CDO I B.V.

By:

DUCHESS I CDO S.A.

By:

CLIFFORD
CHANCE
PUNDER



[GRAPHIC OMITTED]

                                                                        ANNEX I


                                 Dated 26 April
                                      2001

                                     Between
                                   FIN NEWCO I
                         as Parent and Original Borrower

                                   FIN NEWCO I
                                       and
                                  FIN NEWCO II
                             as Original Guarantors

                       BAYERISCHE HYPO- UND VEREINSBANK AG
                           as Arranger and Underwriter

               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH
                                as Fronting Bank


               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH
                      as Facility Agent and Security Agent

                                       and

                                     OTHERS


   ---------------------------------------------------------------------------

                                 EUR 615,000,000

                  SENIOR MULTICURRENCY TERM LOAN AND REVOLVING
                          CREDIT FACILITIES AGREEMENT

          as amended and restated by a first amendment and restatement agreement dated 27 August 2001, a second amendment and
         restatement agreement dated 14 December 2001, a third amendment and restatement agreement dated 7 May 2002 and a fourth
             amendment and restatement agreement dated on or about
                                13 September 2002

   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                                              PAGE
1.       Definitions and Interpretation................................................................1


2.       The Facilities...............................................................................34


3.       Utilisation of the Term Facilities...........................................................37


4.       Interest Periods for Term Advances...........................................................41


5.       Payment and Calculation of Interest on Term Advances.........................................42


6.       Utilisation of the Revolving Facility........................................................44


7.       Payment and Calculation of Interest on Revolving Advances....................................47


8.       Ancillary Facilities.........................................................................48


9.       Market Disruption............................................................................51


10.      Notification.................................................................................51


11.      Repayment of the Term Facilities.............................................................52


12.      Repayment of the Revolving Facility..........................................................54


13.      Borrowers' Liabilities in Relation to a Bank Guarantee.......................................54


14.      Mandatory Prepayment.........................................................................56


15.      Cancellation and Voluntary Prepayment........................................................60


16.      Taxes........................................................................................63


17.      Increased Costs..............................................................................64


18.      Illegality...................................................................................64


19.      Mitigation...................................................................................65


20.      Representations..............................................................................65


21.      Financial Information........................................................................72


22.      Financial Condition..........................................................................75


23.      Covenants....................................................................................76


24.      Events of Default............................................................................86





25.      Guarantee and Indemnity......................................................................90


26.      Commitment Commission and Fees...............................................................91


27.      Costs and Expenses...........................................................................92


28.      Default Interest and Indemnity...............................................................93


29.      Currency of Account and Payment..............................................................94


30.      Payments.....................................................................................95


31.      Set-Off......................................................................................97


32.      Sharing......................................................................................97


33.      The Facility Agent, the Arranger and the Banks...............................................99


34.      The Banks and the Fronting Bank.............................................................100


35.      Assignments and Transfers...................................................................101


36.      Additional Borrowers........................................................................104


37.      Additional Guarantors.......................................................................109


38.      Calculations and Evidence of Debt...........................................................110


39.      Remedies and Waivers, Partial Invalidity....................................................112


40.      Notices.....................................................................................112


41.      Counterparts................................................................................113


42.      Amendments..................................................................................113


43.      Governing Law and Jurisdiction..............................................................114


SCHEDULE 1 The Banks.................................................................................116


SCHEDULE 2 Form of Transfer Certificate..............................................................120


SCHEDULE 3 Conditions Precedent......................................................................124


SCHEDULE 4 Notice of Drawdown........................................................................127


SCHEDULE 5 Financial Condition.......................................................................129


SCHEDULE 6 Form of Compliance Certificate............................................................136


SCHEDULE 7 Form of Borrower/Guarantor Accession Agreement............................................138




SCHEDULE 8...........................................................................................141


Part A Additional Conditions Precedent For Additional/Substitute Obligors............................141


SCHEDULE 9 Form of Resignation Notice................................................................144


SCHEDULE 10 Facility Agent's Discretion and Obligations..............................................145


SCHEDULE 11 Guarantee and Indemnity..................................................................150


SCHEDULE 12 Mandatory Cost Formulae..................................................................153


SCHEDULE 13 Indemnification Bank Guarantee...........................................................156


SCHEDULE 14 Form Of Letter For  Determination  Of The  Effective  Global  Rate  (TAUX  EFFECTIF
            GLOBAL)..................................................................................157


SCHEDULE 15 Form Of Borrower Transfer Agreement......................................................159

THIS AGREEMENT is made on 26 April 2001

BETWEEN

(1) FIN NEWCO I as original borrower (the "PARENT" or the "ORIGINAL BORROWER"), together with the entities which accede hereto as Additional Borrowers, the "BORROWERS");

(2) FIN NEWCO I and FIN NEWCO II as original guarantors (the "ORIGINAL GUARANTORS" together with the entities which accede hereto as Additional Guarantors, the "GUARANTORS");

(3) BAYERISCHE HYPO- UND VEREINSBANK AG as arranger and underwriter of the Facilities (the "ARRANGER" and the "UNDERWRITER");

(4) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as fronting bank (the "FRONTING BANK");

(5) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH as facility agent for the Banks, and as security agent for the Finance Parties (the "FACILITY AGENT" and the "SECURITY AGENT");

(6) THE FINANCIAL INSTITUTIONS named in Part I of Schedule 1 (the "TERM BANKS"); and

(7) THE FINANCIAL INSTITUTIONS named in Part II of Schedule 1 (the "REVOLVING BANKS").

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         "ACCESSION AGREEMENT" means a Borrower Accession Agreement or a Guarantor Accession Agreement.

         "ACCOUNTANTS' REPORT" means the report prepared by Arthur Andersen dated on or about the date hereof in form and substance satisfactory to the Arranger and either (a) addressed to the Arranger and to the Facility Agent on behalf of itself and the Banks from time to time or
         (b) supplemented by a reliance letter agreeing to extend the benefit of the report to each of the Arranger, the Facility Agent and the Banks from time to time.

         "ACQUISITION" means the purchase by the Parent of at least fifty-three per cent. of the Target Company Shares on the terms of the Acquisition Documents.

         "ACQUISITION AGREEMENT" means the sale and purchase agreement in the agreed form dated on or about the date hereof between, INTER ALIA, the Parent and the Vendors relating to the Acquisition together with all schedules, exhibits and attachments to such agreement.

         "ACQUISITION COSTS" means all fees, out-of-pocket costs and expenses, stamp, registration and other taxes incurred by the Parent, Fin Newco II, Fin Newco III, Lux Newco or any other member of the Group in connection with the Acquisition, the Offers, the Facilities, the Finance Documents and/or the PIK Loan.

         "ACQUISITION DOCUMENTS" means the Acquisition Agreement including all its schedules and attachments and all documents to be executed pursuant thereto on or before the Closing Date in the form attached to or agreed for the purposes of the Acquisition Agreement and such other documents (if any) relating to the transactions contemplated in such agreements and identified to the Facility Agent by the Parent in writing as an Acquisition Document.

         "ADDITIONAL BORROWER" means any company which has become an Additional Borrower in accordance with Clause 36 (ADDITIONAL BORROWERS).

         "ADDITIONAL GUARANTOR" means any company which has become an Additional Guarantor in accordance with Clause 37 (ADDITIONAL GUARANTORS).

         "ADDITIONAL OBLIGOR" means an Additional Borrower and/or Additional Guarantor.

         "ADVANCE" means a Revolving Advance or a Term Advance.

         "ANCILLARY BANK" means each Revolving Bank which becomes an Ancillary Bank by operation of Clause 8 (ANCILLARY FACILITIES).

         "ANCILLARY COMMITMENT" means, in relation to an Ancillary Bank, the maximum amount from time to time of the Ancillary Facilities to be made available by that Ancillary Bank which has been authorised as such under Clause 8 (ANCILLARY FACILITIES) to the extent not cancelled under this Agreement.

         "ANCILLARY FACILITY" means any facility provided pursuant to sub-clause 2.1.6.

         "ANCILLARY OUTSTANDINGS" means, at any time, the aggregate equivalent amount in euro of all banking arrangements of the following type under each Ancillary Facility then in force:

         (a) all amounts of principal then outstanding under any overdraft facilities;

         (b) the maximum face amount (excluding amounts in respect of interest) of all guarantees, bonds and letters of credit then outstanding under any guarantee, bonding or letter of credit facilities; and

         (c) in respect of any other facility (including any foreign exchange facility) or financial accommodation such other amount as the relevant Ancillary Bank may (acting reasonably and in consultation with the Facility Agent) determine fairly represents the aggregate exposure at such time of the Ancillary Bank providing the same,

         PROVIDED THAT such amount shall at no time exceed the relevant Ancillary Bank's Ancillary Commitment.

         "APPLICABLE A1 MARGIN" means, in relation to the Term A1 Outstandings and subject to Clause 5.3 (MARGIN RATCHET), 2.25 % per annum.

         "APPLICABLE A2 MARGIN" means, in relation to the Term A2 Outstandings and subject to Clause 5.3 (MARGIN RATCHET), 2.25 % per annum.

         "APPLICABLE B MARGIN" means, in relation to the Term B Outstandings,
         2.75 % per annum.

         "APPLICABLE C MARGIN" means in relation to the Term C Outstandings, 3.25% per annum.

         "APPLICABLE REVOLVING MARGIN" means, in relation to the Revolving Outstandings and subject to Clause 5.3 (MARGIN RATCHET), 2.25 % per annum.

         "APPROVED ADDITIONAL BORROWER" means such members of the Group as agreed by the Parent and the Facility Agent (acting on the instructions of an Instructing Group, in the event that Keramag AG is proposed as an approved additional borrower and the instructions of all the Banks in the case of any other member of the Group), subject to such member of the Group's accession as an Additional Borrower to this Agreement in accordance with Clauses 36.1 (REQUEST FOR ADDITIONAL BORROWER) and 36.2 (BORROWER CONDITIONS PRECEDENT).

         "APPROVED SUBSTITUTE BORROWER" means a newly established limited liability company incorporated under the laws of Luxembourg which has not been trading or undertaken any commercial activities of any kind, does not have any assets and has not incurred any obligations or liabilities (actual or contingent).

         "APPROVED SUBSTITUTE GUARANTOR" means a newly established limited liability company incorporated under the laws of Luxembourg which has not been trading or undertaken any commercial activities of any kind, does not have any assets and has not incurred any obligations or liabilities (actual or contingent).

         "ASSIGNMENT AGREEMENT I" means the security assignment agreement between Fin Newco II and the Security Agent pursuant to which Fin Newco II assigns its rights against Fin Newco I under the Junior On-Loan and the PIK On-Loan to the Security Agent.

         "ASSIGNMENT AGREEMENT II" means the security assignment agreement between Fin Newco I and the Security Agent pursuant to which Fin Newco I assigns its rights under the Reports and the Acquisition Agreement.

         "AUTHORISED SIGNATORY" means, in relation to an Obligor or proposed Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Facility Agent) and in respect of whom the Facility Agent has received a certificate signed by a director or another Authorised Signatory of such Obligor or proposed Obligor setting out the name and signature of such person and confirming such person's authority to act.

         "AVAILABLE COMMITMENT" means, in relation to a Bank at any time, the aggregate of its Available Term Commitments and Available Revolving Commitment.

         "AVAILABLE REVOLVING COMMITMENT" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, its Revolving Commitment at such time LESS the aggregate of its share of the Euro Amounts of the Revolving Outstandings (other than the Ancillary Outstandings) and its Ancillary Commitment PROVIDED THAT such amount shall not be less than zero.

         "AVAILABLE REVOLVING FACILITY" means, at any time, the aggregate amount of the Available Revolving Commitments adjusted, in the case of any proposed utilisation so as to take into account:

         (a) the Euro Amount of any reduction in the Revolving Commitment of a Revolving Bank pursuant to the terms hereof;

         (b) the Euro Amount of any Revolving Advance and/or Bank Guarantee which, pursuant to any other utilisation, is to be made or, as the case may be, issued; and

         (c) the Euro Amount of any Revolving Advance and/or Bank Guarantee which is due to be repaid,

         on or before the proposed drawdown date.

         "AVAILABLE TERM A1 COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, its Term A1 Commitment at such time LESS the aggregate of its share of the Term A1 Outstandings at such time.

         "AVAILABLE TERM A2 COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, its Term A2 Commitment at such time LESS the aggregate Euro Amount of its share of the Term A2 Outstandings at such time.

         "AVAILABLE TERM B1 COMMITMENT" means, in relation to a Term B1 Bank at any time and save as otherwise provided herein, its Term B1 Commitment at such time LESS the aggregate of its share of the Term B1 Outstandings at such time.

         "AVAILABLE TERM B2 COMMITMENT" means, in relation to a Term B2 Bank at any time, zero.

         "AVAILABLE TERM C COMMITMENT" means in relation to a Term Bank at any time and save as otherwise provided herein, its Term C Commitment at such time LESS the aggregate of its share of the Term C Outstandings at such time.

         "AVAILABLE TERM COMMITMENTS" means, in relation to a Term Bank at any time and save as otherwise provided herein, the aggregate of its Available Term A1 Commitment, its Available Term A2 Commitment, its Available Term B1 Commitment, its Available Term B2 Commitment and its Available Term C Commitment at such time and "AVAILABLE TERM COMMITMENT" means any such available commitment.

         "AVAILABLE TERM A1 FACILITY" means, at any time, the aggregate amount of the Available Term A1 Commitments of the Term Banks at such time adjusted, in the case of any proposed drawdown, so as to take into account any reduction in the Term A1 Commitment of a Term Bank on or before the proposed drawdown date pursuant to the terms hereof.

         "AVAILABLE TERM A2 FACILITY" means, at any time, the aggregate amount of the Available Term A2 Commitments of the Term Banks at such time adjusted, in the case of any proposed drawdown, so as to take into account any reduction in the Term A2 Commitment of a Term Bank on or before the proposed drawdown date pursuant to the terms hereof.

         "AVAILABLE TERM B1 FACILITY" means, at any time, the aggregate amount of the Available Term B1 Commitments of the Term B1 Banks at such time adjusted, in the case of any proposed drawdown, so as to take into account any reduction in the Term B1 Commitment of a Term B1 Bank on or before the proposed drawdown date pursuant to the terms hereof.

         "AVAILABLE TERM B2 FACILITY" means zero.

         "AVAILABLE TERM C FACILITY" means, at any time, the aggregate amount of the Available Term C Commitments of the Term Banks at such time adjusted, in the case of any proposed drawdown so as to take into account any reduction in the Term C Commitment of a Term Bank on or before the proposed drawdown date pursuant to the terms hereof.

         "AVAILABLE TERM FACILITIES" means, at any time, the aggregate of the Available Term A1 Facility, the Available Term A2 Facility, the Available Term B1 Facility, the Available Term B2 Facility and the Available Term C Facility at such time and "AVAILABLE TERM FACILITY" means any such available facility.

         "BANKS" means the Term Banks, the Revolving Banks and the Fronting Bank and "BANK" means any one of them.

         "BANK GUARANTEE" means a bank guarantee or letter of credit issued or to be issued by the Fronting Bank pursuant to Clause 3 (UTILISATION OF THE TERM FACILITIES) or Clause 6 (UTILISATION OF THE REVOLVING FACILITY) in a form acceptable to the Facility Agent and the Fronting Bank.

         "BANK GUARANTEE AMOUNT" means:

         (a) each sum paid or due and payable by the Fronting Bank to the beneficiary of a Bank Guarantee pursuant to the terms of such Bank Guarantee; and

         (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from the Fronting Bank under a Bank Guarantee), claims, losses and expenses which the Fronting Bank incurs or sustains in connection with a Bank Guarantee, in each case which has not been reimbursed pursuant to Clause 13 (BORROWERS' LIABILITIES IN RELATION TO A BANK GUARANTEE).

         "BANK GUARANTEE COMMISSION RATE" means a bank guarantee commission rate equal to the Margin applicable to the Facility under which the Bank Guarantee is issued.

         "BANK GUARANTEE PROPORTION" means, in relation to a Bank in respect of any Bank Guarantee and save as otherwise provided herein, the proportion (expressed as a percentage) borne by such Bank's Available Revolving Commitment to the Available Revolving Facility, immediately prior to the issue of such Bank Guarantee.

         "BC PARTNERS" means BC Partners Limited.

         "BC PARTNERS FUNDS" means funds advised by BC Partners.

         "BORROWER ACCESSION AGREEMENT" means an agreement substantially in the form set out in Schedule 7 (FORM OF BORROWER/GUARANTOR ACCESSION AGREEMENT).

         "BORROWER TRANSFER AGREEMENT" means an agreement substantially in the form set out in Schedule 15 (FORM OF BORROWER TRANSFER AGREEMENT).

         "BUDGET" means the Business Plan and with respect to each financial year commencing on or after 31 December 2001 the latest budget delivered by the Parent to the Facility Agent and agreed with the Facility Agent pursuant to Clause 21.6 (BUDGET).

         "BUSINESS DAY" means:

         (a) (in relation to any day other than a date for the payment or purchase of, or rate fixing relating to, euro) a day, other than a Saturday or Sunday, on which banks are open for general business in Frankfurt, Munich and London and (in relation to any date for payment or purchase of, or rate fixing relating to, a sum denominated in a currency other than euro) the principal financial centre of the country of that currency; or

         (b) (in relation to any date for payment or purchase of, or rate fixing relating to, euro), a TARGET Day, on which banks are open for general business in Munich and London.

         "BUSINESS PLAN" means the financial model including profit and loss, balance sheet and cash flow projections in agreed form as of the date hereof relating to the Group (for these purposes assuming completion of the Acquisition) in agreed form delivered to the Facility Agent in accordance with Clause 2.3 (CONDITIONS PRECEDENT).

         "CASH COLLATERAL" means in relation to any Bank Guarantee or Bank Guarantee Proportion of a Bank Guarantee, a deposit in such interest-bearing account or accounts in the name of the Original Borrower or the relevant Borrower as the Facility Agent may specify, such deposit and account to be secured in favour of, and on terms and conditions acceptable to, the Finance Parties.

         "CAPITAL EXPENDITURE" shall have the meaning given to such term in
         Schedule 5 (FINANCIAL CONDITION).

         "CERTAIN VOLUNTARY OFFER ADVANCE" means any of the Term A1 Advance, the Term B Advance and the Term C Advance in each case drawn-down to meet the payment obligations of the Parent arising under the initial offer period (but not any extension thereof) of the Voluntary Offer, PROVIDED THAT any such Term Advance shall only constitute a Certain Voluntary Offer Advance, if such payment obligations are to be met (save with regard to a grace period of three days for settlement of such obligations) if later than on the Closing Date then within 21 days from 15 May 2001 (or otherwise on the Closing Date).

         "CLOSING DATE" means the date on which the Acquisition is completed.

         "COMMITMENT" means, in relation to a Bank at any time, the aggregate of its Term Commitment and its Revolving Commitment.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form set out in Schedule 6 (FORM OF COMPLIANCE CERTIFICATE).

         "CONSOLIDATED ADJUSTED EBITDA" shall have the meaning given to such terms in Schedule 5 (FINANCIAL CONDITION).

         "DUTCH NEWCO" means Pool Acquisition Netherlands B.V., a limited liability company duly organised under the laws of the Netherlands with its registered corporate seat in Volendam, registered under 37096393 at the Trade Registry in Volendam having a registered share capital of EUR 30,000,000.

         "EFFECTIVE DATE OF THE MERGER" means the date on which the Merger becomes effective in accordance with the laws of Finland.

         "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

         "EMU LEGISLATION" means legislative measures of the European Union for the introduction of, changeover to, or operation of the euro, in one or more member states being in part legislative measures to implement the third stage of EMU.

         "ENCUMBRANCE" means (a) a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person or (c) any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect.

         "ENVIRONMENTAL CLAIM" means any claim, proceedings or investigation by any person pursuant to any Environmental Law.

         "ENVIRONMENTAL LAW" means any applicable law in any jurisdiction in which any member of the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

         "ENVIRONMENTAL PERMITS" means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by the relevant member of the Group.

         "ENVIRONMENTAL REPORT" means the environmental due diligence report prepared by ERM Lahmeyer in form and substance satisfactory to the Arranger.

         "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended or re-enacted from time to time.

         "ERISA AFFILIATE" means each trade or business (whether or not incorporated) which together with the Parent or a subsidiary of the Parent would be deemed to be a "single employer" within the meaning of
         Section 4001 of ERISA.

         "ERISA PLAN" shall mean any single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Parent or a subsidiary of the Parent or an ERISA affiliate.

         "EURIBOR" means, the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the rate of the Banking Federation of the European Union for euro (being currently page 248) for that period or such other page or service which displays the rate of the Banking Federation of the European Union for euro as the Facility Agent, after consultation with the Banks and the Parent, shall select.

         "EURO AMOUNT" means:

         (a) in relation to a Term A2 Advance or a Revolving Advance, its Original Euro Amount as reduced by the proportion (if any) of such Advance which has been repaid;

         (b) in relation to a Bank Guarantee issued under the Term A2 Facility or the Revolving Facility at any time:

                  (i) if such Bank Guarantee is denominated in euro, the maximum actual and contingent liability of the Fronting Bank or the Banks thereunder or in respect thereof at such time; and

                  (ii) if such Bank Guarantee is denominated in an Optional Currency, the equivalent in euro of the maximum actual and contingent liability of the Fronting Bank thereunder at such time, calculated as at the later of (1) the date which falls two Business Days before its issue date or any renewal date or (2) the most recent Valuation Date; and

         (c) in relation to Outstandings under a Facility, the aggregate of the Euro Amounts of each outstanding Advance and Bank Guarantee under such Facility.

         "EVENT OF DEFAULT" means any circumstance described as such in Clause 24 (EVENTS OF DEFAULT).

         "EXCESS CASH FLOW" shall have the meaning given to such term in
         Schedule 5 (FINANCIAL CONDITION).

         "EXCHANGE BORROWERS" means the Parent, Allia International S.A.S. (formerly called Sanitec International S.A.), Allia S.A.S. (formerly called Allia S.A.), Sanitec Kolo Sp. z o.o. (subject to its accession as an Additional Borrower to this Agreement in accordance with Clause 36 (ADDITIONAL BORROWER)) and any other subsidiary of the Parent approved by all the Banks (subject to such subsidiary's accession as an Additional Borrower to this Agreement in accordance with Clause 36 (ADDITIONAL BORROWER)).

         "EXISTING AMOUNT" means, in relation to any Term A2 Advance and any two successive Interest Periods relating thereto, the amount of such Term A2 Advance at the beginning of the last day of the first of those Interest Periods LESS any part thereof falling to be repaid on such day.

         "EXISTING BORROWER" has the meaning given to it in Clause 36.6 (EXCHANGE BORROWERS).

         "EXPIRY DATE" means, in relation to any Bank Guarantee, the date on which the maximum aggregate liability thereunder is reduced to zero.

         "FACILITIES" means the Term Facilities and the Revolving Facility (including, without any limitation, the Ancillary Facilities) and a "FACILITY" shall mean any one of them.

         "FACILITY OFFICE" means in relation to the Facility Agent or any Bank, the office identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office as it may from time to time select by notice.

         "FIN NEWCO I" means Pool Acquisition Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) 1700086-7 at the Trade Register in

         Helsinki, having a share capital of EUR 8,100, which following the Merger is known as Sanitec Oy.

         "FIN NEWCO II" means Pool Financing Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) 1700087-5 at the Trade Register in Helsinki, having a share capital of EUR 8,100.

         "FIN NEWCO III" means Pool Sub-Financing Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (business code) Y-1734186-4 at the Trade Register in Helsinki, having a share capital of EUR 8,000.

         "FINANCE DOCUMENTS" means this Agreement, any Borrower Accession Agreement, any Guarantor Accession Agreement, any Borrower Transfer Agreement, the fee letters referred to in Clauses 26.3 (UNDERWRITING AND ARRANGEMENT FEE), 26.4 (FACILITY AGENCY FEE) and 26.5 (SECURITY AGENCY FEE), the Security Trust Agreement, the Security Documents, the Intercreditor Agreement, the Subordination Agreement, the Senior Notes Loan Subordination Agreement, any hedging agreements entered into by a Bank (but not any other financial institution) to hedge obligations of the Obligors under the Senior Facility Agreement and/or the Junior Facility Agreement, any document entered into in connection with any Ancillary Facility, each Bank Guarantee and any documents evidencing the terms of any other agreement or document that may be entered into or executed in connection with any of the foregoing by any Obligor.

         "FINANCE LEASE" means a contract treated as a finance or capital lease in accordance with generally accepted accounting principles in the Relevant Jurisdiction.

         "FINANCE PARTIES" means the Facility Agent, the Security Agent, the Arranger, the Fronting Bank, the Underwriter and the Banks (including the Ancillary Banks).

         "FINANCIAL INDEBTEDNESS" means any indebtedness for or in respect of:

         (a)      Indebtedness for Borrowed Money;

         (b) any documentary or standby letter of credit facility or performance bond facility;

         (c) any interest rate swap, currency swap, forward foreign exchange transaction, cap, floor, collar or option transaction or any other treasury transaction or any combination thereof or any other transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and the amount of the Financial Indebtedness in relation to any such transaction shall be calculated by reference to the mark-to-market valuation of such transaction at the relevant time); and

         (d) any guarantee or indemnity of any of the items referred to in paragraphs (a) to (c) above.

         "FINANCIAL QUARTER" shall have the meaning ascribed to it in Schedule 5 (FINANCIAL CONDITION).

         "FLOTATION" means the listing of, or a successful application being made to deal in, any part of the share capital of any member of the Group on any recognised exchange or market in any country.

         "FOURTH AMENDMENT AGREEMENT" means the amendment agreement dated on or about 13 September 2002 between, INTER ALIOS, the Parent and the Finance Parties amending this Agreement.

         "FRENCH EXCHANGE BORROWER" means any Exchange Borrower whose Relevant Jurisdiction is France.

         "FUNDING ADVANCE" means any of the Term A1 Advance, the Term B Advance and the Term C Advance in each case to be made on the Closing Date.

        "GERMAN NEWCO" means a limited liability company, incorporated under the laws of Germany, wholly owned by a fund advised by BC Partners, set up for the sole purpose of acquiring 0.4 per cent. of the shares in Keramag AG, which has not and will not be trading or undertaken any commercial activities of any kind, does not have any assets (save as contemplated in this definition) and has not incurred and will not incur any obligations or liabilities (actual or contingent) other than under an option agreement to be entered into for the benefit of the Finance Parties.

         "GROUP" means the Parent and its subsidiaries from time to time and shall for as long as Fin Newco II is a Guarantor hereunder for the purposes of Clauses 20.5 (NO MATERIAL PROCEEDINGS), 20.14 (NO WINDING-UP), 20.15 (NO MATERIAL DEFAULTS), 20.18 (ENVIRONMENTAL COMPLIANCE), 20.19 (ENVIRONMENTAL CLAIMS), 20.20 (ENCUMBRANCES AND FINANCIAL INDEBTEDNESS), 20.23 (CONSENTS AND APPROVALS), 20.24 (TAXATION), 20.29 (ISSUE OF SHARE CAPITAL), 20.30 (PENSIONS), 20.33 (NO PURCHASE OF MARGIN STOCK), 20.34 (ERISA PLANS), 20.35 (NO INVESTMENT COMPANY), 20.36 (NO REQUIREMENT TO INVESTMENT UNDER ENVIRONMENTAL LOANS), 23.1.17 (PENSIONS), 24.5 (CROSS Default), 24.6 (INSOLVENCY AND RESCHEDULING), 24.7 (WINDING-UP), 24.8 (EXECUTION OR DISTRESS), 24.9 (FAILURE TO COMPLY WITH FINAL JUDGEMENT), 24.10 (GOVERNMENTAL INTERVENTION), 24.112 (THE GROUP'S BUSINESS), 24.16 (ENVIRONMENTAL) and
         24.17 (LITIGATION) also include Fin Newco II.

         "GROUP STRUCTURE CHART" means the group structure chart showing as of the date of this Agreement and assuming that the Acquisition has been completed:

         (a)      all Material Group Entities and Fin Newco II; and

         (b) the jurisdiction of incorporation or establishment of each person within (a) above.

         "GUARANTOR ACCESSION AGREEMENT" means an agreement substantially in the form set out in Schedule 7 (FORM OF BORROWER/GUARANTOR ACCESSION AGREEMENT).

         "HEDGING STRATEGY LETTER" means the letter in terms agreed by the Parent and the Arranger addressed to the Arranger from the Parent setting out the approved and agreed hedging strategy.

         "HOLDING ACCOUNT" means the interest bearing account (interest to be for the account of the account holder) held with the Arranger and identified in a letter between the Parent and the Facility Agent as a Holding Account (or any other interest bearing account held with the Arranger by a member of the Group which is opened after the date hereof and after receipt by the Facility Agent of written confirmation from the Parent that such account is to be a "Holding Account") (as the same may be redesignated, substituted or replaced from time to time) which is to be pledged to the Finance Parties to secure all amounts due under the Finance Documents and from which the only withdrawals which may be made are:

         (a)      for the purposes contemplated in Clause 14 (MANDATORY
                  PREPAYMENT); or

         (b) for the purpose of repaying amounts due to the Finance Parties under this Agreement; or

         (c) for the purpose of repaying amounts due to the Junior Lenders under the Junior Facility Agreement; or

         (d) for the purpose of repaying amounts due to the Liquidity Lender under the Liquidity Facility Agreement; or

         (e) for the purpose of paying Acquisition Costs and/or costs for the Junior Take-Out (including the Senior Notes Costs); or

         (f) for the purpose of making interest payments with regard to the Junior Facility Agreement and the Liquidity Facility Agreement; or

         (g) for the purpose of making payment for the Target Company Shares (i) to be purchased on the stock exchange under the Mandatory Offer, (ii) to be purchased in the market other than pursuant to the Acquisition and the Offers or (iii) for the purposes of re-financing purchases referred to under (ii).

         "INDEBTEDNESS FOR BORROWED MONEY" means any indebtedness for or in respect of:

         (a)      moneys borrowed;

         (b) any amount raised by acceptance under any acceptance credit facility;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (d) (i) any amount raised pursuant to any issue of shares which are expressed to be redeemable and (ii) all obligations to purchase, retire, defease or otherwise acquire for value any share capital of any person or any warrants, rights or options to acquire such share capital in respect of transactions which, in each such case, have the commercial effect of a borrowing or which finance a member of the Group or the Group's operations or capital requirements;

         (e) the amount of any liability in respect of any lease or hire purchase contract which would be a Finance Lease;

         (f) the amount of any liability in respect of any advance or deferred purchase agreement where the advance or defined payment (i) is arranged also primarily as a method of raising finance or financing the acquisition of that asset or service or (ii) involves any deferral of payment of any sum for more than six months;

         (g) receivables sold or discounted (other than on a non-recourse basis);

         (h) any agreement or option to re-acquire an asset if one of the primary reasons for entering into such agreement or option is to raise finance;

         (i) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and

         (j) the amount of any liability in respect of any guarantee, indemnity, letter of credit or similar assurance against financial loss of any person, and any agreement to invest in, lend to or purchase assets of any person in order to support the credit of that person in respect of any of the items referred to in paragraphs (a) to (i) above, but avoiding double counting.

         "INFORMATION MEMORANDUM" means the document concerning the Group which will be prepared by the Arranger on the Group's behalf as set out in more detail in the Syndication Strategy Letter in relation to this transaction after the date hereof and distributed by the Arranger to selected banks during general syndication.

         "INITIAL INVESTORS" means BC Partners Funds.

         "INSTRUCTING GROUP" means:

         (a) whilst no Advances have been made or Bank Guarantees issued, a Bank or Banks whose aggregate Commitments, calculated on the date on which the Facility Agent seeks instructions from the Banks, amount (or if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty-six and two thirds per cent. of the Total Commitments; and

         (b) at any other time, a Bank or Banks to whom in aggregate more than sixty-six and two thirds per cent. of the Outstandings is (or, immediately prior to its repayment, was then) owed, calculated on the date on which the Facility Agent seeks instructions from the Banks.

         "INTELLECTUAL PROPERTY" means any and all interests in any part of the world in or relating to registered and unregistered trade marks and service marks, domain names, patents, registered designs, trade names, business names, titles, registered or unregistered copyrights in published and unpublished works, unregistered designs, inventions registered or unregistered, data base rights, know-how, any other intellectual property rights and any applications for any of the foregoing and any goodwill therein.

         "INTERBANK MARKET" means the London Interbank Euro-currency market.

         "INTERBANK RATE" means, in relation to any amount to be advanced to or owing by an Obligor hereunder;

         (a)      in euro, EURIBOR; or

         (b) in any other currency, LIBOR, being the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the interest rate offered to the Interbank Market for deposits in that currency (being currently "3740" or "3750") and for such period or such other page or service which displays such an interest rate for that currency as the Facility Agent, after consultation with the Banks and the Parent, shall select; or

         (c) if the Facility Agent is unable to access the relevant screen or if a rate is not available on the relevant screen for the currency and period (and the Facility Agent has not selected an alternative service), the arithmetic mean (rounded upwards to 4 decimal places) of the rates (as notified to the Facility Agent) at which each of the Reference Banks was offered by prime banks in the Interbank Market deposits in the currency of such amount and for such period, in each case as of 11.00 am on the Quotation Date for such period and currency PROVIDED THAT, in relation to any currency other than euro, this shall be London time.

         "INTERCREDITOR AGREEMENT" means the intercreditor agreement in agreed form to be entered into between, INTER ALIA, the Facility Agent, the Security Agent, the Banks, the Junior Lenders, the Liquidity Lender, Fin Newco II and the Original Borrower.

         "INTEREST PERIOD" means, save as otherwise provided herein:

         (a)      any of those periods mentioned in Clause 4.1 (INTEREST
                  PERIODS); and

         (b) in relation to an Unpaid Sum, any of those periods mentioned in Clause 28.1 (DEFAULT INTEREST PERIODS).

         "INTRA-GROUP LOAN" means a loan from one member of the Group to another member of the Group.

         "JUNIOR DOCUMENTS" means the Junior Finance Documents as defined in the Junior Facility Agreement.

         "JUNIOR FACILITY AGREEMENT" means the Junior facility agreement dated on or about the date hereof between, INTER ALIA, Fin Newco II and the Junior Lenders.

         "JUNIOR FINANCE PARTIES" has the meaning given to such term in the Junior Facility Agreement.

         "JUNIOR LENDERS" means Bayerische Hypo- und Vereinsbank AG, London Branch and any financial institution which has become a party to the Junior Facility Agreement by assignment and/or transfer and has not ceased to be a party thereto in accordance with the terms thereof.

         "JUNIOR ON-LOAN" means the loan on terms in agreed form by which Fin Newco II on-lends the funds advanced to it under the Junior Facility Agreement to Fin Newco I.

         "JUNIOR TAKE-OUT" means the repayment of all or part of the amounts outstanding under the Junior Facility Agreement and the Junior On-Loan and potentially all or part of the amounts outstanding under the Liquidity Facility Agreement by the issuing of Senior Notes by Lux Newco II and the on-lending of such Senior Notes net proceeds to Fin Newco I, such loan to be subordinated to the claims of the Finance Parties and the Liquidity Lender, on the terms of the Senior Notes Loan Subordination Agreement.

         "LEGAL DUE DILIGENCE REPORT" means the legal due diligence report prepared by CMS Hasche Sigle Eschenlohr Peltzer Schafer in connection with the Acquisition in form and substance satisfactory to the Arranger.

         "LEGAL OPINIONS" means the Legal Opinions delivered under Schedule 3 (CONDITIONS PRECEDENT) and Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS).

         "LIQUIDITY DOCUMENTS" means the Liquidity Finance Documents as defined in the Liquidity Facility Agreement.

         "LIQUIDITY FACILITY AGREEMENT" means the liquidity facility agreement dated 6 June 2001 between Fin Newco I and the Liquidity Lender pursuant to which the Liquidity Lender makes available to Fin Newco I a liquidity facility.

         "LIQUIDITY LENDER" means Bayerische Hypo- und Vereinsbank AG, London Branch.

         "LUX NEWCO" means Pool Acquisition Luxembourg I S.A., a stock corporation (Societe Anonyme) duly organised under the laws of Luxembourg with its registered corporate seat in Luxembourg, registered under Section B numero 82054 at the Trade Registry in Luxembourg, having a share capital of EUR 31,500.

         "LUX NEWCO II" means Sanitec International S.A., 19 - 21 Boulevard du Prince Henri, L 1724 Luxembourg.

         "MANDATORY COSTS RATE" means the percentage rate per annum calculated by the Facility Agent in accordance with Schedule 12 (MANDATORY COST FORMULAE).

         "MANDATORY OFFER" means the mandatory offer to be made by the Parent, on the terms set out in the Mandatory Offer Documents, to acquire the Target Company Shares not already owned by or to be acquired under the Acquisition Agreement by the Parent, as such offer may from time to time be amended, supplemented, revised or renewed as permitted hereunder.

         "MANDATORY OFFER DOCUMENTS" means the documents issued by the Parent and the Target Company in connection with the Mandatory Offers which are publicly available.

         "MARGIN" means the Applicable A1 Margin, the Applicable A2 Margin, the Applicable B Margin, the Applicable C Margin or, as the context may require, the Applicable Revolving Margin.

         "MARKET DUE DILIGENCE REPORT" means the market due diligence report prepared by Boston Consulting Group regarding the business of the Target Group.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, assets, condition (financial or otherwise) of any Material Group Entity or the Group taken as a whole which is likely to have a negative effect on the ability of an Obligor to perform its obligations under the Finance Documents or (b) the ability of an Obligor to perform its obligations under the Finance Documents or (c) the validity or the enforceability of the Finance Documents or the rights or remedies of any Finance Party thereunder.

         "MATERIAL GROUP ENTITY" means any Obligor or any other member of the Group having more than five per cent. of EBIT and/or turnover (other than from one member of the Group to another member of the Group) and/or gross assets of the Group when consolidated with the EBIT, turnover (other than from one member of the Group to another member of the Group) and gross assets of its subsidiaries as determined by reference to the most recent available annual audited or quarterly accounts.

         "MERGER" means the merger of the Parent and the Target Company in accordance with the laws of Finland.

         "MULTI-EMPLOYER PLAN" means a multi-employer plan as defined in Section 4001(a)(3) and subject to Title IV of ERISA that is, or at any time during the five calendar years preceding the date of this Agreement was, maintained for employees of the Parent, a subsidiary of the Parent or an ERISA Affiliate.

         "NATIONAL CURRENCY UNIT" means the unit of currency (other than a euro unit) of a Participating Member State.

         "NET DISPOSAL PROCEEDS" means the gross total proceeds received by members of the Group in cash from any person from all disposals, leases or transfers of any revenues or assets of the Group less:

         (a)      out of pocket expenses;

         (b)      the VAT paid or payable by the seller due to such sale;

         (c) any income, capital gains, withholding or other taxes incurred and required to be paid by the seller in connection with such disposal, lease or transfers as reasonably determined in good faith by the seller on the basis of the existing tax rates applicable to the gain (if any) and after taking into account all available credits, deductions and allowances; and

         (d) an amount equal to any amount required to meet any liabilities, incurred upon any such disposal, lease or transfer, to any third party.

         "NEW AMOUNT" means, in relation to any Term A2 Advance and any two successive Interest Periods relating thereto, the amount of such Term A2 Advance at the beginning of the second of those Interest Periods, as determined in accordance with Clause 3.6.3 (AMOUNTS OF TERM A2 ADVANCES).

         "NEW BORROWER" has the meaning given to it in Clause 36.6 (EXCHANGE BORROWERS).

         "NOTICE OF DRAWDOWN" means a notice (or notices) substantially in the form set out in Schedule 4 (NOTICE OF DRAWDOWN).

         "OBLIGORS" means the Borrowers and the Guarantors and "OBLIGOR" means any one of them.

         "OFFERS" means  the Mandatory Offer and the Voluntary Offer.

         "OFFER DOCUMENTS" means the Voluntary Offer Documents and the Mandatory Offer Documents.

         "OPTION AGREEMENT" means the option agreement, if any, dated on or about the date falling four years after the Closing Date between, INTER ALIA, the Junior Lenders and the Initial Investors.

         "OPTIONAL CURRENCY" means (i) Sterling, United States Dollars, Swiss Francs, Norwegian Krones and Swedish Krones and (ii) any other currency approved in writing by the Facility Agent (acting on the instructions of all the Banks) as an optional currency for the purpose of any drawdown at least three Business Days prior to delivery of the Notice of Drawdown for such Advance and, at the time of drawdown , the currency is:

         (a)      freely transferable and freely convertible into euro; and

         (b)      available to banks in the Interbank Market,

         but, in the case of the currency of any Participating Member State, the euro shall be the Optional Currency only in the form of the euro unit.

         "ORIGINAL EURO AMOUNT" means in relation to a Term A2 Advance or a Revolving Advance, the amount specified in the Notice of Drawdown relating thereto, as the same may be reduced pursuant to Clause 6.6 (REDUCTION OF AVAILABLE REVOLVING COMMITMENT).

         "ORIGINAL FINANCIAL STATEMENTS" means (i) in relation to the Parent its opening balance sheet for its financial year beginning 6 April 2001 and the audited consolidated financial statements of the Target Group for its financial year ended 31 December 2000 and (ii) in relation to Fin Newco II its opening balance sheet for its financial year beginning 6 April 2001 and (iii) in relation to any Additional Obligors, its audited financial statements delivered pursuant to Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS).

         "ORIGINAL OBLIGOR" means the Original Borrower and the Original Guarantors.

         "OUTSTANDINGS" means, at any time, the aggregate of the Term Outstandings and the Revolving Outstandings.

         "PARTICIPATING MEMBER STATE" means any member state which has adopted the euro as its lawful currency at the relevant time.

         "PERMITTED DISPOSALS" means any disposal:

         (a) on arm's length terms of stock in trade by a member of the Group in its ordinary course of trade;

         (b) by any member of the Group to another member of the Group other than from an Obligor to a non-Obligor PROVIDED THAT, if immediately prior to such disposal security is provided over such assets pursuant to the Terms of the Security Documents, like security shall be provided in a manner satisfactory to the Security Agent over such assets;

         (c) the disposal of 0.4 per cent. of the shares in Keramag AG on arm's length terms to German Newco, PROVIDED THAT within 3 months from such disposal German Newco will enter into an option agreement for the benefit of the Finance Parties regarding those shares, such option agreement to be in form and substance satisfactory to the Facility Agent and the Security Agent (in each case, acting on the instructions of an Instructing Group).

         (d) for cash on arm's length terms of any surplus or obsolete assets not required for the efficient operation of the business by any Group member; and (e) on arm's length terms of assets for cash by a member of the Group which disposals are not falling within paragraph (a) to (d) above and where the value of the net consideration received by such member of the Group in respect of such disposal, when aggregated with all other such disposals by members of the Group made in any twelve month period, does not exceed EUR 10,000,000 (or its equivalent).

         "PERMITTED ENCUMBRANCE" means:

         (a) any Encumbrance over any assets of any member of the Target Group (if any), existing at the Closing Date, PROVIDED THAT the amount thereby secured is not increased and FURTHER PROVIDED THAT such Encumbrance shall be released as soon as possible but in any event within six months after the date on which the Parent is holding more than 90 per cent. in the Target Company;

         (b) any Encumbrance securing Permitted Financial Indebtedness over or affecting (i) any asset acquired by any member of the Group after the Closing Date and subject to which such asset is acquired or (ii) any asset of any company which becomes a member of the Group after the Closing Date, where such Encumbrance is created prior to the date on which such company becomes a member of the Group, PROVIDED THAT, in any case,

                  (i) such Encumbrance was not created in contemplation of the acquisition of such asset by a member of the Group or the acquisition of such company;

                  (ii) the amount thereby secured has not been increased in contemplation of, or since the date of, the acquisition of such asset by a member of the Group or the acquisition of such company; and

                  (iii) such Encumbrance is removed or discharged within six months of the date of acquisition of such asset or such company becoming a member of the Group;

         (c) any netting or set-off arrangement under a hedging agreement permitted to be entered into hereunder where the obligations of other parties thereunder are calculated by reference to net exposure thereunder (but not any netting or set-off relating to such hedging agreement in respect of cash collateral or any other Encumbrance except as otherwise permitted hereunder);

         (d) any Cash Collateral provided or to be provided hereunder in connection with any Bank Guarantee;

         (e) any retention of title arrangement entered into by any member of the Group in the normal course of its trading activities on the counterparty's standard or usual terms;

         (f) any lien arising solely by operation of law and in the normal course of business and not by reason of default;

         (g) any Encumbrance arising under a Security Document or a Junior Document;

         (h) any Encumbrance arising under the general business conditions of any credit institution with whom any member of the Group maintains a banking relationship in the ordinary course of business;

         (i) any Encumbrance constituted by a Finance Lease, hire purchase or conditional sale agreement where the Financial Indebtedness arising under each arrangement constitutes Permitted Financial Indebtedness; and

         (j) any other Encumbrances which, in aggregate in respect of all members of the Group, secure no more than EUR 10,000,000 (or its equivalent) of indebtedness at any time.

         "PERMITTED FINANCIAL INDEBTEDNESS" means any Financial Indebtedness:

         (a) arising under or permitted pursuant to the Finance Documents, the Junior Documents or the Liquidity Facility Agreement;

         (b) to the extent covered by any Bank Guarantee issued under this Agreement;

         (c) of the Target Group in an amount of up to EUR 340,000,000 (or its equivalent) PROVIDED THAT such Financial Indebtedness will be as soon as possible but in any event within six months after the date on which the Parent is holding more than 90 per cent. in the Target Company reduced to zero and PROVIDED FURTHER that such amount shall be reduced PRO TANTO by any amounts drawn under (i) the Term A2 Facility, (ii) the Term B Facilities or (iii) the Revolving Facility for the purpose of repaying such Financial Indebtedness on the date on which such Financial Indebtedness is repaid;

         (d)      arising under Permitted Transactions;

         (e) secured by a Permitted Encumbrance OTHER THAN a Permitted Encumbrance referred to under paragraph (j) and paragraph (h) of the definition Permitted Encumbrance above;

         (f) of any member of the Group in respect of Financial Leases not exceeding at any one time in aggregate in respect of all members of the Group EUR 5,000,000 (or its equivalent);

         (g) arising under any guarantee granted to the relevant Swedish pension authority in accordance with Swedish pension law, to the extent only that for such guaranteed amount provisions have been made in the relevant companies' accounts;

         (h) not falling under paragraph (a) to (g) above, incurred by any member of the Group not exceeding at any time in aggregate in respect of all members of the Group EUR 20,000,000 (or its equivalent).

         "PERMITTED TRANSACTIONS" means:

         (a)      Shareholder Loans;

         (b) Intra-Group Loans (i) to the Original Borrower, (ii) loans from one Obligor to another Obligor or from one member of the Group which is not an Obligor to another member of the Group which is not an Obligor PROVIDED THAT the aggregate of any such loans made to a member of the Group which is incorporated in a jurisdiction not being a member of the OECD shall not at any time exceed EUR 15,000,000, (iii) where the recipient is an Obligor and requires the funds to meet its normal working capital requirements or to meet its obligations under the Finance Documents, the Junior Documents or the Liquidity Facility Agreement and (iv) up to EUR 5,000,000 (or its equivalent) in aggregate with respect to any other Intra-Group Loans;

         (c) the payment or declaration of any dividend, return on capital, repayment of capital contributions or other distributions by any member of the Group other than (i) by the Parent or (for the avoidance of doubt) Fin Newco II or (ii) by a member of the Group which is an Obligor to another member of the Group which is not an Obligor (except to any person which is not a member of the Group and is either a shareholder on the Closing Date or becomes a shareholder or any other equity participant or has any other equity participation in such member of the Group pursuant to any transaction permitted hereunder) save where such payments are required to ultimately upstream the relevant funds to an Obligor.

         (d) the purchase, subscription for or other acquisition of any shares (or other securities or any interest therein) in (i) the Target Company by the Parent, (ii) any Obligor by any other Obligor and (iii) any member of the Group which is not an Obligor by any other member of the Group which is not an Obligor PROVIDED THAT, in each case, if any such shares (or other securities or any other interest therein) are issued by a member of the Group whose shares are subject to an Encumbrance constituted by the Security Documents, such shares (or other securities or any interest therein) are made subject to like security satisfactory to the Security Agent (acting on the instructions of an Instructing Group) to secure all the obligations of the Obligors under the Finance Documents;

         (e)      the Junior On-Loan;

         (f)      the Junior Take-Out;

         (g)      the PIK On-Loan;

         (h)      the PIK Take-Out;

         (i)      the PIK Loan Agreement;

         (j)      the PIK Loan Restructuring and the Shareholder Loan
                  Restructuring;

         (k) the giving by any member of the Group of any guarantee, indemnity or bond in respect of the liabilities or obligations of any member of the Group not being Financial Indebtedness and arising in the ordinary course of business PROVIDED THAT no Obligor shall give any guarantee, indemnity or bond in respect of the liabilities or obligations of any member of the Group which is not an Obligor; and

         (l)      Permitted Treasury Transactions.

         "PERMITTED TREASURY TRANSACTIONS" means the Treasury Transactions and any other foreign exchange transactions for spot or forward delivery entered into in the ordinary course of business (and not for investment or speculative purposes) to hedge exposure.

         "PIK LOAN" means the EUR 60,000,000 loan to Fin Newco III or subsequently Lux Newco with a maturity of 11 years at a maximum interest rate of 22% per annum, such interest to be capitalised semi-annually and payable at maturity.

         "PIK LOAN AGREEMENT" has the meaning given to such term in the Subordination Agreement.

         "PIK LOAN RESTRUCTURING" means the restructuring of the PIK Loan so that Fin Newco III as initial borrower is replaced by Lux Newco as new borrower prior to or concurrently with the Junior Take-Out together with any steps required to be taken in connection therewith or in consequence thereof and to facilitate the same.

         "PIK ON-LOAN" means the loan on terms in agreed form by which Fin Newco II on-lends the funds advanced to it by Fin Newco III to Fin Newco I.

         "PIK TAKE-OUT" means the repayment of part of the amounts outstanding under this Agreement by borrowing under the PIK Loan by Fin Newco III and the on-lending of the net proceeds from such PIK Loan to Fin Newco II and from Fin Newco II to Fin Newco I pursuant to the PIK On-Loan which shall be subordinated on the terms of the Subordination Agreement and assigned to or for the benefit of the Finance Parties, the Liquidity Lender and the Junior Finance Parties on the terms of Assignment Agreement I.

         "POTENTIAL EVENT OF DEFAULT" means any event which may reasonably likely become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

         "PROPORTION" means, in relation to a Bank:

         (a) whilst no Advance or Bank Guarantee is outstanding, the proportion borne by its Commitment to the Total Commitments (or, if the Total Commitments are then zero, by its Commitment to the Total Commitments immediately prior to their reduction to zero); or

         (b) whilst at least one Advance or Bank Guarantee is outstanding, the proportion borne by its share of the Outstandings to the Outstandings.

        "PUSH-DOWN ADVANCE" means a Term Advance made or to be made to an Approved Additional Borrower pursuant to Clauses 2.6 (DEBT PUSH-DOWN) and 3.1 (UTILISATION CONDITIONS FOR PUSH-DOWN Advances) or transferred to an Exchange Borrower pursuant to Clauses 36.6 (EXCHANGE BORROWERS) and 36.7 (BORROWER EXCHANGE MECHANISM).

         "QUOTATION DATE" means, in relation to any period for which an interest rate is to be determined, the Business Day which is two Business Days before the first day of such period unless market practice differs in the Interbank Market in which case the Quotation Date for that currency will be determined by the Facility Agent in accordance with market practice in the Interbank Market (and if quotations would normally be given by leading banks in the Interbank Market on more than one day, the Quotation Date shall be the last of those days).

         "REFERENCE BANKS" means Bayerische Hypo- und Vereinsbank AG and the principal offices of such other banks as may from time to time be agreed between the Parent and the Facility Agent acting on the instruction of an Instructing Group.

         "RELEVANT EXCHANGE BORROWER" means the Original Borrower, Sanitec Kolo Sp. z o.o. and any subsidiary of the Parent approved by all the Banks which has acceded as an Additional Borrower to this Agreement in accordance with Clause 36 (ADDITIONAL BORROWER) and to which each Bank under the Term B1 Facility is permitted by applicable law and such Bank's constitutive documents to lend.

         "RELEVANT JURISDICTION" means, in respect of any person, the jurisdiction of the country in which such person is incorporated and, if different, where it is resident or has its principal place of business, and each jurisdiction or state in which it owns or leases property or otherwise conducts its business.

         "RELEVANT PERIOD" shall have the meaning given to such term in Schedule 5 (FINANCIAL Condition).

         "REPAYMENT DATE" means, in relation to any Revolving Advance, the last day of the Term thereof.

         "REPEATED REPRESENTATIONS" means each of the representations set out in Clause 20.1 (STATUS) to Clause 20.8 (VALIDITY AND ADMISSIBILITY IN EVIDENCE) and Clause 20.14 (NO WINDING-UP) to Clause 20.36 (NO REQUIREMENT TO INVESTMENT UNDER ENVIRONMENTAL LAWS) other than Clause
         20.17 (INFORMATION MEMORANDUM).

         "REPORTABLE EVENT" means a reportable event as defined in Section 4043(b) of ERISA or an event described in Section 4062(e) or Section 4063(a) of ERISA.

         "REPORTS" means the Accountants' Report, the Environmental Report, the Legal Due Diligence Report, the Market Due Diligence Report, the Transaction Structure Report, the Tax Due Diligence Report and the Business Plan.

         "RESIGNATION NOTICE" means a notice substantially in the form set out in Schedule 9 (FORM OF RESIGNATION NOTICE).

         "REVOLVING ADVANCE" means a cash advance made or to be made by the Revolving Banks under the Revolving Facility.

         "REVOLVING BORROWERS" means the Original Borrower and each Additional Borrower acceding hereto as a Borrower under the Revolving Facility.

         "REVOLVING COMMITMENT" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Revolving Commitment" in Part II of Schedule 1 (THE BANKS).

         "REVOLVING FACILITY" means the multicurrency revolving loan and bank guarantee facility granted to the Borrowers under sub-clause 2.1.6 in this Agreement by the Revolving Banks.

         "REVOLVING OUTSTANDINGS" means, at any time, the aggregate Euro Amounts of each outstanding Revolving Advance, the aggregate Euro Amount of each outstanding Bank Guarantee issued under the Revolving Facility and the Ancillary Outstandings of the Ancillary Banks at such time.

         "REVOLVING TERMINATION DATE" means 26 April 2008.

         "ROLLOVER ADVANCE" means:

         (a) a Revolving Advance which is used to refinance a maturing Revolving Advance and which is the same amount and the same currency as such maturing Revolving Advance and is to be drawn on the day such maturing Revolving Advance is to be repaid; or

         (b) a Revolving Advance which is used to satisfy demand made by the Facility Agent pursuant to a drawing under a Bank Guarantee.

         "SECURITY" means the security from time to time constituted by or pursuant to the Security Documents.

         "SECURITY DOCUMENTS" means each of the documents in agreed form delivered to the Facility Agent listed in part (F) of Schedule 3 (CONDITIONS PRECEDENT), in each case together with any other document entered into by any member of the Group creating or evidencing security for all or any part of the obligations of the Obligors or any of them under any of the Finance Documents whether by way of personal covenant, charge, security interest, mortgage, pledge or otherwise.

         "SECURITY TRUST AGREEMENT" means the security trust agreement entered into on or about the date hereof between, INTER ALIA, the Banks, the Arranger, the Facility Agent, the Security Agent and the Obligors.

         "SENIOR NOTES" means any notes issued by Lux Newco II which either:

         (a)      satisfy the following conditions:

         (i) the aggregate gross proceeds of such notes do not exceed the total amount outstanding under the Junior Facility Agreement and the Liquidity Facility Agreement (including in each case capitalised interest) at the time such gross proceeds are advanced (or its equivalent in other currencies);

         (ii) such notes are not guaranteed by any of the subsidiaries of Lux Newco II;

         (iii) the cash interest contracted to be paid on such notes does not exceed the higher of (i) the maximum amount of cash interest possibly payable under the Junior Facility Agreement (such maximum cash interest to be determined by (a) the maximum margin and (b) the Interbank Rate applicable on the date of the refinancing of the Junior Facility Agreement) and (ii) 14% per annum;

         (iv) such notes do not mature before the Final Maturity Date (as defined in the Junior Facility Agreement) and no amount of principal is scheduled to be paid thereunder before the Final Maturity Date (as defined in the Junior Facility Agreement);

         (v) the net proceeds of such notes are immediately used to make a Senior Notes On-Loan (which is subject to the terms of the Senior Notes Loan Subordination Agreement) and prepay in full the total amount outstanding under the Junior Facility Agreement at the time such net proceeds are advanced; or

         (b) where deviating from (a) are in respect of such deviation on terms and conditions which have been approved in writing by an Instructing Group (acting reasonably and having regard to the then current market practice (if any) in the high yield bond market for the financing of leveraged acquisitions in Europe).

         "SENIOR NOTES COSTS" means all fees, out-of-pocket costs and expenses, stamp, registration and other taxes incurred in connection with the issue and exchange of the Senior Notes, which will be paid for out of funds contributed to the Parent by the Initial Investors as equity which funds are prior to their application held on the Holding Account.

         "SENIOR NOTES LOAN AGREEMENT" has the meaning given to such term in the Senior Notes Loan Subordination Agreement.

         "SENIOR NOTES LOAN SUBORDINATION AGREEMENT" means the subordination agreement in agreed form between, INTER ALIA, Lux Newco II, Dutch Newco, Fin Newco I, the Finance Parties, the Liquidity Lender and the Junior Finance Parties.

         "SHAREHOLDER LOANS" means the loans made or to be made pursuant to a shareholder loan agreement in an aggregate amount of at least EUR 299,803,099.95 made by the Initial Investors and subordinated to the claims of the Finance Parties pursuant to the Subordination Agreement or otherwise in form and substance satisfactory to the Facility Agent.

         "SHAREHOLDER LOAN RESTRUCTURING" means the restructuring of the Shareholder Loans by way of the transfer of the Initial Investors' rights thereunder to Lux Newco II prior or concurrently with the Junior Take-Out together with any steps required to be taken in connection therewith or in consequence thereof and to facilitate the same, PROVIDED THAT following such restructuring the structure of the Shareholder Loans shall be such that they are granted from the Initial Investors to Lux NewCo, from Lux NewCo to Lux Newco II and from Lux Newco II to Fin NewCo I.

         "SHAREHOLDERS AGREEMENT" means the subscription and shareholders agreement with respect to the Parent to be entered into in connection with the putting in place of certain management incentive schemes, if any.

         "SHARE SALE" means any transfer of shares in the Parent or in any of its holding companies.

         "SPOT RATE" means, in respect of any two currencies and any date, the rate of exchange as determined by the Facility Agent, for the purchase of one of those currencies in the London foreign exchange market with the other of those currencies at or about 11.00 am for delivery two Business Days thereafter.

         "SUBORDINATION AGREEMENT" means the subordination agreement dated 26 April 2001 between, INTER ALIA, the Parent, Fin Newco II, the Banks and the Initial Investors as amended and restated from time to time.

         "SUBSEQUENT PARTICIPANT" means any member state that adopts the euro as its lawful currency after the date hereof.

         "SYNDICATION DATE" means the day specified by the Arranger as the day on which general syndication of the Facilities is completed.

         "SYNDICATION LETTER" means the letter in agreed terms addressed to the Facility Agent from the Parent setting out the details of support and assistance to be provided to the Arranger during the syndication of the Facilities.

         "TARGET" means Trans-European Automated Real-Time Gross Settlement Express Transfer System.

         "TARGET COMPANY" means Sanitec Oyj.

         "TARGET COMPANY SHARES" means shares in the Target Company held or to be held by the Parent from time to time.

         "TARGET DAY" means a day on which payment in euro are settled in the TARGET.

         "TARGET GROUP" means the Target Company and each of its subsidiaries.

         "TERM" means, save as otherwise provided herein:

         (a) in relation to a Revolving Advance, the period for which such Revolving Advance is borrowed, as specified in the Notice of Drawdown relating thereto; and

         (b) in relation to any Bank Guarantee, the period from its Utilisation Date until its Expiry Date.

         "TERM A1 ADVANCE" means an advance (as from time to time consolidated, divided or reduced by repayment) made or to be made by the Term Banks under the Term A1 Facility.

         "TERM A2 ADVANCE" means an advance (as from time to time consolidated, divided or reduced by repayment) made or to be made by the Term Banks under the Term A2 Facility.

         "TERM B ADVANCE" means a Term B1 Advance or a Term B 2 Advance.

         "TERM B1 ADVANCE" means an advance (as from time to time consolidated, divided or reduced by repayment) made or to be made by the Term B1 Banks under the Term B1 Facility.

         "TERM B2 ADVANCE" means an advance (as from time to time consolidated, divided or reduced by repayment) made or to be made by the Term B2 Banks under the Term B2 Facility.

         "TERM C ADVANCE" means an advance (as from time to time consolidated, divided or reduced by repayment) made or to be made by the Term Banks under the Term C Facility.

         "TERM ADVANCE" means a Term A1 Advance, a Term A2 Advance, a Term B1 Advance, a Term B2 Advance or a Term C Advance made by the Term Banks under a Term Facility.

         "TERM AVAILABILITY PERIOD" means

         (a) in relation to the Term A1 Facility, the period from and including the date hereof to the earlier of (i) the first Business Day on which the Available Term A1 Commitment of each of the Term Banks is zero and (ii) the date falling twelve months after the date hereof;

         (b) in relation to the Term A2 Facility, the period from and including the date hereof to and including the earlier of (i) the first Business Day on which the Available Term A2 Commitment of each of the Term Banks is zero and (ii) the date falling twelve months after the date hereof;

         (c) in relation to the Term B1 Facility, the period from and including the date hereof, to and including 15 June 2001;

         (d) in relation to the Term B2 Facility, the period from and including the date hereof to and including 15 June 2001; and

         (e) in relation to the Term C Facility, the period from and including the date hereof to and including the earlier of (i) the first Business Day on which the Available Term C Commitment of each of the Term Banks is zero and (ii) the date falling twelve months after the date hereof.

         "TERM A1 COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, the amount set out opposite its name under the heading "TERM A1 COMMITMENT" in Part I of Schedule 1 (THE BANKS).

         "TERM A2 COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, the amount set out opposite its name under the heading "TERM A2 COMMITMENT" in Part I of Schedule 1 (THE BANKS) PROVIDED THAT the Term A2 Commitment of each Term Bank shall be reduced on each date set out in Clause 11.1 (TERM REPAYMENT INSTALMENTS) by the percentage set out opposite such date under the heading "Percentage of Term A2 Outstandings".

         "TERM B1 BANKS" means those Term Banks whose names are set out in Part III of Schedule 1 (THE BANKS).

         "TERM B2 BANKS" means those Term Banks whose names are set out in Part IV of Schedule 1 (THE BANKS).

         "TERM B1 COMMITMENT" means, in relation to a Term B1 Bank at any time and save as otherwise provided herein, the amount set out opposite its name under the heading "TERM B1 COMMITMENT" in Part III of Schedule 1 (THE BANKS) PROVIDED THAT the Term B1 Commitment of each Term B1 Bank shall be reduced on each date set out in Clause 11.1 (TERM REPAYMENT INSTALMENTS) by the percentage set out opposite such date under the heading "Percentage of Term B1 Outstandings and Term B2 Outstandings".

         "TERM B2 COMMITMENT" means, in relation to a Term B2 Bank at any time, zero.

         "TERM C COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, the amount set out opposite its name under the heading "TERM C COMMITMENT" in Part I of Schedule 1 (THE BANKS) PROVIDED THAT the Term C Commitment of each Term Bank shall be reduced on each date set out in Clause 11.1 (TERM REPAYMENT INSTALMENTS) by the percentage set out opposite such date under the heading "Percentage of Term C Outstandings".

         "TERM COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, the aggregate of its Term A1 Commitment, its Term A2 Commitment, its Term B1 Commitment, its Term B2 Commitment and its Term C Commitment.

         "TERM A1 FACILITY" means the term loan and bank guarantee facility granted to the Borrowers under sub-clause 2.1.1 of this Agreement by the Term Banks.

         "TERM A2 FACILITY" means the multicurrency term loan and bank guarantee facility granted to the Borrowers under sub-clause 2.1.2 of this Agreement by the Term Banks.

         "TERM B FACILITIES" means the Term B1 Facility and the Term B2
         Facility.

         "TERM B1 FACILITY" means the term loan and bank guarantee facility granted to the Borrowers under sub-clause 2.1.3 of this Agreement by the Term B1 Banks.

         "TERM B2 FACILITY" means the term loan facility granted to the Parent under sub-clause 2.1.4 of this Agreement by the Term B2 Banks.

         "TERM C FACILITY" means the term loan and bank guarantee facility granted to the Borrowers under sub-clause 2.1.5 of this Agreement by the Term Banks.

         "TERM FACILITIES" means the Term A1 Facility, the Term A2 Facility, the Term B Facilities and the Term C Facility and "TERM FACILITY" shall mean any one of them.

         "TERM A1 OUTSTANDINGS" means, at any time, the aggregate amount of the outstanding Term A1 Advances and the aggregate amount of the maximum actual and contingent liability of the Fronting Bank in respect of each outstanding Bank Guarantee issued under the Term A1 Facility.

         "TERM A2 OUTSTANDINGS" means, at any time, the aggregate Euro Amount of each outstanding Term A2 Advance and the aggregate Euro Amount of each outstanding Bank Guarantee issued under the Term A2 Facility.

         "TERM B OUTSTANDINGS" means, at any time, the aggregate amount of the Term B1 Outstandings and the Term B2 Outstandings.

         "TERM B1 OUTSTANDINGS" means at any time, the aggregate amount of the Term B1 Advances.

         "TERM B2 OUTSTANDINGS" means, at any time, the aggregate amount of the Term B2 Advances.

         "TERM C OUTSTANDINGS" means, at any time, the aggregate amount of the outstanding Term C Advances and the aggregate maximum actual or contingent liability of the Fronting Bank in respect of such outstanding Bank Guarantee issued under the Term C Facility.

         "TERM OUTSTANDINGS" means, at any time, the aggregate of the Term A1 Outstandings, the Term A2 Outstandings, the Term B Outstandings and the Term C Outstandings.

         "TERM REPAYMENT DATE" means each of the dates specified in Clause 11.1 (TERM REPAYMENT INSTALMENTS), PROVIDED THAT if such date is not a Business Day, it shall be deemed to be the next succeeding Business Day and further PROVIDED THAT if such succeeding Business Day shall fall in the following month, then the Term Repayment Date shall be deemed to be the Business Day preceding the relevant date specified in Clause 11.1 (TERM REPAYMENT INSTALMENTS).

         "TOTAL COMMITMENTS" means, at any time, the aggregate of the Banks' Commitments.

         "TOTAL NET DEBT" shall have the meaning given to such term in Schedule 5 (FINANCIAL CONDITION).

         "TRANSACTION STRUCTURE REPORT" means the transaction tax and structure report prepared by Arthur Andersen in form and substance satisfactory to the Arranger and amongst others setting out the feasibility (legal, from a tax perspective and otherwise) of upstreaming of cash and debt push-down by distribution of retained earnings within the Group and either (a) addressed to the Arranger and the Facility Agent on behalf of itself and the Banks from time to time or (b) supplemented by a reliance letter agreeing to extend the benefit of the report to each of the Arranger, the Facility Agent and the Banks from time to time.

         "TRANSFER CERTIFICATE" means a certificate substantially in the form set out in Schedule 2 (FORM OF TRANSFER CERTIFICATE) signed by a Bank and a Transferee under which:

         (a) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights, benefits and obligations hereunder upon and subject to the terms and conditions set out in Clause 35.3 (ASSIGNMENTS AND TRANSFERS BY BANKS); and

         (b) such Transferee undertakes to perform the obligations it will assume as a result of the delivery of such certificate to the Facility Agent as contemplated in Clause 35.5 (TRANSFERS BY BANKS).

         "TRANSFER DATE" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in such Transfer Certificate.

         "TRANSFEREE" means a person to which a Bank seeks to transfer by transfer and assumption all or part of such Bank's rights, benefits and obligations hereunder.

         "TREASURY TRANSACTION" means any currency or interest purchase, cap or collar agreement, forward rate agreements, interest rate or currency future or option contract, foreign exchange or currency purchase or sale agreement, interest rate swap, currency swap or combined interest rate and currency swap agreement and any other similar agreement entered into on or after the Closing Date.

         "TREATY ON EUROPEAN UNION" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 1 February 1992 and came into force on 1 November 1993) and the Amsterdam Treaty (which was signed in Amsterdam on 2 October 1997 and came into force on 1 May 1999).

         "TRUSTEE", in relation to the Senior Notes at any point in time, means any trustee then acting on behalf of the holders of the Senior Notes.

         "UNPAID SUM" means the unpaid balance of any of the sums referred to in Clause 28.1 (DEFAULT INTEREST PERIODS).

         "UTILISATION DATE" means, in relation to any Advance, the date on which it is to be made and, in relation to a Bank Guarantee, the date on which it is to be issued.

         "VALUATION DATE" means the first Business Day which falls six months after the date hereof and each day falling at six monthly intervals thereafter.

         "VENDORS" means the sellers pursuant to the Acquisition Agreement.

         "VOLUNTARY OFFER" means the voluntary offer to be made by the Parent, on the terms set out in the Voluntary Offer Documents, to acquire the Target Company Shares not already owned by or to be acquired under the Acquisition Agreement by the Parent, as such offer may from time to time be amended, supplemented, revised or renewed as permitted hereunder.

         "VOLUNTARY OFFER DOCUMENTS" means the documents issued by the Parent and the Target Company in connection with the Voluntary Offers which are publicly available.

         "WARRANTS" means warrants in existence at the date hereof with regard to 3,300,000 shares in the Target Company.

1.2      INTERPRETATION
         Any reference in this Agreement to:

         the "FACILITY AGENT", the "ARRANGER", the "SECURITY AGENT", any "BANK", the "PARENT", the "ORIGINAL BORROWER", the "ORIGINAL GUARANTOR", any "BORROWER", any "GUARANTOR", "FIN NEWCO I", "FIN NEWCO II", "FIN NEWCO III", "DUTCH NEWCO", "LUX NEWCO" or "LUX NEWCO II " shall be construed so as to include it and any subsequent successors and permitted transferees and assigns in accordance with their respective interests;

         a document is in "AGREED FORM" if it is initialled as such on or before the Closing Date for the purposes of identification by or on behalf of the Parent and the Arranger or is executed on or before the Closing Date by the Parent and the Arranger or, if not so executed or initialled, is prior to the Closing Date in form and substance satisfactory to the Arranger and thereafter satisfactory to the Facility Agent;

         "ASSETS" includes present and future properties, revenues and rights of every description;

         "CONTINUING", in relation to an Event of Default, shall be construed as a reference to an Event of Default which has not been waived in accordance with the terms hereof or remedied and, in relation to a Potential Event of Default, one which has not been remedied within the relevant grace period or waived in accordance with the terms hereof;

         "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment or other disposal and "DISPOSE" and "DISPOSALS" shall be construed accordingly, but the payment of cash permitted hereunder shall not constitute a disposal;

         the "EQUIVALENT" on any date in one currency (the "FIRST CURRENCY") of an amount denominated in another currency (the "SECOND CURRENCY") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the Spot Rate;

         a "HOLDING COMPANY" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

         "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "LAW" shall be construed as any law (including common or customary law), statute, constitution, decree, judgement, treaty, regulation, directive, guideline, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

         a "MEMBER STATE" shall be construed as a reference to a member state of the European Union;

         a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the day preceding the numerically corresponding day in the next succeeding calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next succeeding Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day (and references to "MONTHS" shall be construed accordingly);

         a Bank's "PARTICIPATION", in relation to a Bank Guarantee, shall be construed as a reference to the rights and obligations of such Bank in relation to such Bank Guarantee, as the case may be, as are expressly set out in this Agreement;

         a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

         "REPAY" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "PREPAY" (or, as the case may be, the corresponding derivative form thereof);

         a "SUBSIDIARY" of a company or corporation shall be construed as a reference to any company, corporation or partnership:

         (a) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

         (b) more than half the issued share capital or partnership interest of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

         (c) which is a subsidiary of another subsidiary of the first-mentioned company or corporation and, for these purposes, a company, corporation or partnership shall be treated as being controlled by a company or corporation if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body;

         a "SUCCESSOR" shall be construed so as to include an assignee (other than an assignment pursuant to Clause 35.4 (ASSIGNMENTS BY BANKS)) or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;

         "TAX" shall be construed so as to include any tax levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

         "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time;

         the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, general arrangement, general adjustment, protection or relief of debtors.

1.3      CURRENCY SYMBOLS
         "EUR" and "EURO" mean the single currency unit of Participating Member States, "EURO UNIT" means the currency unit of the "EURO". "GBP" and " STERLING" denotes the lawful currency of the United Kingdom. "SFR" and "SWISS FRANCS" denotes the lawful currency of Switzerland. "NKR" and "NORWEGIAN KRONES" denotes the lawful currency of Norway. "SKR" and "SWEDISH Krones" denotes the lawful currency of Sweden. "USD" and "UNITED STATES DOLLARS" denotes the lawful currency of the United States of America.

1.4      AGREEMENTS AND STATUTES
         Any reference in this Agreement to:

         this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied or supplemented; and

         a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

1.5      HEADINGS
         Clause, Part and Schedule headings are for ease of reference only.

1.6      TIME
         Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

1.7      BANK GUARANTEES

         1.7.1    A Bank Guarantee being "REPAID" or "PREPAID" is effected by
                  (a) providing the Fronting Bank with cash cover in the currency in which that Bank Guarantee is denominated, (b) by reducing, whether by partial cancellation or otherwise, (in accordance with the terms of this Agreement and the relevant Bank Guarantee) the amount that may be demanded under that Bank Guarantee (or by such amount automatically reducing in accordance with the terms of the relevant

                  Bank Guarantee) or (c) by cancelling that Bank Guarantee by returning the original to the Fronting Bank together with written confirmation (in form and substance satisfactory to the Fronting Bank acting reasonably) that the Fronting Bank has no further liability under that Bank Guarantee and "REPAYABLE", "REPAYMENT" and any other derivative of "REPAID" or "PREPAID" shall be construed accordingly.

         1.7.2 "CASH COVER" is provided, in whole or in part, in respect of a Bank Guarantee at any time by paying an amount, in the currency in which that Bank Guarantee is denominated, equal to the whole or a part of the outstanding amount of such Bank Guarantee at such time to the Fronting Bank and the Fronting Bank paying the amount so received by it into an account with it in the name of the relevant Borrower from which the only withdrawals which may be made are withdrawals to pay the Fronting Bank's amount due and payable to it under this Agreement following any payment made by it under such Bank Guarantee and in respect of which account and all claims and choses in action arising thereunder, the relevant Borrower has granted to the Fronting Bank pursuant to agreed upon documentation, a first priority security interest in order to secure all amounts which may become payable by such relevant Borrower in respect of such Bank Guarantee.

         1.7.3 An amount "OUTSTANDING" at any time under or in respect of a Bank Guarantee is the maximum amount that may be demanded under that Bank Guarantee at that time in accordance with its express provisions less (a) the aggregate amount of cash cover held in relation to that Bank Guarantee at that time and (b) (save to the extent that this is taken into account in the express provisions of that Bank Guarantee) the aggregate of all payments made by the Fronting Bank pursuant to demands made under that Bank Guarantee on or prior to such time (save to the extent that the Fronting Bank has not been reimbursed in respect of the same (unless the context otherwise requires)) and each provision of this Agreement which requires reference to the concept contained in this sub-paragraph 1.7.3 shall be construed accordingly.

2.       THE FACILITIES

2.1      GRANT OF THE FACILITIES

         2.1.1 The Term Banks grant to the Borrowers, upon the terms and subject to the conditions hereof, a term loan and bank guarantee facility in an aggregate amount of up to EUR 53,800,000 (the "TERM A1 FACILITY").

         2.1.2 The Term Banks grant to the Borrowers, upon the terms and subject to the conditions hereof, a multicurrency term loan facility in an aggregate amount of up to EUR 291,200,000 or its equivalent from time to time in Optional Currencies (the "TERM A2 FACILITY"); the Term A2 Facility is divided in three tranches: an (a) tranche in an amount of up to EUR 20,000,000, a (b) tranche in an amount of up to EUR 31,770,586 and a (c) tranche in an amount of up to EUR 239,429,414; each of the tranches (a) and (b) shall be drawn by one separate Advance, such Advances not to be consolidated with any other Term A2 Advance (notwithstanding any other provisions of this Agreement) for the avoidance of doubt each of these Advances is a Term A2 Advance.

         2.1.3 The Term B1 Banks grant to the Exchange Borrowers, upon the terms and subject to the conditions hereof, a term loan facility in an aggregate amount of up to EUR 84,136,304 (the "TERM B1 FACILITY").

         2.1.4 The Term B2 Banks grant to the Parent, upon the terms and subject to the conditions hereof, a term loan facility in an aggregate amount of up to EUR 25,863,696 (the "TERM B2 FACILITY").

         2.1.5 The Term Banks grant to the Borrowers, upon the terms and subject to the conditions hereof, a term loan facility in an aggregate amount of up to EUR 110,000,000 (the "TERM C FACILITY").

         2.1.6 The Revolving Banks grant to the Revolving Borrowers, upon the terms and subject to the conditions hereof, a multicurrency revolving loan and bank guarantee facility in an aggregate amount of EUR 50,000,000 (or its equivalent from time to time in Optional Currencies) (the "REVOLVING FACILITY").

         2.1.7 The Ancillary Banks may with the prior consent of the Facility Agent and the Parent make available Ancillary Facilities in accordance with Clause 8 (ANCILLARY FACILITIES).

2.2      PURPOSE AND APPLICATION

         2.2.1 Subject to Clause 2.2.4, each of the Term A1 Facility, the Term B Facilities and the Term C Facility is intended for the purpose of financing (or with regard to (iv) below for the purpose of re-financing) in part the purchase of the Target Company Shares by the Parent (i) in accordance with the terms of the Acquisition Agreement, (ii) by way of public voluntary and mandatory tender pursuant to the Offers, (iii) by way of payments to shareholders during the squeeze out process, (iv) in the market other than pursuant to the Offers or the Acquisition Agreement, in each case up to a maximum share price of EUR 14.6 per undiluted ordinary share.

         2.2.2 Subject to Clause 2.2.4, the Term A2 Facility and up to EUR 6,200,000 of the Term B Facilities is intended for the purpose of directly or indirectly financing in part the refinancing of existing Financial Indebtedness of the Target Group, PROVIDED THAT the (a) tranche of the Term A2 Facility is intended for the purpose of refinancing directly or indirectly any Financial Indebtedness of the Target Company incurred for the financing of the acquisition of any member of the Group incorporated under the laws of The Netherlands, the (b) tranche of the Term A2 Facility is intended for the purpose of refinancing directly or indirectly any Financial Indebtedness of the Target Company incurred for the financing of the acquisition of any member of the Group incorporated under the laws of France and the (c) tranche of the Term A2 Facility together with up to

                  EUR 6,200,000 of the Term B Facilities is intended for the purpose of directly or indirectly refinancing in part any other existing Financial Indebtedness.

         2.2.3 The Revolving Facility is intended for financing the working capital and general corporate purposes requirements of the Group.

         2.2.4 Push-Down Advances to Approved Additional Borrowers in accordance with Clauses 2.6 (DEBT PUSH-DOWN) and 3.1 (UTILISATION CONDITIONS FOR PUSH-DOWN ADVANCES) shall be utilised to fund the making of a dividend in an amount at least equal to the amount of such Push-Down Advance.

         2.2.5 Accordingly, each Borrower shall utilise the Facilities only as to so apply all amounts raised by it hereunder and none of the Finance Parties shall be obliged to concern themselves with such application.

2.3      CONDITIONS PRECEDENT

         2.3.1 Save as the Banks may otherwise agree, none of the Borrowers may deliver any Notice of Drawdown unless the Facility Agent has confirmed to the Parent and the Banks that it has received all of the documents and other evidence listed in Schedule 3 (CONDITIONS PRECEDENT) and has confirmed that each is in agreed form, or if there is no such form, in form and substance satisfactory to the Facility Agent.

         2.3.2 On the date of this Agreement the Parent shall deliver or procure the delivery of all of the documents listed in Part A1 of Schedule 3 (CONDITIONS PRECEDENT), each in form and substance satisfactory to the Facility Agent.

2.4      BANKS' OBLIGATIONS SEVERAL
         The obligations of each Bank are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of an Obligor towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder.

2.5      BANKS' RIGHTS SEVERAL
         The amounts outstanding at any time hereunder from the Obligors to any of the other parties hereto shall be a separate and independent debt, and except as otherwise stated herein each such party shall be entitled to protect and enforce its individual rights arising out of this Agreement independently of any other party, and it shall not be necessary for any party hereto to be joined as an additional party in any proceedings for such purposes PROVIDED THAT if any Bank commences proceedings in respect of the Finance Documents it shall promptly notify the other Banks through the Facility Agent and the Facility Agent shall notify the other Banks accordingly.

2.6      DEBT PUSH-DOWN

         2.6.1 Following its accession as an Additional Borrower to this Agreement in accordance with Clause 36 (ADDITIONAL BORROWER), each Approved Additional Borrower may, subject to Clause 2.6.2 and Clause 3.1 (UTILISATION CONDITIONS FOR PUSH-DOWN ADVANCES), re-draw by way of cash advance amounts already utilised by the Parent under the Term B1 Facility and the Term C Facility as set out in more detail in Clause 23.1.13 (DIVIDEND PAYMENTS) if and to the extent that immediately prior to such redrawing Term B1 Outstandings or Term C Outstandings of an equal amount (as applicable) are repaid by the Parent PROVIDED THAT:

                  (a) each Approved Additional Borrower shall only be permitted to utilise the Term B1 Facility and the Term C Facility once;

                  (b) each utilisation under this Clause 2.6.1 shall be made concurrently and on a PRO RATA basis under the Term B1 Facility and the Term C Facility; and

                  (c) the Parent has delivered evidence satisfactory to the Facility Agent that no Event of Default under Clauses
                           24.6 (INSOLVENCY AND RESCHEDULING) to 24.9 (FAILURE TO COMPLY) relating to the Approved Additional Borrower or the Borrower making the prepayment or repayment has occurred or is likely to occur which could result in the repayment or drawdown being avoided or reduced under applicable law.

         2.6.2 Amounts which are repaid or due to be repaid (other than in accordance with Clause 2.6.1) may not be re-utilised by means of a Push-Down Advance made pursuant to Clause 2.6.1.

2.7      REFINANCING
          [Intentionally left blank].

3.       UTILISATION OF THE TERM FACILITIES

3.1      UTILISATION CONDITIONS FOR PUSH-DOWN ADVANCES
         Subject to Clause 2.6 (DEBT PUSH-DOWN), a Push-Down Advance will be made by the Term Banks under the relevant Facility to an Approved Additional Borrower if:

         3.1.1 not more than ten nor less than four Business Days before the proposed Utilisation Date, the Facility Agent has received not later than noon a completed Notice of Drawdown from such Borrower stating that the utilisation is to be made by way of Term Advance;

         3.1.2 the proposed Utilisation Date is a Business Day which is the last day of any Interest Period relating to a Term Advance made under the Term B1 Facility (in the case of a Push-Down Advance requested under the Term B1 Facility) or the Term C Facility (in the case of a Push-Down Advance requested under the Term C Facility) and is on or prior to the date falling 83 months after the date of this Agreement;

         3.1.3 in respect of a Term Advance, the proposed amount or in respect of a Term A2 Advance, the proposed Original Euro Amount of such Term Advance is:

                  (a) in the case of a Term B1 Advance, an amount not less than EUR 10,000,000 PROVIDED THAT:

                           (i) the amount of such Push-Down Advance under the Term B1 Facility shall not exceed the amount of the Term B Advances (whose Interest Periods end on the proposed Utilisation Date) being repaid or prepaid immediately prior to the making of such Push-Down Advance;

                           (ii) no Exchange Borrower may draw down a Push-Down Advance in an amount which would result in the aggregate amount of Push-Down Advances outstanding from such Exchange Borrower being greater than the amount set out opposite such Exchange Borrower's name in the table below:

                  EXCHANGE BORROWER                      AMOUNT (MILLION EUR)

                  Sanitec Oy                                      170

                  Allia International S.A.S.                      120

                  Allia S.A.S.                                    60

                  Sanitec Kolo Sp. z o.o.                         45

                           and

                           (iii) without prejudice to that Borrower's obligations under Clauses 11 (REPAYMENT OF THE TERM FACILITIES), 12 (REPAYMENT OF THE REVOLVING FACILITY), 14 (MANDATORY PREPAYMENT) and 15 (CANCELLATION AND VOLUNTARY PREPAYMENT) Allia S.A.S. shall at all times whilst there are amounts outstanding under the Term A2 Facility ensure that its share of the Term A2 Outstandings is not less than EUR 15,000,000 other than where a lesser amount of aggregate outstandings results from a repayment (other than the repayment of a Push-Down Advance in accordance with Clause
                                    2.6 (DEBT PUSH-DOWN)) or prepayment made in accordance with the terms of this Agreement; and

                  (b) in the case of a Term C Advance, an amount not less than EUR 10,000,000 PROVIDED THAT the amount of such Push-Down Advance under the Term C Facility shall not exceed the amount of the Term C Advances (whose Interest Periods end on the proposed Utilisation
                           Date) being repaid or prepaid immediately prior to the making of such Push-Down Advance;

         3.1.4    on and as of the proposed date of the making of such Push-Down
                  Advance: (a) no Event of Default has occurred or would occur as a result of the making of such Push-Down Advance and (b) the Repeated Representations are true (before and after the making of such Term Advance) or each of the Term Banks under such Facility agrees (notwithstanding any matter mentioned in this sub-clause 3.1.4) to participate in the making of such Term Advance; and

         3.1.5 there would not, immediately after the making of such Term Advance, be more than fifteen Term Advances and Bank Guarantees outstanding in aggregate.

3.2      EACH TERM BANK'S PARTICIPATION IN TERM ADVANCES
         Each Term Bank will participate through its Facility Office in each Term Advance made pursuant to Clause 3.1 (DRAWDOWN CONDITIONS FOR PUSH-DOWN ADVANCES) in the proportion borne by its relevant Available Term Commitment to the relevant Available Term Facility immediately prior to the making of that Term Advance.

3.3      RESTRICTIONS ON PARTICIPATION IN BANK GUARANTEE
         [Intentionally left blank]

3.4      REDUCTION OF AVAILABLE TERM COMMITMENT
         If a Term Bank's relevant Available Term Commitment is reduced in accordance with the terms hereof after the Facility Agent has received the Notice of Drawdown for a Term Advance and such reduction was not taken into account in the relevant Available Term Facility, then the amount (and, in the case of a Term A2 Advance, the Euro Amount) of that Term Advance shall be reduced accordingly.

3.5      COMPLETION OF BANK GUARANTEES
         [Intentionally left blank]

3.6      MULTICURRENCY OPTION

         3.6.1 BORROWERS' REQUEST FOR OPTIONAL CURRENCY: Each Borrower may, not less than five Business Days' before the first day of an Interest Period, request (by notice to the Facility Agent) that any Term A2 Advance be denominated in any Optional Currency during such Interest Period, in which event such Term A2 Advance shall, subject to Clause 3.6.2 (CONDITIONS FOR DENOMINATION IN AN OPTIONAL CURRENCY), be denominated in such Optional Currency. If the relevant Borrower does not make such a request, each Term A2 Advance shall be denominated in the currency in which it was denominated during the preceding Interest Period;

         3.6.2 CONDITIONS FOR DENOMINATION IN AN OPTIONAL CURRENCY: If a Term A2 Advance is to be denominated in an Optional Currency during any Interest Period relating thereto, but:

                  (a) no later than 11.00 am on the Quotation Date for such Interest Period, the Facility Agent notifies the Parent and the Banks that the Facility Agent is of the opinion that such Optional Currency is not available;

                  (b) to give effect to such request would cause the Term A2 Outstandings to be denominated in more than (if counted together) five Optional Currencies; or

                  (c) the use of the Optional Currency would be likely to contravene any law or regulation, the Facility Agent shall notify the Parent and the Banks and such Term A2 Advance, as the case may be, shall be denominated in euro.

         3.6.3 AMOUNTS OF TERM A2 ADVANCES: The amount of a Term A2 Advance during an Interest Period relating thereto (in determining which it shall be assumed that any part of such Term A2 Advance, falling to be repaid on or before the last day of the preceding Interest Period, if any, relating thereto is duly repaid) shall be:

                  (a) the Euro Amount of such Term A2 Advance if such Term A2 Advance is to be denominated in euro during such Interest Period; or

                  (b) if such Term A2 Advance is to be denominated in an Optional Currency, the amount of such Optional Currency which could be purchased with the Euro Amount at the spot rate of exchange quoted by the Facility Agent at or about 11.00am on the second Business Day preceding the first day of such Interest Period for the purchase of such Optional Currency with euro,

                  PROVIDED THAT if a Term A2 Advance is to be denominated in the same Optional Currency during two successive Interest Periods and the amount of such Term A2 Advance, calculated in accordance with sub-clause 3.6.3(b), is no more than 5 per cent. higher or lower than its Existing Amount, its New Amount shall be its Existing Amount;

         3.6.4 CURRENCY CHANGE: If a Term A2 Advance is to be denominated in different currencies during two successive Interest Periods, then, on the last day of the first of those Interest Periods:

                  (a) each Bank shall pay an amount equal to its portion of the New Amount of such Term Advance to the Facility Agent, who shall hold the same on behalf of such Bank;

                  (b)   the Facility Agent shall:

                        (i) apply the amount so made available to it by each Bank in or towards the purchase of such Bank's portion of the Existing Amount of such Term A2 Advance and pay the amount so purchased to such Bank; and

                        (ii) pay any portion of the amount made available to it by the Banks and not applied in accordance with sub-clause (i) above to the Borrower or, if an Event of Default shall have occurred and an Instructing Group so determines, to the Banks, any amount so paid to the Banks being treated as if it were a prepayment made by the Borrower under Clause
                                    15.2 (PREPAYMENT OF THE TERM OUTSTANDINGS);
                                    and

                  (c) the Borrower shall pay to the Facility Agent for the account of each Bank a sum equal to the amount (if any) by which such Bank's share of the Existing Amount of such Term A2 Advance exceeds the portion thereof purchased by the Facility Agent pursuant to sub-clause 3.6.4(b)(i);

         3.6.5 SAME CURRENCY: If a Term A2 Advance is to be denominated in the same Optional Currency during two successive Interest Periods and there is any difference between the Existing Amount of such Term A2 Advance and its New Amount, then, on the last day of the first of those Interest Periods:

                  (a) if the Existing Amount of such Term A2 Advance exceeds its New Amount, the Borrower shall pay to the Facility Agent for the account of the Banks an amount equal to the amount of such excess; or

                  (b) subject to final paragraph of Clause 3.6.3 if the New Amount of such Term A2 Advance exceeds its Existing
                        Amount:

                        (i) each Bank shall pay to the Facility Agent for the account of the Borrower an amount equal to its portion of the amount of such excess; or

                        (ii) if an Event of Default shall have occurred and an Instructing Group so determines, no such payments shall be made and a sum equal to the aggregate amount which would have been so payable shall be treated as having been prepaid by the Borrower under Clause
                                    15.2 (PREPAYMENT OF THE TERM OUTSTANDINGS).

4.       INTEREST PERIODS FOR TERM ADVANCES

4.1      INTEREST PERIODS
         The period for which a Term Advance is outstanding shall be divided into successive periods each of which (other than the first, which shall begin on the day such Term Advance is made) shall start on the last day of the preceding such period.

4.2      DURATION
         The duration of each Interest Period shall, save as otherwise provided herein, be one, three or six months or such other period as the Term Banks agree, in each case as the relevant Borrower may by not less than 4 Business Days' prior notice to the Facility Agent by 12.00 noon on the relevant Business Day select, PROVIDED THAT:

         4.2.1 if such Borrower fails to give such notice of its selection in relation to an Interest Period, the duration of that Interest Period shall, subject to sub-clauses 4.2.2, 4.2.3 and 4.2.4 below, be one month;

         4.2.2 any Interest Period which begins during or at the same time as any other Interest Period and relates to Term Advances denominated in the same currency and made under the same Term Facility shall end at the same time as that other Interest Period;

         4.2.3 to the extent necessary to ensure at any time Advances (in an aggregate amount not less than the amount of the next scheduled repayment of principal hereunder) have Interest Periods expiring on the relevant scheduled repayment date, any Interest Period which would otherwise end during the month preceding, or extend beyond, a Term Repayment Date shall be of such duration that it shall end on that Term Repayment Date; and

         4.2.4 prior to the Syndication Date Interest Periods shall be one month (or, if less, such duration necessary to end on the Syndication Date) or such other period as the Arranger, the Facility Agent and the relevant Borrower may agree.

4.3      CONSOLIDATION OF TERM ADVANCES
         Save as set out in Clause 2.1.2, if two or more Interest Periods relating to Term Advances denominated in the same currency under the same Term Facility and made to the same Borrower end at the same time, then, on the last day of those Interest Periods, the Term Advances to which they relate shall be consolidated into and treated as a single Term Advance under such Term Facility.

4.4      EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)
         For the purposes of articles L. 313-1 et SEQ, R. 313-1 and R. 313-2 of the French CODE DE LA CONSOMMATION, the parties to this Agreement acknowledge that by virtue of certain terms of this Agreement (and in particular the variable interest rate applicable to Advances and the Borrowers' right to select the currency and the duration of the Interest Period of each Advance) the TAUX EFFECTIF GLOBAL applicable to the Facilities cannot be calculated at the date of this Agreement. However, each Borrower incorporated in France acknowledges that it has received from the Facility Agent a letter substantially in the form of
         Schedule 14 (FORM OF LETTER FOR DETERMINATION OF THE EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)) hereto containing an indicative calculation of the TAUX EFFECTIF GLOBAL, based on figured examples calculated on assumptions as to the TAUX DE PERIODE and DUREE DE PERIODE set out in the letter. The parties to this Agreement acknowledge that that letter is incorporated into this Agreement as if set out in full herein.

4.5      PUSH-DOWN ADVANCES
          Notwithstanding any other provisions in this Agreement, no Push-Down Advance shall be consolidated with any other Advance.

5.       PAYMENT AND CALCULATION OF INTEREST ON TERM ADVANCES

5.1      PAYMENT OF INTEREST
         On the last day of each Interest Period relating to a Term Advance (and, if the Interest Period of such Term Advance exceeds six months, on the expiry of each period of six months during that Interest Period) the relevant Borrower shall pay accrued interest on the Term Advance to which such Interest Period relates.

5.2      CALCULATION OF INTEREST
         The rate of interest applicable to a Term Advance from time to time during an Interest Period relating thereto shall be the rate per annum which is the sum of the Margin at such time, the Mandatory Costs Rate (if any) and the Interbank Rate on the Quotation Date therefor.

5.3      MARGIN RATCHET

         5.3.1 Subject to sub-clause 5.3.3 below, if the Total Debt Leverage Ratio as defined in Schedule 5 (FINANCIAL CONDITION) in respect of the most recent Relevant Period ending on or after the date falling 12 months after the date hereof is within the range set out in column 1 of the margin grid table set out below, then the Applicable A1 Margin, the Applicable A2 Margin and the Applicable Revolving Margin shall be the percentage per annum set out opposite such range in column 2, 3 and 4.

                  MARGIN GRID TABLE

                            COLUMN 1                 COLUMN 2           COLUMN 3          COLUMN 4
                    TOTAL DEBT LEVERAGE RATIO      APPLICABLE A1      APPLICABLE A2      APPLICABLE
                                                      MARGIN             MARGIN       REVOLVING MARGIN
                                                         %                  %                 %
                    Greater than or equal to           2.25               2.25              2.25
                               3.5

                    Greater than or equal to            2.0                2.0               2.0
                      3.0 but less than 3.5

                    Greater than or equal to           1.75               1.75              1.75
                      2.5 but less than 3.0

                          Less than 2.5                 1.5                1.5               1.5

         5.3.2 Any revised margin provided for in sub-clause 5.3.1 shall take effect only in relation to any Advance made or Interest Period commencing at least fifteen Business Days after receipt by the Facility Agent of the quarterly statements of the Group in accordance with Clause 21.2 (QUARTERLY STATEMENTS) and a Compliance Certificate for such Financial Quarter of the Parent pursuant to Clause 21.5 (COMPLIANCE Certificates) provided that if the annual audited financial statements of the Group delivered in accordance with Clause 21.1 (ANNUAL STATEMENTS) together with the Compliance Certificate for such financial year of the Parent delivered in accordance with Clause 21.5 (COMPLIANCE CERTIFICATES) show that the Margin which has been set based on the quarterly statements for the annual period ending on such financial year's end of the Parent has been set incorrectly, then the Margin shall be adjusted to reflect the Total Debt Leverage Ratio as defined in Schedule 5 (FINANCIAL Condition) as evidenced by such annual audited financial statements of the Group and the thereto relating Compliance Certificate. Any such adjustment of the Margin in respect of such annual period shall take effect as of the date on which the original setting of the Margin became effective. The financial condition and the amount of Excess Cash Flow, as the case may be, set out in and certified by any Compliance Certificate shall in the absence of manifest error be conclusive.

         5.3.3 Any revised margin provided for in sub-clause 5.3.1 will cease and shall be suspended (but will be reinstated upon the remedy or waiver of the relevant event in accordance with the following provisions) with effect from the date the accounts in respect of a Financial Quarter or the financial year end of the Parent are due to be delivered under Clause 21 (FINANCIAL INFORMATION) if not delivered by then and upon the occurrence or existence of an Event of Default for so long as the Event of Default is continuing without having been remedied or waived specifically for the purposes of this Clause 5.3 and the Applicable A1 Margin, the Applicable A2 Margin and the Applicable Revolving Margin for such time shall be 2.25 per cent. per annum.

         5.3.4 The Margin applicable upon the occurrence or existence of any event referred to in sub-clause 5.3.3 shall apply from the date the Facility Agent certifies in writing such event has occurred or come into existence until the date the Facility Agent certifies in writing such event has been remedied or waived in accordance with this clause. The Facility Agent shall give such certification promptly on the determination that such event has occurred or exists and promptly upon becoming aware of any remedy or waiver thereof.

5.4      BANK GUARANTEE COMMISSION
         The relevant Borrower shall, in respect of each Bank Guarantee issued under a Term Facility, pay to the Facility Agent for the account of each Bank (for distribution in proportion to each Bank's Bank Guarantee Proportion of such Bank Guarantee) a bank guarantee commission in the currency in which the relevant Bank Guarantee is denominated at the Bank Guarantee Commission Rate on the maximum actual and contingent liabilities of the Fronting Bank under the relevant Bank Guarantee. Such bank guarantee commission shall be paid in advance in respect of each successive period of three months (or such shorter period as shall end on the relevant Expiry Date) which begins during the Term of the relevant Bank Guarantee, the first such payment to be made on the Utilisation Date for such Bank Guarantee and thereafter on the first day of each such period.

6.       UTILISATION OF THE REVOLVING FACILITY

6.1 UTILISATION CONDITIONS FOR THE REVOLVING FACILITY A Revolving Advance will be made by the Revolving Banks to a Revolving Borrower or a Bank Guarantee will be issued by the Fronting Bank at a Revolving Borrower's request if:

         6.1.1 not more than ten nor less than four Business Days before the Utilisation Date, the Facility Agent has received no later than noon a completed Notice of Drawdown from such Revolving Borrower stating whether the utilisation is to be made by way of Revolving Advance or Bank Guarantee;

         6.1.2 the proposed Utilisation Date is a Business Day falling one month or more before the Revolving Termination Date;

         6.1.3 in the case of a Revolving Advance, the proposed date for such utilisation is not less than fifteen Business Days after the date upon which the previous Revolving Advance (if any) was previously utilised;

         6.1.4 in respect of a Revolving Advance, the proposed Original Euro Amount of such Revolving Advance is (a) (if less than the Available Revolving Facility) an amount not less than EUR 2,000,000 and an integral multiple of EUR 1,000,000 or (b) equal to the amount of the Available Revolving Facility;

         6.1.5 in respect of a Bank Guarantee, the proposed Euro Amount of such Bank Guarantee is (a) (if less than the Available Revolving Facility) an amount not less than EUR 10,000,000 and an integral multiple of EUR 1,000,000 or (b) equal to the amount of the Available Revolving Facility;

         6.1.6 in respect of a Revolving Advance, the proposed Term of the Revolving Advance requested is a period of one, three or six months or such other period as the Facility Agent and the Revolving Banks may agree PROVIDED THAT prior to the Syndication Date the proposed Term shall be one month or, if less, such duration necessary to end on the Syndication Date or such other period as the Arranger, the Facility Agent and the Parent may agree and in each case ending on or before the Revolving Termination Date;

         6.1.7 in respect of a Bank Guarantee, the proposed Term of such Bank Guarantee is a period ending on or before the Revolving Termination Date;

         6.1.8 on and as of the Utilisation Date, (a) no Event of Default or (save in relation to a Rollover Advance or Bank Guarantee to be renewed pursuant to Clause 6.4 (RENEWAL OF A BANK GUARANTEE)) Potential Event of Default is continuing or would occur as a result of the making of such Revolving Advance or issue of such Bank Guarantee and (b) the Repeated Representations are true (before and after the making of such Revolving Advance or issue of such Bank Guarantee) (PROVIDED THAT in relation to a Rollover Advance the occurrence of a Potential Event of Default which has not been remedied or waived shall not prevent the utilisation of the Revolving Facility) or each of the Revolving Banks agrees (notwithstanding any matter mentioned in this sub-clause 6.1.8) to participate in the making of such Revolving Advance;

         6.1.9 (in respect of a Bank Guarantee) the Fronting Bank and the Facility Agent has each approved the terms of such Bank Guarantee, the purpose of its issue and the identity of the beneficiary;

         6.1.10 there would not, immediately after the making of such Revolving Advance or the issue of such Bank Guarantee, be more than twelve Revolving Advances and Bank Guarantees outstanding in aggregate,

         PROVIDED THAT no Revolving Advance shall be made to Sanitec Kolo Sp. z o.o. or Bank Guarantee under the Revolving Facility issued at the request of Sanitec Kolo Sp. z o.o. if, as a result of the making of such Revolving Advance or the issue of such Bank

         Guarantee, the Revolving Outstandings of Sanitec Kolo Sp. z o.o. would exceed at any time EUR 10,000,000.

6.2      CONDITIONS FOR DRAWING A REVOLVING ADVANCE IN AN OPTIONAL CURRENCY
         If a Revolving Borrower requests that a Revolving Advance be denominated in an Optional Currency (but no later than 11.00am on the Quotation Date for such Revolving Advance) and the Facility Agent notifies such Revolving Borrower and the Revolving Banks:

         6.2.1 that the Facility Agent is of the opinion that it is not feasible for such Revolving Advance to be denominated in such Optional Currency; or

         6.2.2 to give effect to such request would cause the Revolving Outstandings to be denominated in more than five Optional Currencies,

         then the Facility Agent shall notify such Revolving Borrower and the Revolving Banks and such Revolving Advance shall be denominated in euro in an amount equal to the Original Euro Amount.

6.3      COMPLETION OF BANK GUARANTEES
         The Fronting Bank is authorised to issue any Bank Guarantee pursuant to Clause 6 (UTILISATION CONDITIONS FOR THE REVOLVING FACILITY) by:

         6.3.1 completing the issue date and the proposed Expiry Date of such Bank Guarantee; and

         6.3.2 executing and delivering such Bank Guarantee to the relevant recipient on the Utilisation Date.

6.4      RENEWAL OF A BANK GUARANTEE

         6.4.1 Not less than five Business Days before the Expiry Date of a Bank Guarantee the Revolving Borrower which requested such Bank Guarantee may, by written notice to the Facility Agent substantially in the form of a Notice of Drawdown, request that the Term of such Bank Guarantee be extended.

         6.4.2 The Finance Parties shall treat such request in the same way as a Notice of Drawdown for a Bank Guarantee save that the condition set out in sub-clause 6.1.1 of Clause 6.1 (UTILISATION CONDITIONS FOR THE REVOLVING FACILITY) shall not apply.

         6.4.3 The terms of each renewed Bank Guarantee shall be the same as those of the relevant Bank Guarantee immediately prior to its renewal, save that its Term shall commence on the date which was the Expiry Date of such Bank Guarantee immediately prior to its renewal and shall end on the proposed Expiry Date specified in such request.

         6.4.4 The Fronting Bank is authorised to (a) amend any such Bank Guarantee or (b) issue a new Bank Guarantee pursuant to such request in each case if the conditions set out in this Agreement have been complied with.

6.5      EACH REVOLVING BANK'S PARTICIPATION IN REVOLVING ADVANCES
         Each Revolving Bank will participate through its Facility Office in each Revolving Advance made pursuant to this Clause 6 (UTILISATION OF THE REVOLVING FACILITY) in the proportion borne by its Available Revolving Commitment to the Available Revolving Facility immediately prior to the making of that Revolving Advance.

6.6      REDUCTION OF AVAILABLE REVOLVING COMMITMENT
         If a Revolving Bank's Revolving Commitment is reduced in accordance with the terms hereof after the Facility Agent has received the Notice of Drawdown for a Revolving Advance and such reduction was not taken into account in the Available Revolving Facility, then both the Original Euro Amount and the amount of that Revolving Advance shall be reduced accordingly.

6.7      RESTRICTIONS ON PARTICIPATION IN BANK GUARANTEE
         If at any time prior to the issue of a Bank Guarantee any Bank is prohibited by law or pursuant to any request from or requirement of any central bank or other fiscal, monetary or other authority from having any right or obligation under this Agreement in respect of such Bank Guarantee, such Bank shall notify the Facility Agent on or before the Business Day prior to the proposed drawdown date and:

         6.7.1 the maximum actual and contingent liabilities of the relevant Fronting Bank under such Bank Guarantee shall be reduced by an amount equal to what would have been the amount of such Bank's Guarantee Proportion of such Bank Guarantee if such prohibition had not occurred;

         6.7.2 the Guarantee Proportion of such Bank in relation to such Bank Guarantee shall be nil; and

         6.7.3 such Bank's Available Revolving Commitment shall be reduced by an amount equal to what would have been the amount of such Bank's Guarantee Proportion of such Bank Guarantee if such prohibition had not occurred.

7.       PAYMENT AND CALCULATION OF INTEREST ON REVOLVING ADVANCES

7.1      PAYMENT OF INTEREST
         On the Repayment Date relating to each Revolving Advance (and, if the Term of such Revolving Advance exceeds six months, on the expiry of each period of six months during such Term) the Revolving Borrower to which such Revolving Advance has been made shall pay accrued interest on that Revolving Advance.

7.2      CALCULATION OF INTEREST
         The rate of interest applicable to a Revolving Advance from time to time during its Term shall be the rate per annum which is the sum of the Margin at such time, the Mandatory Costs Rate (if any) and the Interbank Rate on the Quotation Date therefor.

7.3      BANK GUARANTEE COMMISSION
         The relevant Revolving Borrower shall, in respect of each Bank Guarantee issued under the Revolving Facility, pay to the Facility Agent for the account of each Bank (for distribution in proportion to each Bank's Bank Guarantee Proportion of such Bank Guarantee) a bank guarantee commission in the currency in which the relevant Bank Guarantee is denominated at the Bank Guarantee Commission Rate on the maximum actual and contingent liabilities of the Fronting Bank under the relevant Bank Guarantee. Such bank guarantee commission shall be paid in advance in respect of each successive period of three months (or such shorter period as shall end on the relevant Expiry Date) which begins during the Term of the relevant Bank Guarantee, the first such payment to be made on the Utilisation Date for such Bank Guarantee and thereafter on the first day of each such period.

7.4      EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)
          For the purposes of articles L. 313-1 et SEQ, R. 313-1 and R. 313-2 of the French CODE DE LA CONSOMMATION, the parties to this Agreement acknowledge that by virtue of certain terms of this Agreement (and in particular the variable interest rate applicable to Advances and the Borrowers' right to select the currency and the duration of the Interest Period of each Advance) the TAUX EFFECTIF GLOBAL applicable to the Facilities cannot be calculated at the date of this Agreement. However, each of Borrower incorporated in France acknowledges that it has received from the Facility Agent a letter substantially in the form of Schedule 14 (FORM OF LETTER FOR DETERMINATION OF THE EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)) hereto containing an indicative calculation of the TAUX EFFECTIF GLOBAL, based on figured examples calculated on assumptions as to the TAUX DE PERIODE and DUREE DE PERIODE set out in the letter. The parties to this Agreement acknowledge that that letter is incorporated into this Agreement as if set out in full herein.
8.       ANCILLARY FACILITIES

8.1      AVAILABLE ANCILLARY FACILITIES
         Ancillary Facilities may comprise:

         8.1.1    overdraft facilities;

         8.1.2 guarantee, bonding, documentary or stand-by letter of credit facilities;

         8.1.3    short term loans;

         8.1.4    foreign exchange facilities; or

         8.1.5 other facilities or accommodation as may be required in connection with the business of the Group and which are agreed with the relevant Ancillary Bank.

8.2      REQUEST FOR ANCILLARY FACILITY
         A Revolving Borrower may, at any time from the date hereof to the Revolving Termination Date, by notice in writing to the Facility Agent request the establishment of an Ancillary Facility by the conversion of a Revolving Bank's Available Revolving Commitment into an Ancillary Commitment with effect from the date (the "EFFECTIVE

         DATE") (or such later date as such Revolving Borrower and the Facility Agent may agree from time to time) specified in such notice being a date not less than ten Business Days after the date such notice is received by the Facility Agent. Any such notice shall specify:

         8.2.1    the proposed Revolving Borrower;

         8.2.2 the proposed commencement and expiry date for the Ancillary Facility concerned (and the expiry date must be a Business Day on or prior to the Revolving Termination Date);

         8.2.3    the type of the proposed Ancillary Facility;

         8.2.4    the proposed Ancillary Bank;

         8.2.5 the Ancillary Commitment to apply to the proposed Ancillary Facility; and

         8.2.6 such other details as to the nature, amount and operation of the proposed Ancillary Facility as the Facility Agent may reasonably require;

         and shall contain a confirmation by the relevant Ancillary Bank of the details therein specified and the Facility Agent shall promptly notify each Revolving Bank upon receipt of any such notice PROVIDED THAT no Revolving Bank shall be obliged to make available an Ancillary Facility under this Clause 8 (ANCILLARY FACILITIES).

8.3      THE ANCILLARY BANK
         Any Revolving Bank so nominated in accordance with Clause 8.2 (REQUEST FOR ANCILLARY Facility) may become an Ancillary Bank authorised to make the proposed Ancillary Facility available with effect on and from the Effective Date (provided that it has sufficient Available Revolving Commitment) and the Facility Agent shall notify the Parent, such Ancillary Bank and the Revolving Banks thereof PROVIDED that there shall at no time be more than four Ancillary Banks.

8.4      TERMS OF ANCILLARY FACILITY
         Subject to Clauses 8.2 (REQUEST FOR ANCILLARY FACILITY) and 8.3 (THE ANCILLARY BANK) above, the terms governing any Ancillary Facility shall be those determined by agreement between the Ancillary Bank and the Revolving Borrower concerned, provided that such terms are based upon normal commercial terms, save as may be varied by this Agreement.

8.5      VARIATIONS
         Any material variation in any Ancillary Facility or any proposed increase or reduction in the Ancillary Commitment relating thereto shall be effected on and subject to the provisions, MUTATIS MUTANDIS, of this Clause 8 (ANCILLARY FACILITIES).

8.6      ACCELERATION
         Save to the extent any Ancillary Commitment is being converted into an Available Revolving Commitment pursuant to Clauses 8.11 (REDUCTION AND INCREASE OF AVAILABLE REVOLVING Commitment) or 8.12 (CANCELLATION OF ANCILLARY FACILITY), no Ancillary Bank may, until notice has been served under Clause 24.22 (ACCELERATION AND CANCELLATION), demand repayment of any moneys made available by it or withdraw prior to its original maturity any Ancillary Facility or the right to make utilisations thereunder, or demand cash cover in respect of any guarantees or similar contingent liabilities made available by it, under its Ancillary Facility or take any action analogous to any of the foregoing under any other type of banking arrangements provided by it under its Ancillary Facility.

8.7      TERMINATION
         The Ancillary Commitment of each Ancillary Bank shall terminate no later than the Revolving Termination Date.

8.8      PREVAILING AGREEMENT
         In the case of inconsistency between any term of an Ancillary Facility and of this Agreement, the terms of this Agreement shall prevail.

8.9      ANCILLARY OUTSTANDINGS
         Each Revolving Borrower and each Ancillary Bank agree with and for the benefit of each Ancillary Bank that the Ancillary Outstandings under any Ancillary Facility provided by that Ancillary Bank shall not exceed the Ancillary Commitment applicable to that Ancillary Facility.

8.10     NOTIFICATION
         Each Revolving Borrower and each Ancillary Bank shall, promptly upon request by the Facility Agent, supply the Facility Agent with such information relating to the operation of each Ancillary Facility provided by such Ancillary Bank (including, without limitation, the Ancillary Outstandings thereunder) as the Facility Agent may from time to time request. Each Revolving Borrower consents to all such information being released to the Facility Agent and each Revolving Bank.

8.11     REDUCTION AND INCREASE OF AVAILABLE REVOLVING COMMITMENT
         The Available Revolving Commitment of each Ancillary Bank shall be reduced PRO TANTO by the amount of its Ancillary Commitment but shall automatically increase upon that Ancillary Facility ceasing to be available to the relevant Revolving Borrower or upon the Ancillary Facility being cancelled in accordance with Clause 8.12 (CANCELLATION OF ANCILLARY FACILITY).

8.12     CANCELLATION OF ANCILLARY FACILITY
         Any Revolving Borrower which has established an Ancillary Facility may at any time by notice in writing to the Facility Agent and the relevant Ancillary Bank cancel such Ancillary Facility, in which event on the date specified in the notice, being a date not less than ten Business Days after the date such notice is received by the Facility Agent, the Ancillary Commitment of the relevant Ancillary Bank shall be converted into an Available Revolving Commitment.

9.       MARKET DISRUPTION

         If, in relation to an Advance or Unpaid Sum:

9.1 the Interbank Rate is to be determined by reference to Reference Banks and at or about 11.00am on the Quotation Date for the relevant Interest Period or Term none or, after the Syndication Date, none or only one of the Reference Banks supplies a rate for the purpose of determining the Interbank Rate for the relevant Interest Period or Term; or

9.2 before the close of business in Frankfurt on the Quotation Date for such Advance or Unpaid Sum, the Facility Agent has been notified by a Bank or each of a group of Banks in each case to whom in aggregate twenty per cent. or more of such Advance or Unpaid Sum is (or, if an Advance were then made, would be) owed that the Interbank Rate does not, by reason of circumstances affecting the inter-bank market generally, accurately reflect the cost to it of obtaining matching deposits for its participation in such Advance or Unpaid Sum, then, notwithstanding anything contrary in this Agreement:

         9.2.1 the Facility Agent shall promptly notify the Parent, the relevant Borrower and the Banks of such event and, if such Advance is a Revolving Advance, it shall not be made; and

         9.2.2 if the Facility Agent or the Parent so requires, the Facility Agent and the Parent shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party hereto; and

         9.2.3 the rate of interest applicable to the Advance (if made) or Unpaid Sum from time to time during an Interest Period or Term shall be the rate per annum which is the sum of the Margin, the Mandatory Costs Rate (if any) and the rate per annum determined by the Facility Agent to be the weighted average (rounded to four decimal places) of the rates notified by each Bank to the Facility Agent before the last day of such Interest Period or Term to be those which express as a percentage rate per annum the cost to such Bank of funding from whatever sources it may reasonably select its portion of such Advance or Unpaid Sum during such Interest Period or Term.

10.      NOTIFICATION

10.1     ADVANCES AND BANK GUARANTEES
         Not later than 10.00 am three Business Days before the first day of an Interest Period or Term, the Facility Agent shall notify each Bank of the Facility that is to be utilised, the name of the Borrower, the proposed amount or Euro Amount of the relevant Advance, the proposed length of the relevant Interest Period or Term, whether or not such Advance is to be denominated in an Optional Currency (and, if so, the amount of such Advance in the relevant Optional Currency) and the aggregate principal amount of the relevant Advance allocated to such Bank pursuant to Clause 3.2 (EACH TERM BANK'S

         PARTICIPATION IN TERM ADVANCES) or Clause 6.5 (EACH REVOLVING BANK'S PARTICIPATION IN REVOLVING ADVANCES).

10.2     INTEREST RATE DETERMINATION
         The Facility Agent shall promptly notify the relevant Borrower and the Banks of each determination of the Interbank Rate, the Margin and the Mandatory Costs Rate.

10.3     DEMANDS UNDER BANK GUARANTEES
         If a demand is made under a Bank Guarantee or a Fronting Bank incurs in connection with a Bank Guarantee any other liability, cost, claim, loss or expense which is to be reimbursed pursuant to this Agreement, the Fronting Bank shall promptly notify the Facility Agent of the amount of such demand or such liability, cost, claim, loss or expense and the Bank Guarantee to which it relates and the Facility Agent shall promptly make demand upon the Borrower in accordance with this Agreement and notify the Banks.

10.4     CHANGES TO ADVANCES OR INTEREST RATES
         The Facility Agent shall promptly notify the relevant Borrower and the Banks of any change to (a) the proposed currency of an Advance occasioned by the operation of sub-clause 3.6.2 (CONDITIONS FOR DENOMINATION IN AN OPTIONAL CURRENCY) or of Clause 6.2 (CONDITIONS FOR DRAWING A REVOLVING ADVANCE IN AN OPTIONAL CURRENCY), (b) the proposed length of an Interest Period or Term or (c) any interest rate occasioned by the operation of Clause 9 (MARKET DISRUPTION).

11.      REPAYMENT OF THE TERM FACILITIES

11.1     TERM REPAYMENT INSTALMENTS

         The relevant Borrowers shall repay the Term A1 Outstandings, the Term A2 Outstandings, the Term B1 Outstandings, the Term B2 Outstandings and the Term C Outstandings in each case as at the final date of the relevant Term Availability Period (the Term B1 Outstandings being deemed for these purposes to be EUR 84,136,304 at the end of the Term Availability Period relating to the Term B1 Facility and the Term B2 Outstandings being deemed for these purposes to be EUR 25,863,696 at the end of the Term Availability Period relating to the Term B2 Facility) owed by them in instalments by repaying the amount representing the percentage and on the Term Repayment Dates set out in the table below:

TERM REPAYMENT DATE          PERCENTAGE OF      PERCENTAGE OF       PERCENTAGE OF      PERCENTAGE OF
                             TERM A1            TERM A2             TERM B1            TERM C
                             OUTSTANDINGS       OUTSTANDINGS        OUTSTANDINGS AND   OUTSTANDINGS
                                                                    TERM B2
                                                                    OUTSTANDINGS
20 June 2002                 [repaid in full]          2.81                0.5                0.5

20 December 2002                                       2.81                0.5                0.5



                                      -52-

20 June 2003                                           4.39                0.5                0.5

20 December 2003                                       4.39                0.5                0.5

20 June 2004                                           6.49                0.5                0.5

20 December 2004                                       6.49                0.5                0.5

20 June 2005                                           8.07                0.5                0.5

20 December 2005                                       8.07                0.5                0.5

20 June 2006                                           9.82                0.5                0.5

20 December 2006                                       9.82                0.5                0.5

20 June 2007                                          11.40                0.5                0.5

20 December 2007                                      11.40                0.5                0.5

26 April 2008                                         14.04                0.5                0.5

20 December 2008                                        -                 46.75               0.5

26 April 2009                                                             46.75               0.5

20 December 2009                                                            -                46.25

26 April 2010                                                               -                46.25


11.2     SELECTION OF TERM ADVANCES
         If, in relation to a Term Repayment Date for any Term Facility, the aggregate amount of the relevant Term Advances and Bank Guarantees exceeds the amount of the relevant Term Outstandings to be repaid, the relevant Borrower may, by not less than five Business Days' prior notice to the Facility Agent, select which of those Term Advances or Bank Guarantees will be wholly or partially repaid, PROVIDED THAT:

         11.2.1 any repayment by a Borrower of an instalment of Term Outstandings shall be applied PRO RATA across Push-Down Advances to such Borrower under the relevant Term Facility and Term Advances (other than Push-Down Advances) to such Borrower under such Term Facility; and

         11.2.2 if the relevant Borrower fails to give such notice, the Facility Agent shall select, subject to Clause 11.2.1, the relevant Term Advances or Bank Guarantee to be wholly or partially repaid.

12.      REPAYMENT OF THE REVOLVING FACILITY

         Each Revolving Borrower shall repay the Revolving Advance made to it in full on the Repayment Date relating thereto.

13.      BORROWERS' LIABILITIES IN RELATION TO A BANK GUARANTEE

13.1     BORROWERS' INDEMNITY TO FRONTING BANK
         Each Borrower shall irrevocably and unconditionally as a primary obligation indemnify (on demand of the Facility Agent) the Fronting Bank against:

         13.1.1 any sum paid or due and payable by the Fronting Bank under such Bank Guarantee; and

         13.1.2 all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from the Fronting Bank under any Bank Guarantee or in connection with any such Bank Guarantee), claims, losses and expenses which the Fronting Bank may at any time incur or sustain in connection with or arising out of any such Bank Guarantee.

13.2     BORROWERS' INDEMNITY TO BANKS
         Each Borrower shall irrevocably and unconditionally as a primary obligation indemnify (on demand of the Facility Agent) each Bank against:

         13.2.1 any sum paid or due and payable by such Bank (whether under Clause 34.1 (BANKS' INDEMNITY) or otherwise) in connection with such Bank Guarantee; and

         13.2.2 all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from such Bank in connection with such Bank Guarantee), claims, losses and expenses which such Bank may at any time incur or sustain in connection with any Bank Guarantee.

13.3     PRESERVATION OF RIGHTS
         Neither the obligations of any Borrower set out in this Clause 13 (BORROWERS' LIABILITIES IN RELATION TO A BANK GUARANTEE) nor the rights, powers and remedies conferred on the Fronting Bank or Bank by this Agreement or by law shall be discharged, impaired or otherwise affected by:

         13.3.1 the winding-up, dissolution, administration or re-organisation of the Fronting Bank, any Bank or any other person or any change in its status, function, control or ownership;

         13.3.2 any of the obligations of the Fronting Bank, any Bank or any other person hereunder or under any Bank Guarantee or under any other security taken in respect of its obligations hereunder or otherwise in connection with a Bank

                  Guarantee being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         13.3.3 time or other indulgence being granted or agreed to be granted to the Fronting Bank, any Bank or any other person in respect of its obligations hereunder or under or in connection with a Bank Guarantee or under any such other security;

         13.3.4 any amendment to, or any variation, waiver or release of, any obligation of the Fronting Bank, any Bank or any other person under a Bank Guarantee or this Agreement;

         13.3.5 any other act, event or omission which, but for this Clause 13, might operate to discharge, impair or otherwise affect any of the obligations of any Borrower set out in this Clause 13 or any of the rights, powers or remedies conferred upon the Fronting Bank or any Bank by this Agreement or by law.

         The obligations of each Borrower set out in this Clause 13 shall be in addition to and independent of every other security which the Fronting Bank or any Bank may at any time hold in respect of such Borrower's obligations hereunder.

13.4     SETTLEMENT CONDITIONAL
         Any settlement or discharge between any Borrower and the Fronting Bank or a Bank shall be conditional upon no security or payment to the Fronting Bank or Bank by such Borrower, or any other person on behalf of such Borrower, being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, the Fronting Bank or Bank shall be entitled to recover the value or amount of such security or payment from such Borrower subsequently as if such settlement or discharge had not occurred.

13.5     RIGHT TO MAKE PAYMENTS UNDER BANK GUARANTEES
         The Fronting Bank shall be entitled to make any payment in accordance with the terms of the relevant Bank Guarantee without any reference to or further authority from the relevant Borrower or any other investigation or enquiry. Each Borrower irrevocably authorises the Fronting Bank to comply with any demand under a Bank Guarantee which is valid on its face.

13.6     REVALUATION OF OUTSTANDINGS
         On each Valuation Date, the Facility Agent shall calculate the amount of the Revolving Outstandings (other than the Ancillary Outstandings) (having regard to changes in the Euro Amounts of the Bank Guarantees which may arise as a result of currency fluctuations) and the Facility Agent shall notify the Borrowers of the amounts, if any (each an "EXCESS AMOUNT") by which the Revolving Outstandings exceed the aggregate Revolving Commitments (as reduced by the Ancillary Commitments) of the Banks and the Borrower shall:

         13.6.1 procure that the Fronting Bank's obligations under any Bank Guarantees issued under the Revolving Facility are reduced by an amount in aggregate no less than the Excess Amount; or

         13.6.2 secure such Excess Amount by providing Cash Collateral in an amount no less than the Excess Amount.

14.      MANDATORY PREPAYMENT

14.1     MANDATORY PREPAYMENT ON DISPOSAL
         Subject to Clause 14.9 (PREPAYMENT ACCOUNT) and Clause 14.10 (UPSTREAMING OF FUNDS) and other than proceeds referred to in sub-clauses (a) and (b) of the definition of Permitted Disposals, the Parent (and in the case that a Borrower under the A2 Facility has received proceeds, such Borrower) shall apply, or procure the application of, an amount equal to the Net Disposal Proceeds in respect of any disposal of any assets of the Group in prepayment of the Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS) promptly upon receipt of the same and, in any event, not more than two Business Days after receipt of the same, SAVE FOR such Net Disposal Proceeds which do not exceed EUR 5,000,000 (or its equivalent) in aggregate at any time or which are applied or committed to be applied in reinvestment in similar or like assets as soon as practicable but in any event within a period of six months and if only committed to be applied, actually so applied within a period of nine months, of receipt of such proceeds when, if not so reinvested, such Net Disposal Proceeds shall immediately be applied in prepayment of the Facilities in accordance with this Clause 14.1.

         The Parent shall pay or shall procure that there are paid any disposal proceeds retained for reinvestment as permitted hereunder into the Holding Account promptly upon receipt of the same.

14.2     MANDATORY PREPAYMENT ON SALE OR FLOTATION
         Subject to Clause 14.9 (PREPAYMENT ACCOUNT) the Parent shall apply an amount equal to the amount of funds raised:

         14.2.1   by any Flotation; or

         14.2.2 upon any disposal of all or part of the shares or interest in the Target Company,

         in prepayment of the Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS) promptly upon receipt of the same and, in any event, not more than two Business Days after the same.

14.3     MANDATORY PREPAYMENT ON CHANGE OF CONTROL
         The Borrowers shall prepay, or procure the immediate prepayment of, the Outstandings in full together with interest thereon and any amounts payable hereunder (i) upon a Flotation or Share Sale in each case of the Parent, if such Flotation or Share Sale would result in the BC Partners Funds ceasing to control in aggregate directly or indirectly at least fifty-one per cent. of the voting rights in the Parent or (ii) upon the sale of the whole or substantially the whole of the Group's business or assets.

14.4     MANDATORY PREPAYMENT OF EXCESS CASH
         Subject to Clause 14.9 (PREPAYMENT ACCOUNT) and Clause 14.10 (UPSTREAMING OF FUNDS) the Parent shall apply or procure the application of an amount equal to 75 per cent. of any Excess Cash Flow which exceeds EUR 2,000,000 (or its equivalent), in respect of any financial year in prepayment of the Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS) within fifteen days after the delivery of its annual audited consolidated financial statements of the Group for such period pursuant to Clause 21.1 (ANNUAL Statements), PROVIDED THAT this clause 14.4 shall not apply to the extent required that following any such cash sweep a minimum amount of Cash (as defined in Schedule 5 (FINANCIAL CONDITION)) of EUR 20,000,000 remains with the Group and PROVIDED THAT this Clause 14.4 shall not apply if the ratio of Total Net Debt to Consolidated Adjusted EBITDA calculated on a Rolling Basis (as defined in Schedule 5 (FINANCIAL CONDITION)) has remained below 2.5 for at least two consecutive Financial Quarters, the later of which ending on or about the date to which the relevant annual audited consolidated financial statements referred to above were drawn up, and FURTHER PROVIDED THAT if, following the Junior Take-Out, the first payment of semi annual interest payments under the securities issued under the Junior Take-Out is payable in the first Financial Quarter of the year following the year of the issuance of such securities, then an amount equal to such initial semi annual interest instalment shall be deducted from the Excess Cash Flow amount of the year of the issuance.

14.5     MANDATORY PREPAYMENT OF INSURANCE PROCEEDS
         Subject to Clause 14.9 (PREPAYMENT ACCOUNT) and Clause 14.10 (UPSTREAMING OF FUNDS), the Parent (and in the case that a Borrower under the A2 Facility has received proceeds, such Borrower) shall apply, or procure the application of, an amount equal to the proceeds of any insurance claim received by any member of the Group (after deducting any reasonable out-of-pocket expenses incurred by any member of the Group in relation to such claim) in prepayment of the Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS) promptly upon receipt of the same and, in any event, not more than two Business Days after receipt of the same, SAVE FOR any proceeds:

         14.5.1 which do not exceed EUR 2,000,000 (or its equivalent) in aggregate in any financial year;

         14.5.2   which are applied to meet a third party claim;

         14.5.3 which are applied or committed to be applied in replacement, reinstatement and/or repair of the assets in respect of which the relevant insurance claim was made as soon as reasonably practicable and, in any event, within a period of six months and if only committed to be applied, actually so applied within a period of nine months, of receipt of such proceeds when, if not so applied, such proceeds shall immediately be applied in prepayment of the Facilities in accordance with this Clause 14.5; or

         14.5.4   which are in respect of loss of profits.

         The Parent shall pay, or shall procure that there are paid any insurance proceeds retained for the purposes permitted under sub-clause
         14.5.3 into the Holding Account promptly upon receipt of the same.

14.6 MANDATORY PREPAYMENT OF ACQUISITION RECOVERIES AND EXTRAORDINARY RECEIPTS Subject to Clause 14.9 (PREPAYMENT ACCOUNT) and save as otherwise agreed in writing by an Instructing Group, the Parent (and in the case that a Borrower under the A2 Facility has received proceeds, such Borrower) shall apply or procure the application of an amount equal to (i) the proceeds of any claim for breach of contract or warranty by, misrepresentation by, indemnity or other claim against the Vendors in relation to the Acquisition Documents (a "RECOVERY CLAIM") received by the Parent or (ii) subject to Clause 14.10 (UPSTREAMING OF Funds) the proceeds of any other extraordinary receipt (but including, for the avoidance of doubt, all amounts received under the PIK Take-Out (such PIK Take-Out to occur in accordance with the Finance Documents)) (an "EXTRAORDINARY RECEIPT") save for any amounts received under the Junior Take-Out to the extent applied to repay amounts outstanding under the Junior Facility Agreement and/or the Junior On-Loan and thereafter the Liquidity Facility Agreement received by any member of the Group (in each case after deducting any reasonable out-of-pocket expenses incurred by any member of the Group in relation to such Recovery Claim or Extraordinary Receipt) in prepayment of the Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS) promptly on receipt of the same and, in any event, within two Business Days after receipt of the same SAVE FOR any such proceeds which are:

         14.6.1 in respect of a liability or a charge or claim upon a member of the Group arising from such Recovery Claim or Extraordinary Receipt and which will be properly applied in the discharge of that liability, charge or claim; or

         14.6.2 paid to a member of the Group by way of reimbursement of monies disbursed by such member of the Group in connection with discharging any liability, charge or claim referred to in sub-clause 14.6.1 above; or

         14.6.3 applied in replacement, reinstatement and/or repair of assets of a member of the Group which have been lost, destroyed or damaged as a result of the events or circumstances giving rise to such Recovery Claim or Extraordinary Receipt; or

         14.6.4   required to be paid to third parties,

         PROVIDED THAT the proceeds referred to in sub-clauses 14.6.3 above are properly applied for the purposes set out therein as soon as practicable and, in any event, within a period of six months when, if not so applied, such proceeds shall immediately be applied in prepayment of the Facilities in accordance with this Clause 14.6.

         The Parent shall pay any proceeds retained for the purposes permitted under Clause 14.6.3 into the Holding Account promptly upon the receipt of the same.

14.7     MANDATORY PREPAYMENT OF EXCESS TERM ADVANCES
         The Parent shall apply without undue delay any amount drawn down hereunder other than under the Term A2 Facility and other than up to EUR 6,200,000 under the Term B Facilities but not applied on or before the date falling twelve months after the date hereof in payment for Target Company Shares (i) under the Mandatory Offer or (ii) purchase of Target Company Shares in the market other than pursuant to the Offers or the Acquisition Agreement as referred to in Clause 2.2.1 in prepayment of the Term Facilities in accordance with Clause 14.8 (APPLICATION OF PREPAYMENTS).

14.8     APPLICATION OF PREPAYMENTS

         14.8.1 Any prepayment made under Clause 14.1 (MANDATORY PREPAYMENT ON DISPOSAL) to 14.7 (MANDATORY PREPAYMENT OF EXCESS TERM ADVANCES) other than from the proceeds of the PIK Take-Out shall be applied in repayment of:

                  (a) FIRST, PRO RATA across the Term A1 Outstandings and the Term A2 Outstandings;

                  (b) SECOND, PRO RATA across the Term B1 Outstandings and the Term B2 Outstandings;

                  (c)      THIRD, the Term C Outstandings; and

                  (d) FOURTH, to the extent the Term Outstandings have been repaid in full, in prepayment of the Revolving Outstandings applied against Revolving Advances (and cash advances forming part of Ancillary Outstandings) and/or Bank Guarantees (and contingent Liabilities under any Ancillary Facility) at the option of the relevant Borrower (and any amounts so prepaid may not be re-borrowed and the Revolving Commitments and Ancillary Commitments of the Banks will be permanently reduced PRO RATA) PROVIDED THAT amounts shall be applied PRO RATA between Revolving Outstandings (other than Ancillary Outstandings) and Ancillary Outstandings.

         14.8.2 Any prepayment from the proceeds of the PIK Take-Out shall be applied FIRST in repayment of the Term A1 Outstandings and SECOND the Term A2 Outstandings such that the repayment instalments shall, following application of such proceeds, be as set out in Clause 11.1 (TERM REPAYMENT INSTALMENTS).

         14.8.3 Any prepayment of Term Outstandings other than from the proceeds of the PIK Take-Out shall satisfy the obligations under Clause 11.1 (TERM REPAYMENT INSTALMENTS) IN INVERSE CHRONOLOGICAL ORDER as between such term repayment instalments.

         14.8.4 Any prepayment of an instalment of Term Outstandings shall be applied PRO RATA across the Term Advances constituting such instalment of Term Outstandings (unless otherwise agreed by an Instructing Group).

14.9     PREPAYMENT ACCOUNT

         14.9.1 If Clauses 14.1 (MANDATORY PREPAYMENT ON DISPOSAL), 14.2 (MANDATORY PREPAYMENT ON SALE OR FLOTATION), 14.4 (MANDATORY PREPAYMENT OF EXCESS CASH), 14.5 (MANDATORY PREPAYMENT OF INSURANCE PROCEEDS), 14.6 (MANDATORY PREPAYMENT OF ACQUISITION RECOVERIES) and 14.7 (MANDATORY PREPAYMENT OF EXCESS TERM ADVANCES) would require the Parent to prepay or procure the prepayment of the Facilities granted hereunder (including all of the amounts standing to the credit of the Holding Account) otherwise than at the end of an Interest Period or Term, the Parent may elect (by written notice to the Facility Agent to be received not later than 10.00 am one day prior to the date on which the prepayment obligation would, but for this Clause 14.9, arise) to credit the amount to be prepaid to the Holding Account on the date on which the prepayment obligation would, but for this Clause 14.9, arise and to prepay the relevant Advance at the first occurring end of an Interest Period or Term (as the case may be). Following any such election and provided the required payment is made to the Holding Account the obligation to prepay the relevant Advance will not arise until the first occurring end of an Interest Period or Term (as the case may be).

         14.9.2 The Parent hereby authorises the Facility Agent to withdraw monies from the Holding Account and apply such monies against prepayments which are due to be made hereunder or, upon the occurrence of an Event of Default which is continuing, against any amounts due and payable under the Finance Documents.

14.10    UPSTREAMING OF FUNDS
         Clauses 14.1 (MANDATORY PREPAYMENT ON DISPOSAL), 14.4 (MANDATORY PREPAYMENT OF EXCESS CASH), 14.5 (MANDATORY PREPAYMENT OF INSURANCE PROCEEDS) and 14.6 (MANDATORY PREPAYMENT OF ACQUISITION RECOVERIES AND EXTRAORDINARY RECEIPTS) shall not apply if and to the extent that it is legally neither permissible (i) to upstream the funds required to effect the mandatory prepayment from the relevant recipient to the Parent in any way whatsoever nor (ii) for the Parent to procure the mandatory prepayment to be effected, unless such prepayment can be effected by the recipient of such funds, being a Term A2 Borrower, itself.

15.      CANCELLATION AND VOLUNTARY PREPAYMENT

15.1     CANCELLATION OF THE TERM FACILITIES
         The relevant Borrower may, by giving to the Facility Agent not less than five Business Days' prior notice to that effect, cancel without penalty the whole or any part (being an amount of not less than EUR 5,000,000 (or its equivalent)) of any Available Term Facility. Any such cancellation shall reduce the relevant Available Term Commitments of the Term Banks in respect of such Available Term Facility rateably.

15.2     PREPAYMENT OF THE TERM OUTSTANDINGS
         The relevant Borrower shall, if it has given to the Facility Agent not less than five Business Days' prior irrevocable notice to that effect ensure that, the whole of any Term Advance or any part of any Term

         Advance (being an amount such that the Euro Amount of such Term Advance will be reduced by an amount of not less than EUR 5,000,000) is prepaid without penalty on the last day of any Interest Period relating to that Term Advance which ends after the last day of the Term Availability Period for the Term Facility under which such Term Advance was made.

         15.2.1 Any prepayment so made after the last day of the relevant Term Availability Period shall, unless otherwise agreed by an Instructing Group be applied in prepayment of:

                  (a) FIRST, PRO RATA across the Term A1 Outstandings and the Term A2 Outstandings;

                  (b) SECOND, PRO RATA across the Term B1 Outstandings and the Term B2 Outstandings;

                  (c)      THIRD, the Term C Outstandings; and

                  (d) FOURTH, to the extent the Term Outstandings have been repaid in full, in repayment of the Revolving Outstandings applied against Revolving Advances (and cash advances forming part of Ancillary Outstandings) and/or Bank Guarantees (and contingent Liabilities under any Ancillary Facility) at the option of the relevant Revolving Borrower (and any amounts so prepaid may not be re-borrowed and the Revolving Commitments and Ancillary Commitments of the Banks shall be permanently reduced PRO RATA) PROVIDED THAT amounts shall be applied PRO RATA between Revolving Outstandings (other than Ancillary Outstandings) and Ancillary Outstandings.

         15.2.2 Any prepayment of Term Outstandings shall satisfy the obligations under Clause 11.1 (TERM REPAYMENT INSTALMENTS) PRO RATA in respect of such Term Outstandings.

         15.2.3 Any prepayment of an instalment of Term Outstandings shall be applied across PRO RATA across the Term Advances constituting such instalment of Term Outstandings (unless otherwise agreed by an Instructing Group).

         15.2.4 Any amount prepaid in respect of Term Outstandings or the Revolving Outstandings may not be redrawn.

15.3     CANCELLATION OF THE REVOLVING FACILITY
         The relevant Borrower may, by giving to the Facility Agent not less than five Business Days' prior notice to that effect, cancel the whole or any part (being an amount of not less than EUR 5,000,000 (or its equivalent) of the Available Revolving Facility. Any such cancellation shall reduce the Available Revolving Commitment and Revolving Commitment of each Revolving Bank rateably.

15.4     NOTICE OF CANCELLATION OR PREPAYMENT
         Any notice of cancellation or prepayment given by the Parent or the relevant Borrower pursuant to this Clause 15 (CANCELLATION AND VOLUNTARY PREPAYMENT) shall be irrevocable, shall specify the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and, in the case of a notice of prepayment, shall oblige the relevant Borrower to make such prepayment on such date.

15.5     CANCELLATION OF BANK GUARANTEES
         Any Borrower which has requested a Bank Guarantee may give the Facility Agent and the Fronting Bank not less than five Business Days' prior notice of its intention to procure that the Fronting Bank's liability under such Bank Guarantee is reduced to zero (whereupon it shall do so).

15.6     REPAYMENT OF A BANK'S SHARE OF THE OUTSTANDINGS
         If:

         15.6.1 any sum payable to any Bank or the Fronting Bank by an Obligor is required to be increased pursuant to Clause 16.1 (TAXES PAYABLE); or

         15.6.2 any Bank or the Fronting Bank claims indemnification from the Parent under Clause 16.1 (TAXES PAYABLE) or Clause 17.1 (INCREASED COSTS),

         the Parent may, whilst such circumstance continues, give the Facility Agent at least five Business Days notice (which notice shall be irrevocable) of its intention (a) if such circumstance relates to a Bank to cancel, repay and/or provide Cash Collateral in respect of the Commitment of such Bank or (b) if such circumstance relates to the Fronting Bank, to procure the cancellation of or provide Cash Collateral in respect of the Fronting Bank's Bank Guarantees.

15.7     REMOVAL OF A BANK OR THE FRONTING BANK
         On the day the notice referred to in Clause 15.6 (REPAYMENT OF A BANK'S SHARE OF THE OUTSTANDINGS) expires:

         15.7.1 (if such circumstance relates to a Bank) the Borrower shall repay such Bank's portion of the Advances and shall procure either that such Bank's Bank Guarantee Proportion of each relevant Bank Guarantee be reduced to zero (by reduction of the amount of such Bank Guarantee, as the case may be, in an amount equal to such Bank's Bank Guarantee Proportion) or that Cash Collateral be provided in an amount equal to such Bank's Guarantee Proportion of such Bank Guarantee; and

         15.7.2 (if such circumstance relates to the Fronting Bank) the Borrower shall procure that the Fronting Bank's liability under any Bank Guarantee issued by it shall either be reduced to zero or otherwise secured by the Borrower providing Cash Collateral in an amount equal to the Fronting Bank's maximum actual and contingent liabilities under such Bank Guarantee.

15.8     NO FURTHER ADVANCES
         A Bank for whose account a repayment is to be made under Clause 15.6 (REPAYMENT OF A BANK'S SHARE OF THE OUTSTANDINGS) shall not be obliged to participate in the making of Advances on or after the date upon which the Facility Agent receives the Parent's notice of its intention to procure the repayment of such Bank's share of the Outstandings, and such Bank's Available Term Commitments and Available Revolving Commitment shall be reduced to zero.

15.9     NO OTHER REPAYMENTS
         The Borrowers shall not repay all or any part of the Outstandings except at the times and in the manner expressly provided for in this Agreement (or, in relation to Ancillary Outstandings, in the documents relating to such Outstandings).

15.10    NO REBORROWING
         Subject to Clause 2.6 (DEBT PUSH-DOWN) none of the Borrowers shall be entitled to reborrow any amount of any Term Facility which is repaid or to reborrow any amount of the Revolving Facility which is repaid where such repayment permanently reduces the Revolving Facility.

16.      TAXES

16.1     TAXES PAYABLE
         All present and future taxes payable in respect of, calculated by reference to or deducted from payments under the Finance Documents (other than taxes payable on the overall net income of any Bank or the Facility Office through which it is lending by the jurisdiction in which it is located) shall be for the account of the Obligors. If any deduction or payment is required to be made, the relevant Obligor shall make all necessary payments to ensure that, after the making of the required deduction or payment, the relevant person receives and retains (free from any liability) a net sum equal to the sum which it would have received and so retained had no such deduction or payment been made or required to be made and shall, within thirty days after it has made such payment to any applicable authority, deliver to the Facility Agent an original receipt (or a certified copy thereof) issued by such authority evidencing the payment.

16.2     TAX CREDITS
         If, following any payment by any Obligor under Clause 16.1 (TAXES PAYABLE), any Bank shall receive or be granted a credit against or remission for any tax payable by it, that Bank shall, subject to the relevant Obligor having made such payment in accordance with Clause
         16.1 (TAXES PAYABLE) and to the extent that such Bank can do so in its sole opinion without prejudicing the retention of the amount of such credit or remission and without prejudice to its right to obtain any other relief or allowance which may be available to it and to conduct its own tax affairs as it thinks fit, reimburse such amount as that Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave that Bank (after such reimbursement) in no worse position than it would have been in had no payment been required under Clause 16.1 (TAXES PAYABLE). Nothing shall oblige any Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations which such Bank considers confidential.



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

16.3 CERTIFICATE OF RESIDENCE The Term B1 Banks and the Banks under the Term A2 Facility shall use reasonable endeavours to provide Sanitec Kolo Sp. z o.o. with a certificate of residence to enable Sanitec Kolo Sp. z o.o. to make payments without any requirement to make any additional payment under Clause 16.1 (TAXES PAYABLE).

17.      INCREASED COSTS

17.1     INCREASED COSTS
         Subject to Clause 19 (MITIGATION) if, by reason of (a) the introduction of or any change in law or any regulation or in its interpretation or administration and/or (b) compliance with any law or regulation made after the date of this Agreement:

         17.1.1 a Bank or any holding company of such Bank incurs a cost as a result of, or is unable to obtain the rate of return on its capital which it would have been able to obtain but for, such Bank's entering into or assuming or maintaining a commitment or issuing or performing its obligations under the Finance Documents; or

         17.1.2 there is any increase in the cost to a Bank or any holding company of such Bank of funding or maintaining such Bank's share of the Advances or any Unpaid Sum or any Bank Guarantee,

         then the Parent shall indemnify that Bank or to enable that Bank to indemnify its holding company in respect thereof, provided that each Bank shall only be entitled to be indemnified under this Clause 17.1 to the extent it has not been indemnified for the same costs under Clause
         16.1 (TAXES PAYABLE).

17.2     INCREASED COSTS CLAIMS
         A Bank intending to make a claim pursuant to Clause 17.1 (INCREASED COSTS) shall notify the Facility Agent of the event giving rise to such claim, whereupon the Facility Agent shall notify the Parent thereof.

18.      ILLEGALITY

         Subject to Clause 19 (MITIGATION) if, at any time, it is unlawful for a Bank to perform any of its obligations as contemplated by this Agreement or fund its participation in any Advances or issue Bank Guarantees, then that Bank shall, promptly after becoming aware of the same, deliver to the Parent through the Facility Agent a notice to that effect and:

         18.1.1 such Bank shall not thereafter be obliged to participate in any Advance and the amount of its Available Term Commitments and Available Revolving Commitment shall be immediately reduced to zero; and

         18.1.2 if the Facility Agent on behalf of such Bank so requires, the Parent shall procure that each Borrower shall on the last day of the Interest Period or Term of each outstanding Advance occurring after the Facility Agent has notified the Parent or, if earlier, such date as the relevant Bank shall have specified in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law) repay such Bank's share of any outstanding Advances together with accrued interest thereon and all other amounts owing to such Bank under the Finance Documents; and

         18.1.3 ensure that the liabilities of such Bank or the Fronting Bank under or in respect of each Bank Guarantee is reduced to zero or otherwise secured by providing Cash Collateral in an amount equal to such Bank's Bank Guarantee Proportion of such Bank Guarantee or the Fronting Bank's maximum actual and contingent liabilities under such Bank Guarantee in the currency or currencies of such Bank Guarantee.

19.      MITIGATION

         If any of the Borrowers shall be obliged to make any payment pursuant to Clause 16.1 (TAXES PAYABLE), Clause 17 (INCREASED COSTS) or Clause 18 (ILLEGALITY) or if any of the events set out in Clause 9 (MARKET DISRUPTION) occur, the relevant Bank or Banks shall:

         19.1.1 after consultation with the Facility Agent and the Parent and to the extent that it can do so lawfully transfer all of its rights, benefits and obligations hereunder to another financial institution acceptable to the Parent and willing to participate in the Facilities; or

         19.1.2 without prejudice to its own position, consider what other steps it might reasonably take (including a change in its Facility Office) with a view to mitigating the effect of such circumstances on the Borrowers.

20.      REPRESENTATIONS

         Each Obligor makes the representations and warranties set out in Clause
         20.1 (STATUS) to Clause 20.36 (NO REQUIREMENT TO INVESTMENT UNDER ENVIRONMENTAL LAWS) on its own behalf and, in addition, the Parent makes the representations set out therein on behalf of the Group (assuming for the purposes of the representations made on the date hereof and the Closing Date, that completion of the Acquisition has occurred). The Parent acknowledges that the Finance Parties have entered into this Agreement in reliance on those representations and warranties.

20.1     STATUS
         Each Material Group Entity is a corporation duly organised as a company under the laws of its Relevant Jurisdiction and has the power and all necessary governmental and other material consents, approvals, licences and authorisations under any applicable jurisdiction to own its property and assets and to carry on its business as currently conducted.

20.2     GOVERNING LAW AND JUDGMENTS
         In any proceedings taken in its Relevant Jurisdiction in relation to the Finance Documents governed by German law, the choice of German law as the governing law of such Finance Documents and any judgment obtained in Germany will be recognised and enforced, subject to any qualifications as to matters of law in force at the date hereof set out in the Legal Opinions.

20.3     BINDING OBLIGATIONS
         The obligations expressed to be assumed by it in the Finance Documents are legal and valid obligations binding on it and enforceable against it in accordance with the terms thereof.

20.4     EXECUTION AND POWER
         Its execution of the Finance Documents and the Acquisition Documents to which it is a party and the issue of the Offer Documents and its exercise of its rights and performance of its obligations thereunder (including, without limit, borrowing thereunder and granting any security or guarantees contemplated thereunder) do not and will not:

         20.4.1 conflict in any material respect with any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets, save with regard to change of control clauses contained in any existing financing documents of the Group solely breached by the Acquisition and/or the Offers;

         20.4.2   conflict with its constitutive documents; or

         20.4.3   conflict with any applicable law.

         It has the power to enter into and perform its obligations under the Finance Documents, the Acquisition Documents and the Offer Documents to which it is a party and all corporate and other action required to authorise the execution, delivery and performance of the Finance Documents, the Acquisition Documents and the Offer Documents to which it is a party and the performance of its obligations thereunder has been duly taken.

20.5     NO MATERIAL PROCEEDINGS
         No action or administrative proceeding of or before any court, arbitrator or agency (including, but not limited to, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against it or its assets, nor are there any circumstances likely to give rise to any such action or proceedings.

20.6     AUDITED FINANCIAL STATEMENTS
         The Original Financial Statements and its most recent audited financial statements (unconsolidated and consolidated in the case of the Parent):

         20.6.1 were prepared in accordance with accounting principles generally accepted in the Relevant Jurisdiction and consistently applied and in particular disclose all liabilities (contingent or otherwise) and all unrealised or anticipated losses of such Obligor or, as the case may be, any member of the Group required to be disclosed by the accounting principles generally accepted in the Relevant Jurisdiction; and

         20.6.2 save as disclosed therein, give a true and fair view of the financial condition and operations of such Obligor or, as the case may be, the Group during the relevant period.

         Its financial year end and, in the case of the Parent, the financial year end of the Group is 31 December.

20.7     NO MATERIAL ADVERSE CHANGE
         Since the date as at which the Original Financial Statements or, if later, its then most recent audited financial statements (unconsolidated and consolidated in the case of the Parent) were stated to be prepared, there has been no material adverse change in its business, operations, property, financial condition, performance or prospects or, in the case of the Parent, the Group taken as a whole.

20.8     VALIDITY AND ADMISSIBILITY IN EVIDENCE
         All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Finance Documents, (b) to ensure that the obligations expressed to be assumed by it in the Finance Documents are legal, valid, binding and enforceable and (c) to make the Finance Documents admissible in evidence in the Relevant Jurisdiction have been done, fulfilled and performed subject to any qualifications as to matters of law in force at the date hereof set out in the Legal Opinions.

20.9     CLAIMS PARI PASSU
         Under the laws of the Relevant Jurisdiction in force at the date hereof, the claims of the Finance Parties against it under the Finance Documents will rank at least PARI PASSU with the claims of all its other unsecured and unsubordinated creditors save those whose claims are preferred solely by any bankruptcy, insolvency, liquidation or other similar laws of general application.

20.10    NO FILING OR STAMP TAXES
         Under the laws of the Relevant Jurisdiction in force at the date hereof, it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents save as set out in any of the Legal Opinions.

20.11    NO DEDUCTION OR WITHHOLDING
         Under the laws of the Relevant Jurisdiction in force at the date hereof, it will not be required to make any deduction or withholding from any payment it may make hereunder.

20.12    REPORTS
         The Reports have been prepared after due and careful consideration and the Parent, having made all reasonable enquiries in the circumstances of the Acquisition and the Offers and the negotiation of the Acquisition Documents:

         20.12.1 is not aware of any material inaccuracy as to factual matters relating to the Target Group contained in the Reports;

         20.12.2 does not (as at the date hereof) regard as unreasonable or unattainable any of the forecasts or projections set out in any of the Reports (including the Business Plan) for the financial year of the Group ending 31 December 2003.

         20.12.3 believes (having made all reasonable enquiries) the assumptions upon which the forecasts and projections in relation to the Target Group contained in the Reports (including the Business Plan) for the financial year of the Group ending 31 December 2003 are based to be fair and reasonable;

         20.12.4 is not aware of any facts or matters not stated in the or the Original Financial Statements, the omission of which make any statements contained therein misleading in any material respect; and

         20.12.5 has made available for inspection and review all material facts to all the persons responsible for or involved in preparing the Reports in relation to the Parent and the Target Group (which were known by and/or available to it).

20.13    GROUP STRUCTURE

         20.13.1 The Group Structure Chart delivered to the Facility Agent pursuant to Schedule 3 (CONDITIONS PRECEDENT) is true, complete and accurate.

         20.13.2 All necessary inter-company loans, transfers, share exchanges and other steps if any resulting in the group structure set out in the Group Structure Chart have been taken in accordance with all relevant laws.

20.14    NO WINDING-UP
         None of the events described in Clause 24.6 (INSOLVENCY AND RESCHEDULING) or Clause 24.7 (WINDING-UP) have occurred in relation to any Material Group Entity.

20.15    NO MATERIAL DEFAULTS
         No member of the Group is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

20.16    INFORMATION
         All of the written information supplied by the Parent, any other Obligor or its advisers to the Facility Agent and/or the Banks and/or their advisers in connection with the Finance Documents (including without limitation, the Reports) was true, complete and accurate in all material respects as at the date such information was supplied and is not misleading in any material respect and neither the Parent nor any other Obligor had knowingly failed to disclose to the Arranger or Facility Agent any facts or circumstances the omission of which would render any such information misleading in any material respect as at the date such information was supplied PROVIDED THAT any reference in this Clause 20.16 to "material respect" shall be construed in such that a respect is material if the Facility Agent and/or any of the Banks has, in its sole opinion, acting reasonably, taken such respect (if only amongst others) into account in its decision process as to whether or not to participate in the Facilities.

20.17    INFORMATION MEMORANDUM
         The factual information contained in the Information Memorandum is true, complete and accurate in all material respects, the financial projections contained therein have been prepared on the basis of recent historical information and on the basis of fair and reasonable assumptions and nothing has occurred or been omitted that renders the information contained in the Information Memorandum untrue or misleading in any material respect.

20.18    ENVIRONMENTAL COMPLIANCE
         Each member of the Group has duly performed and observed in all material respects all Environmental Law, Environmental Permits and all other material covenants, conditions, restrictions or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any toxic or hazardous substance in connection with any real property which is or was at any time owned, leased or occupied by any member of the Group or on which any member of the Group has conducted any activity where failure to do so could reasonably be expected to have a Material Adverse Effect.

20.19    ENVIRONMENTAL CLAIMS
         No Environmental Claim has been commenced or is threatened against any member of the Group where such claim would be reasonably likely, if determined against such member of the Group, to have a Material Adverse Effect.

20.20    ENCUMBRANCES AND FINANCIAL INDEBTEDNESS
         Save for Permitted Encumbrances, no Encumbrance exists over all or any of the assets of any member of the Group. Save for Permitted Financial Indebtedness, it has no Financial Indebtedness. The execution of the Finance Documents to which it is a party and the exercise by it of its rights thereunder will not result in the existence or imposition of nor oblige any member of the Group to create any Encumbrance (save for Permitted Encumbrances) in favour of any person over any of its assets.

20.21    OWNERSHIP OF THE OBLIGORS
         Each of the Obligors (other than the Parent and Fin Newco II) is (or will be on and from the Closing Date) a subsidiary of the Parent.

20.22    NO EVENT OF DEFAULT
         No Event of Default or Potential Event of Default has occurred which has not been either remedied to the reasonable satisfaction of the Facility Agent (acting on the instructions of an Instructing Group) or expressly waived in writing.

20.23    CONSENTS AND APPROVALS
         Save for approval of the Acquisition and the Offers by the EU Commission and the relevant competition authority of Poland and only with regard to the representation made on the date hereof, all necessary consents and approvals to the transactions constituted by the Acquisition and the Offers have been obtained and all material consents, licences and other approvals and authorisations reasonably necessary and material for the conduct of the business of the Group as carried on at the date hereof have been, or when required will be obtained, their terms and conditions have been complied with in all material respects and they have not been and, so far as it is aware, will not be revoked or otherwise terminated.

20.24    TAXATION
         Each Material Group Entity has duly and punctually paid and discharged all taxes, assessments and governmental charges imposed upon it or its assets within the time period allowed therefor without imposing tax penalties or creating any Encumbrance with priority to the Banks or the security granted or evidenced by the Security Documents (save to the extent payment thereof is being contested in good faith by the relevant Material Group Entity and where payment thereof can lawfully be withheld and would not result in an Encumbrance with priority to the security created or evidenced by the Security Documents).

20.25    INTELLECTUAL PROPERTY
         It is not aware of any adverse circumstance relating to validity, subsistence or use of any of its Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

20.26    GOOD TITLE TO ASSETS
         Each Material Group Entity has good title to or valid leases of or other appropriate licence, authorisation or consent to use its assets necessary and material to carry on its business as presently conducted.

20.27    ACQUISITION DOCUMENTS AND OFFER DOCUMENTS
         Save for minor or technical amendments, variations or waivers, there has been no amendment, variation or waiver of the terms of the Acquisition Documents or the Offer Documents or any other document or evidence delivered or to be delivered as condition precedent under
         Schedule 3 (CONDITIONS PRECEDENT) save as approved in writing by the Facility Agent (acting on the instructions of an Instructing Group), and it is not aware of any fact or matter which would render the representations given by the Vendors in the Acquisition Agreement untrue or inaccurate in any material respect.

20.28    LEGAL AND BENEFICIAL OWNER
         It is the legal and, where applicable, beneficial owner of all assets subject to any Permitted Encumbrances and to any security granted under the Security Documents to which it is a party and in particular the Parent is the legal and beneficial owner of the Target Company Shares pledged to the Finance Parties.

20.29    ISSUE OF SHARE CAPITAL
         Save to the extent contemplated in the Option Agreement or sub-clause
         23.2.7 (SHARE CAPITAL) or consented to by the Facility Agent (acting on the instructions of an Instructing Group) and save for employee/management incentive schemes existing at the Closing Date on customary terms, there are no agreements in force or corporate resolutions passed which call for the present or further issue or allotment of, or grant to any person the right (whether conditional or otherwise) to call for the issue or allotment of any share or loan capital of the Parent or any member of the Group (including an option or right of pre-emption or conversion).

20.30    PENSIONS
         Adequate provisions are made for any liabilities in relation to pension plans or schemes in respect of employees of members of the Group.

20.31    NO SUBSTANTIAL TRADING
         Prior to the Merger, the Parent is and will remain a group management and holding company and, save as contemplated by or otherwise in connection with this Agreement, the other Finance Documents, the Junior Documents, the Liquidity Facility Agreement, the Shareholder Loans, the Junior On-Loan, the Junior Take-Out, the PIK Loan Restructuring, the Shareholder Loan Restructuring, the Liquidity On-Loan, the Acquisition Documents, the Offer Documents, the Senior Notes Loan Agreement, the PIK Loan Agreement, the PIK On-Loan, any other shareholder loan and any further purchase of Target Company Shares on the stock exchange and the transactions contemplated hereby and thereby, the Parent has not traded or undertaken any commercial activities of any kind and has no liabilities or obligations (actual or contingent).

20.32    FIN NEWCO II
         Save as contemplated by or otherwise in connection with this Agreement, the other Finance Documents, the Junior Documents, the Junior On-Loan, the PIK On-Loan and the transactions contemplated hereby and thereby, Fin Newco II has not traded or undertaken any commercial activities of any kind and has no liabilities or obligations (actual or contingent).

20.33    NO PURCHASE OF MARGIN STOCK
         Neither the Parent nor any other member of the Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock or "margin security" (within the meaning of Regulations G and U of the Board of Governors of the Federal Reserve System of the United States of America).

20.34    ERISA PLANS
         20.34.1 The ERISA Plans are in substantial compliance with ERISA, no ERISA Plan or Multi-employer Plan is insolvent or in reorganisation, no ERISA Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code, neither the Parent nor any other member of the Group, nor an ERISA Affiliate has incurred any material liability (including any material contingent liability) to or on account of a Plan or a Multi-employer Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA, no
                   proceedings have been instituted to terminate any ERISA Plan or, to the best knowledge of the Parent, a Multi-employer Plan, and no condition exists which presents a material risk to the Parent or any other member of the Group of incurring a liability to or on account of an ERISA Plan or, to the best knowledge of the Parent, a Multi-employer Plan pursuant to any of the foregoing Sections of ERISA, where in any such case, it could reasonably be expected to have a Material Adverse Effect.

         20.34.2 No Reportable Event has occurred during the immediate preceding five-year period with respect to any ERISA Plan of any of the Obligors which could reasonably be expected to have a Material Adverse Effect, and each ERISA Plan has complied and has been administered in all material respects, in accordance with applicable provisions of ERISA and the Code, where a failure to do so could reasonably be expected to have a Material Adverse Effect.

20.35    NO INVESTMENT COMPANY
         No member of the Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 of the United States of America or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 of the United States of America.

20.36    NO REQUIREMENT TO INVESTMENT UNDER ENVIRONMENTAL LAWS
         No member of the Group is required by an Environmental Law to make any investment or expenditure or to take or desist from taking any action which would be (or, as the case may be, the non-fulfilment of which would be) reasonably likely to have a Material Adverse Effect and in particular, but without limitation, no present or past property currently or formerly owned, occupied, leased or operated by any member of the Group in the United States of America is listed or proposed for listing on the National Priorities List pursuant to CERCLA or on the Comprehensive Environmental Response Compensation Liability Information Systems List or any similar state list or sites requiring remedial action save where this is not reasonably likely to create a liability for the Agent, the Banks or any of them.

20.37    REPETITION OF REPRESENTATIONS
         The Repeated Representations shall be repeated by the relevant Obligor by reference to the facts and circumstances then existing (a) on the date each Notice of Drawdown is given; (b) by delivery by the Parent of a certificate to such effect on the first day of each Interest Period;
         (c) on each date on which an Advance is or is to be made (or any Advance is rolled over) or a Bank Guarantee is or is to be made; (d) on each date on which a company becomes (or it is proposed that a company becomes) an Additional Obligor; (e) at the end of each Financial Quarter of the Group and (f) on the Syndication Date and Clauses 20.12 (REPORTS), 20.13 (GROUP STRUCTURE) and 20.17 (INFORMATION MEMORANDUM) shall be repeated on the Syndication Date PROVIDED THAT Clause 20.12 (REPORTS) shall on the Syndication Date be repeated in respect of the Reports updated in accordance with Clause 23.1.25 (UPDATE OF REPORTS).

21.      FINANCIAL INFORMATION

21.1     ANNUAL STATEMENTS
         Each Obligor shall as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Facility Agent in sufficient copies for the Banks its financial statements (and, in the case of the Parent, the consolidated financial statements of the Group) for such financial year, audited by




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         an internationally recognised firm of independent auditors licensed to practise in its Relevant Jurisdiction, and the related auditor's reports.

21.2     QUARTERLY STATEMENTS

         21.2.1 Each Obligor shall as soon as the same become available, but in any event within 60 days after the end of each financial quarter of each of its financial years, deliver to the Facility Agent in sufficient copies for the Banks its financial statements and, in the case of the Parent, the consolidated financial statements of the Group for such period.

         21.2.2 Such quarterly statements shall be in a format as attached in Annex A to this Agreement or any other format as agreed by the Facility Agent and shall include a balance sheet, profit and loss account and cash flow statement and in respect of each financial quarter commencing with the first financial quarter ending after the Closing Date, a comparison with the performance in the corresponding period of the previous year.

21.3     MONTHLY MANAGEMENT STATEMENTS
         Each Borrower shall as soon as the same become available, but in any event within 45 days after the end of each month, deliver to the Facility Agent in sufficient copies for the Banks its financial statements and, in the case of the Parent, the consolidated financial statements of the Group for such period. Such monthly accounts shall be on a month-to-month and cumulative basis and in a format as attached in Annex B to this Agreement or any other format as agreed by the Facility Agent and shall provide a management commentary thereon as to, INTER ALIA, the Group's performance during such month, any material developments or proposals affecting the Group or its business, together with a comparison of actual performance by the Group with the performance projected by the Budget for such period and with the performance in the corresponding calendar month of the previous financial year.

21.4     REQUIREMENTS AS TO FINANCIAL STATEMENTS
         Each Obligor shall ensure that each set of financial statements delivered by it pursuant to this Clause 21 is certified by an Authorised Signatory of such Obligor as giving a true and fair view of (in the case of audited financial statements) or fairly presents (in the case of unaudited financial statements) its financial condition (or the consolidated financial condition of the Group, as the case may be) as at the end of the period to which those financial statements relate and of the results of its (or, as the case may be, the Group's) operations during such period.

21.5     COMPLIANCE CERTIFICATES
         The Parent shall ensure that each set of financial statements delivered by it pursuant to Clause 21.1 (ANNUAL STATEMENTS) and Clause 21.2 (QUARTERLY STATEMENTS) is accompanied by a Compliance Certificate signed by its or as the case may be Fin Newco II's auditors (in the case of a Compliance Certificate delivered with its annual audited financial statements) and by two directors on behalf of the Parent or as the case may be Fin Newco II (in the case of a Compliance Certificate delivered with its annual and its quarterly financial statements). The Parent shall procure that each Compliance

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         Certificate sets out and certifies, INTER ALIA, the financial condition of the Group and in the case of a Compliance Certificate accompanying annual audited financial statements delivered in accordance with Clause
         21.1 (ANNUAL STATEMENTS), also the amount of Excess Cash Flow.

21.6     BUDGET
         The Parent shall as soon as the same becomes available, and in any event not later than 45 days after the end of each financial year, deliver to the Facility Agent in sufficient copies for the Banks an annual Budget (in a form and as otherwise agreed with the Facility Agent) prepared by reference to each Financial Quarter of the next succeeding financial year of the Group including:

         21.6.1 projected annual profit and loss accounts (including projected turnover and operating costs) for and projected balance sheets and cash flow statements on a quarterly basis for such financial year on a consolidated basis for the Group;

         21.6.2 projected capital expenditure to be incurred on an annual basis for such financial year on a consolidated basis for the Group;

         21.6.3 projected Consolidated Adjusted EBITDA as at the end of each Financial Quarter in such financial year;

         21.6.4 a qualitative analysis and commentary from the management on its proposed activities for such financial year; and

         21.6.5 a three year outline forecast, comprising a profit and loss account, balance sheet and cash flow statement.

         The Parent shall forthwith provide the Facility Agent with details of any material changes in the projections delivered under this Clause
         21.6 as soon as it becomes aware of any such change.

21.7     OTHER FINANCIAL INFORMATION
         Each Obligor shall from time to time on the request of the Facility Agent, furnish the Facility Agent with such information about the business, condition (financial or otherwise), operations, performance, properties or prospects of the Group (or any member thereof) as a Bank (acting through the Facility Agent) may reasonably require, in particular all information and documents as may be required under Sections 13, 13(a) and 18 of the German Banking Act (GESETZ UBER DAS KREDITWESEN) or under any similar law applicable in any other jurisdiction.

21.8     ACCOUNTING POLICIES
         Each Obligor shall ensure that each set of financial statements delivered pursuant to this Clause 21 is prepared using accounting policies, practices, procedures and reference period consistent with those applied in the preparation of the Original Financial Statements. If, in relation to any such set of financial statements, the relevant Obligor notifies the Facility Agent that there have been one or more changes in any such accounting policies, practices, procedures or reference period:

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         21.8.1   the auditors of such Obligor shall provide (a) a description of the changes and the adjustments which would be required to be made to those financial statements in order to cause them to use the accounting policies, practices, procedures and reference period upon which the Original Financial Statements were prepared and (b) sufficient information, in such detail and format as may be reasonably required by the Facility Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those financial statements and the Original Financial Statements, and any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

         21.8.2 the Facility Agent and the Parent shall (in consultation with the auditors of the Parent), at the Facility Agent's or the Parent's request, negotiate in good faith with a view to agreeing such amendments to the financial covenants in
                  Schedule 5 (FINANCIAL CONDITION) and/or the definitions used therein as may be necessary to grant to the Banks protection comparable to that granted on the date hereof, and any amendments as agreed will have effect on the date agreed between the Facility Agent (acting on the instructions of an Instructing Group) and the Parent and if no such agreement is reached within 30 days of the Facility Agent's request, the Facility Agent shall (if so requested by an Instructing Group) instruct (1) the auditors of the Parent or (2) independent accountants (approved by the Parent or, in the absence of such approval within 5 days of request by the Facility Agent therefor, a firm with recognised expertise) to determine any amendment to Schedule 5 (FINANCIAL CONDITION) which those auditors or, as the case may be, accountants (acting as experts and not arbitrators) consider appropriate to grant to the Banks protection comparable to that granted on the date hereof, which amendments shall take effect when so determined by those auditors, or as the case may be, accountants. Where auditors or independent accountants are appointed hereunder, the reasonable cost and expenses of those auditors shall be for the account of the Parent.

21.9     AUDITOR'S LETTER
         The Parent and/or Fin Newco II shall at the request of the Facility Agent require and authorise the relevant Auditors to discuss with the Facility Agent the information and other matters related to or arising out of the annual audit of the Group or Fin Newco II by the Auditors.

22.      FINANCIAL CONDITION

22.1     FINANCIAL CONDITION
         The Parent shall ensure that the financial condition of the Group shall adhere to the provisions as set out in Schedule 5 (FINANCIAL CONDITION).

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23.      COVENANTS

23.1     POSITIVE COVENANTS
         Each of the Obligors shall, and the Parent shall procure that each member of the Group shall, comply with the following:

         23.1.1 MAINTENANCE OF LEGAL VALIDITY AND LEGAL STATUS: Do all such things as are necessary to maintain its existence as a legal person and obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences, consents and exemptions required in or by the laws of the Relevant Jurisdiction to enable it lawfully to enter into and perform its obligations under the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in the Relevant Jurisdiction of the Finance Documents and, on request of the Facility Agent, supply copies (certified by a director of the relevant member of the Group as true, complete and up to date) of any such authorisations, approvals, licences, consents and exemptions.

         23.1.2 INSURANCE: Effect and maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for prudent companies carrying on a business such as that carried on by such member of the Group (including, but not limited to, loss of earnings, business interruption, directors and officers liability cover). The Parent shall (if so requested in writing) supply the Facility Agent with copies of all such insurance policies or certificates of insurance in respect thereof or (in the absence of the same) such other evidence of the existence of such policies and shall, in any event, notify the Facility Agent of any material changes to its insurance cover made from time to time.

         23.1.3 ENVIRONMENTAL COMPLIANCE: Comply in all material respects with all Environmental Law and obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under the same, breach of which (or failure to obtain, maintain or take which) could reasonably be expected to have a Material Adverse Effect.

         23.1.4 ENVIRONMENTAL CLAIMS: Inform the Facility Agent in writing as soon as reasonably practicable upon becoming aware of the same if any Environmental Claim has been commenced or is threatened against it or any member of the Group in any case where such claim could be reasonably likely, if determined against it or such member of the Group, to have a Material Adverse Effect or of any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against it or any member of the Group in any case where such claim could be reasonably likely, if determined against it or such member of the Group, to have a Material Adverse Effect.

         23.1.5 NOTIFICATION OF EVENTS OF DEFAULT: Promptly inform the Facility Agent of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Facility Agent, confirm to the Facility Agent that, save as previously notified to the Facility Agent or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

         23.1.6 CLAIMS PARI PASSU: Ensure that at all times the claims of the Finance Parties against it under the Finance Documents rank at least PARI PASSU with the claims of all its other unsecured and unsubordinated creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

         23.1.7 CONSENTS AND APPROVALS: Comply with all applicable laws, rules, regulations and orders and obtain and maintain all governmental and regulatory consents and approvals the failure to comply with which could be reasonably likely to have a Material Adverse Effect.

         23.1.8 CONDUCT OF BUSINESS: In respect of each Material Group Entity, ensure that it has the right and is duly qualified to conduct its business as it is conducted from time to time in all applicable jurisdictions and does all things necessary to obtain, preserve and keep in full force and effect all rights including, without limitation, all franchises, contracts, licences, consents and other rights which are necessary and material for the conduct of its business.

         23.1.9 TAX: In respect of each Material Group Entity, duly and punctually pay and discharge (a) all taxes, assessments and governmental charges imposed upon it or its assets within the time period allowed therefor without imposing penalties and without resulting in an Encumbrance with priority to any Bank or any security purported to be granted by or created pursuant to the Security Documents (save to the extent payment thereof is being contested in good faith by it or the relevant member of the Group and where payment thereof can lawfully be withheld and would not result in an Encumbrance with priority to the security created or evidenced by the Security Documents) and (b) all lawful claims relating to (a) above which, if unpaid, would by law become Encumbrances upon its assets.

         23.1.10 PRESERVATION OF ASSETS: In respect of each Material Group Entity, maintain and preserve all of its assets that are necessary and material in the conduct of its business as conducted at the date hereof in good working order and condition, ordinary wear and tear excepted.

         23.1.11 SECURITY PRESERVATION: At its own expense, take all such action as the Facility Agent or the Security Agent may reasonably require for the purpose of perfecting or protecting the Facility Agent's or Security Agent's rights under and preserving the security interests intended to be created by any of the Finance Documents and following the making of any declaration pursuant to Clause 24.22 (ACCELERATION AND CANCELLATION) or Clause 24.23 (ADVANCES DUE

                   ON DEMAND) for facilitating the realisation of any such security or any part thereof.

         23.1.12 ADDITIONAL SECURITY: To the extent legally permissible, (i) As soon as possible but in any event within six months of the Closing Date promptly create or procure the creation of security over the shares or interests in each Material Group Entity and (ii) as soon as possible but in any event within six months of the Closing Date promptly procure that each Material Group Entity becomes a Guarantor hereunder in accordance with Clause 37 (ADDITIONAL GUARANTORS) and that each member of the Group which has become a Material Group Entity becomes as soon as legally possible a Guarantor hereunder in accordance with Clause 37 (ADDITIONAL GUARANTORS) and (iii) as soon as possible but in any event within one month from the Merger promptly procure that any existing security granted by any member of the Group incorporated in Finland is re-executed subject to an extension of the obligations thereby secured and that any member of the Group incorporated in Finland grants additional security over its material assets. To the extent legally permissible and as required by the Facility Agent (acting on the instructions of an Instructing Group) from time to time, promptly create or procure the creation of security over its material assets, over the shares or interests in each member of the Group and over the material assets of each member of the Group, in favour of the Finance Parties and in a form satisfactory to the Facility Agent (acting on the instructions of an Instructing Group) to secure all or any of the obligations of the Obligors under the Finance Documents.

         23.1.13 DIVIDEND PAYMENTS: As soon as possible after the date of the Fourth Amendment Agreement but in any event by the date which falls one year after the date of the Fourth Amendment Agreement procure that each Approved Additional Borrower (i) becomes an Additional Borrower hereunder in accordance with Clause 36 (ADDITIONAL BORROWERS), (ii) declares a dividend in the maximum amount legally permissible and (iii) draws a Push-Down Advance in the amount required to fund the dividend payments referred to in (ii) above.

         23.1.14 LITIGATION: Advise the Facility Agent forthwith of the details of each litigation, arbitration or administrative proceeding pending or threatened against any member of the Group which is likely to result in a liability of such member of the Group in an aggregate amount in excess of EUR 2,000,000 (or its equivalent).

         23.1.15 ACCESS: While an Event of Default or Potential Event of Default is continuing and is not remedied or waived, ensure that any one or more representatives, agents and advisers of the Facility Agent and/or any of the Banks will be allowed to have access to the assets, books and records of each member of the Group and to inspect the same during normal business hours.

         23.1.16 VENDOR WARRANTIES: Immediately inform the Facility Agent upon any material claims for breach of contract or warranty by, or misrepresentation by,

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                   or indemnity or other claim against the Vendors or any
                   affiliate thereof or any of their respective employees, officers or advisers or any other party under or in connection with any Acquisition Documents and diligently pursue all such material claims unless the board of directors of the relevant member of the Group has reasonably resolved after due consideration that any such action would not be in the best interests of that member of the Group and the Facility Agent, acting reasonably and on the instructions of an Instructing Group has consented in writing to such claim not being made.

         23.1.17 PENSIONS: Ensure that adequate provisions are made for liabilities relating to pension schemes in respect of employees of members of the Group in accordance with applicable law and/or accounting principles.

         23.1.18 SYNDICATION: Each Obligor shall provide reasonable assistance to the Arranger in the preparation of the Information Memorandum and the syndication of the Facilities (including, without limitation, by taking all reasonable steps to make management available for the purpose of making presentations to, or meeting, potential lending institutions) and will comply with all reasonable requests for information from potential syndicate members prior to the Syndication Date as set out in more detail in the Syndication Letter.

         23.1.19 HEDGING: Each Obligor approved by the Facility Agent shall, within one hundred and fifty (150) days of the Closing Date or within one hundred and fifty (150) days after its succession to this Agreement (as applicable), enter into hedging arrangements satisfactory to the Facility Agent (acting on the instruction of an Instructing Group) with the Arranger, a Bank or Banks or any other bank or financial institution offering competitive arrangement in order to cap its total interest cost in respect of at least 50 per cent of the Term Outstandings exceeding in aggregate EUR 100,000,000 for a minimum period acceptable to the Facility Agent (acting on the instruction of an Instructing Group) being not less than 3 years as set out in more detail in the Hedging Strategy Letter.

         23.1.20 MATERIAL ADVERSE EFFECT: Promptly inform the Facility Agent of any material adverse effect on the business, operations or financial condition of itself or the Group taken as a whole.

         23.1.21 INTELLECTUAL PROPERTY: Do all acts as are reasonably practicable to maintain, protect and safeguard the Intellectual Property necessary for the business of any Material Group Entity and not terminate or discontinue the use of any such Intellectual Property by way of sale of such Intellectual Property and observe and comply with all material obligations and laws to which it in its capacity as registered proprietor, beneficial owner, user, licensor or licensee of the Intellectual Property or any part thereof is subject.

                   Each Obligor shall not, and shall, to the extent legally possible, ensure that each Group member shall not:

                  (a) use or allow to be used, or take any step or omit to take any step in respect of any of the Intellectual Property, in any way which could reasonably be expected to materially and adversely affect the existence or value thereof or imperil the right of any Group member to use any such property; and

                  (b) without the prior written consent of the Facility Agent (acting on the instructions of an Instructing Group), (by way of sale) dispose of or transfer any contract or licence in respect of Intellectual Property other than in the ordinary course of its business.

         23.1.22 MERGER: Procure that as soon as possible but in any event Within nine months of the date on which the Parent is holding more than 90% of the shares in the Target Company the Merger occurs.

         23.1.23 LIQUIDITY FACILITY AGREEMENT: The parties hereto agree to enter into the Liquidity Facility Agreement within one month hereof, and further agree that the Liquidity Facility Agreement be on the terms as set out in the term sheet agreed between the parties, as modified by an exclusivity letter from the Arranger to BC Partners and otherwise on the terms of this Agreement.

         23.1.24 COMPETITION AUTHORITY APPROVAL: The Parent shall as soon as possible but in any event by Monday 30 April 2001 apply for (or procure application for) the approval of the European Commission, the relevant competition authority of Poland and, if required, the competition authorities of the United States with regard to the Acquisition and, if required, the Offers.

         23.1.25 UPDATE OF REPORTS/UPSTREAMING REPORTS: As soon as possible but in any event prior to 30 September 2001 the Parent shall deliver or procure the delivery of (i) each of the Reports (other than the Business Plan) in an updated form and substance (each addressed to or together with a reliance letter in favour of the Facility Agent for itself and the Banks, from time to time, each such Report in form and substance satisfactory to the Facility Agent) and (ii) an update of the evidence to be delivered under Schedule 3 G4. such update to cover also specifically each Material Group Entity in each relevant jurisdiction.

         23.1.26 SHAREHOLDERS AGREEMENT: Within two weeks of it being executed deliver to the Facility Agent the Shareholders Agreement, in sufficient copies for the Banks.

         23.1.27 PLEDGE OVER PARENT SHARES: Prior to the Merger Dutch Newco shall effect a pledge over the shares in the Parent for the benefit of the Finance Parties, the Junior Finance Parties and the Liquidity Lender ranking ahead of equivalent security granted in favour of the Trustee. Prior to the voluntary liquidation of Dutch Newco, Lux Newco II shall (i) either effect a pledge over the shares in the Parent for the benefit of the Finance Parties and the Junior Finance Parties ranking ahead of equivalent security granted in favour of the Trustee or shall (ii) confirm its recognition of the pledge executed by Dutch Newco.



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23.2     NEGATIVE COVENANTS
         None of the Obligors shall and the Parent shall procure that no member of the Group shall do (by action or omission) the following:

         23.2.1 NEGATIVE PLEDGE: Create or permit to subsist any Encumbrance over all or any of its assets other than a Permitted Encumbrance. Create any restriction or prohibition on Encumbrances over all or any of its assets.

         23.2.2 LOANS AND GUARANTEES: Make or permit to subsist any loans by it, grant or permit to subsist any credit or other financial accommodation (save in the ordinary course of trade) or give or permit to subsist or have outstanding any guarantee or indemnity (except as required by the Finance Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person SAVE FOR:

                  (a) trade credit, guarantees or indemnities granted in the ordinary course of trading and upon terms usual for such trade; or

                  (b)   Permitted Transactions.

         23.2.3 FINANCIAL INDEBTEDNESS: Incur, create or permit to subsist or have outstanding any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or permit to subsist any Financial Indebtedness other than, in either case, Permitted Financial Indebtedness.

         23.2.4 DISPOSALS: Save as with regard to the Parent and Fin Newco II as contemplated in and in accordance with Clause 36.3 (APPROVED SUBSTITUTE BORROWER) and Clause 37.3 (APPROVED SUBSTITUTE GUARANTOR) dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its assets or its business or undertakings other than by way of a Permitted Disposal.

         23.2.5 MERGERS: Merge or consolidate with any other person, enter into any demerger transaction or participate in any other type of corporate reconstruction (save for (i) the Merger, PROVIDED THAT it has either been evidenced to the Facility Agent and the Banks by a clean legal opinion to such extent that the pledge over the Target Shares survives the Merger or there has been put in place new like security over the shares in the merged entity and (ii) a merger from a wholly owned subsidiary of the Parent with or into another wholly owned subsidiary of the Parent, provided that such merger would not prejudice the security interest of the Facility Agent in any of such subsidiaries in any respect).

         23.2.6 ACQUISITIONS: Other than the Acquisition, acquisitions of Target Company Shares or where permitted by Clause 23.2.7 (SHARE CAPITAL) (i) purchase, subscribe for or otherwise acquire any shares (or other securities or any interest therein) in, or incorporate, any other company or agree to do any of the foregoing or (ii) purchase or otherwise acquire any assets (other than in the ordinary course of business) or (without limitation to any of the foregoing) acquire any business or interest therein or agree to do so or
                  (iii) form, or enter into, any partnership, consortium, joint venture or other like arrangement or agree to do so or (iv) purchase, subscribe for or otherwise acquire any gilts, notes, bonds, commercial paper, certificates of deposit or other debt securities or any interest therein, SAVE WHERE in relation to any Obligor (other than the Parent and Fin Newco II) the aggregate net consideration paid in respect of such shares, assets, business or interest does not exceed (i) EUR 1,000,000 (or its equivalent) in respect of any single acquisition, or
                  (ii) EUR 3,000,000 (or its equivalent) in any twelve months period (in each case including the amount of any borrowings of the acquired target remaining outstanding after the acquisition) and PROVIDED THAT in each case the relevant Obligor has, in the reasonable view of the Facility Agent (acting on the instructions of any Instructing Group) undertaken appropriate due diligence in connection with such acquisitions.

         23.2.7 SHARE CAPITAL: Save in accordance with the terms of the Warrants, issue or redeem or repurchase, purchase, defease or retire any shares or partnership interest or grant any person the right (whether conditional or unconditional) to call for the issue or allotment of any partnership interest share or loan capital of the Parent, Fin Newco II or any member of the Group (including an option or right of pre-emption or conversion) or any other equity investments, howsoever called or alter any rights attaching to its issued shares (including ordinary and preference shares) SAVE FOR:

                  (a) any issue of shares or share capital by an Obligor to another wholly-owned member of the Group;

                  (b) the redemption, repurchase, defeasance or retirement by or purchase by a member of the Group of shares or share capital owned by an Obligor;

                  (c)      the purchase by the Parent of Target Company Shares;

                  (d) any such actions required pursuant to the Junior Documents and permitted under the Intercreditor Agreement; and

                  (e) any repayment of capital reserves or similar by the Approved Additional Borrowers in connection with the accession of the Approved Additional Borrowers to this Agreement and the Push-Down Advances.

         23.2.8 DIVIDENDS AND DISTRIBUTIONS: Pay, make or declare any dividend or other distribution or payment whatsoever (whether directly or indirectly and whether by way of reduction of share capital, retirement of shares or otherwise) to any of its affiliates or shareholders SAVE to the extent entered into pursuant to or in accordance with Permitted Transactions and as expressly permitted under Clause 23.2.11 (FEES).

         23.2.9 AMENDMENTS: Amend, vary, supplement or terminate any of the Acquisition Documents, the Offer Documents or any other document delivered to the



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                  Facility Agent pursuant to Clauses 2.3 (CONDITIONS PRECEDENT)
                  or 36.2 (BORROWER CONDITIONS PRECEDENT), Clause 36.3 (APPROVED SUBSTITUTE BORROWER), 37.2 (GUARANTOR CONDITIONS PRECEDENT) or
                  37.3 (APPROVED SUBSTITUTE GUARANTOR) or waive any right thereunder which, in any such case, might reasonably be expected materially and adversely to affect the interests of the Banks.

         23.2.10 CHANGE OF BUSINESS: Make any material changes to the general nature of the business of the Group as carried on at the date hereof, or carry on any other business which results in any material change to the nature of such business.

         23.2.11 FEES: Other than as required or permitted hereunder, pay any fees or commissions or make any distribution to any person other than (a) the Acquisition Costs and (b) any fees payable on arm's length terms to third parties who have rendered service or advice to such member of the Group required by such member of the Group in the ordinary course of business and (c) the Senior Notes Costs.

         23.2.12   ARM'S LENGTH BASIS: Other than in accordance with Clause
                   23.2.11 (FEES), enter into any arrangement or contract with any of its affiliates or any other member of the Group SAVE WHERE both parties to the arrangement are Obligors or, in any other case, (a) such arrangement or contract is entered into on an arm's length basis and is fair and equitable to such member of the Group and (b) if so requested by the Facility Agent the benefit of such arrangement is charged as security for amounts owing hereunder (to the extent legally possible) and (c) if so requested by the Facility Agent, claims in respect of such arrangements are subordinated to the claims of the Finance Parties under the Finance Documents (to the extent legally possible); for the purposes of this sub-clause
                   23.2.12 "AFFILIATE" of the specified person shall mean any other person directly or indirectly controlling or controlled by or under common control with such specified person or which is a director, officer or partner (limited or general) of such specified person; for the purposes of this definition "control", when used with respect of any specified person, means the possession, direct or indirect, of the power to vote five per cent. or more of the securities, partnership interests, shares or similar instruments having ordinary voting power for the election of directors or the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         23.2.13 TREASURY TRANSACTIONS: Enter into any Treasury Transaction which is not a Permitted Treasury Transaction.

         23.2.14 ACCOUNTING REFERENCE DATE: Without the prior written consent of the Facility Agent (acting on instructions of an Instructing Group) change its accounting reference date or the date of its financial year end.



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         23.2.15   PARENT: Prior to the Merger, the Parent shall not carry on any significant business other than as the group management and holding company of the Group and shall not own any significant assets other than shareholdings in its subsidiaries and intra Group credit balances and credit balances in bank accounts.

         23.2.16 FIN NEWCO II: Save as contemplated by or otherwise in connection with this Agreement, the other Finance Documents, the Junior Documents, the Junior On-Loan, the PIK On-Loan and the transactions contemplated hereby and thereby, Fin Newco II shall not trade or undertake any commercial action, shall not own any assets or incur or have any obligations or liabilities (actual or contingent).

23.3     ACQUISITION OF TARGET COMPANY

         23.3.1 The Parent shall and shall ensure that each other Obligor shall:

                   (a) deliver to the Facility Agent, with sufficient copies for the Banks, the Offer Documents and without undue delay upon availability thereof, any court's or other relevant authority's valuation report in relation to the Target Company and a copy of the minutes of the shareholder meeting approving the Merger, and any document evidencing the Merger in relation thereto;

                   (b) provide the Facility Agent with evidence satisfactory to the Facility Agent that any requested drawdown for the purpose of payments pursuant to the Acquisition or the Offers shall partially fund, save as otherwise consented to by the Banks, a maximum share price per share in the Target Company of up to EUR 14.60;

                   (c) in relation to the Acquisition and the Offers, comply in all material respects with all relevant laws and regulations, including the Finnish Securities Market Act and Guideline No 204.1 of the Finnish Financial Supervision Authority and all requirements of relevant regulatory authorities;

                   (d) subject to the Acquisition Documents and the Offer Documents, at the request of the Facility Agent, provide the Facility Agent with any material information in the possession of the Group relating to the Acquisition or the Offers as the Facility Agent may reasonably request;

                   (e) use reasonable endeavours to ensure that no publicity material, press releases or other public documents in relation to the Acquisition or the Offers (other than those required by law or regulation) are published or released by or on behalf of it, or its advisers which refer to any of the Facility Agent, the Arranger, the Security Agent or the Banks, this Agreement or the Facilities unless such reference and the context in which



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                        it appears have previously been approved by the Facility
                        Agent and the Arranger (such approval not to be unreasonably withheld or delayed); and

                   (f) not withhold its consent to any reasonable request by the Arranger to publicise the Facilities and the involvement of the Arranger, the Facility Agent, the Security Agent and the Banks therein and the transactions contemplated thereby after the Closing Date.

         23.3.2 The Parent is not aware of any event, fact or circumstance which would constitute a material breach of warranty or misrepresentation or material breach of contract or other material claim against any Vendor if all references in the Acquisition Documents to "so far as any Vendor is aware" or similar were deleted.

23.4     FIN NEWCO II AND THE GROUP
         Each Obligor and the Parent undertake for themselves and to procure, in relation to any member of the Group which is a subsidiary of theirs, that without prejudice to any other restriction contained in any of the Finance Documents:

         23.4.1 no account of Fin Newco II shall be included in any arrangement whereby credit or debit balances on accounts of one or more members of the Group may be netted against debit or credit balances on accounts in the name of other members of the Group;

         23.4.2 no property shall be sold, leased, transferred or otherwise disposed of (whether or not for adequate consideration) by any member of the Group to Fin Newco II;

         23.4.3  (a)       no payment of principal of or interest, charges, fees
                           or other amounts on any loan or other financial accommodation made by Fin Newco II to any member of the Group shall be made other than payments necessary to fund payments by Fin Newco II under the Junior
                           Documents, the PIK On-Loan, the PIK Loan
                           Restructuring, any payments funded by the Junior
                           Take-Out and any payments agreed to in writing by an Instructing Group in each case to the extent permitted under the Intercreditor Agreement and/or the Subordination Agreement;

                  (b) no loan or other financial accommodation shall be provided by any member of the Group to Fin Newco II; and

                  (c) no other transfer of monies or the right thereto shall be made by any member of the Group to Fin Newco II;

         23.4.4 no guarantee, indemnity or other support shall be given by any member of the Group, and no participation, funding, take-out or like arrangement shall be entered into by any member of the Group in relation to any obligation of Fin Newco II save under the Junior Documents, the PIK On-Loan, the Junior Take-Out and the PIK Loan Restructuring.



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24.      EVENTS OF DEFAULT

         Each of Clause 24.1 (FAILURE TO PAY) to Clause 24.21 (MATERIAL ADVERSE CHANGE) describes circumstances which constitute an Event of Default for the purposes of this Agreement.

24.1     FAILURE TO PAY
         Any sum due from any Obligor under the Finance Documents is not paid at the time, in the currency and in the manner specified herein unless such failure to pay is solely caused by technical difficulties with the banking system in relation to the transmission of funds and payment is made within five Business Days of the due date.

24.2     MISREPRESENTATION
         Any representation or statement made or deemed to be made by an Obligor in any Finance Document or in any notice or other document, certificate or statement delivered by it pursuant thereto or in connection therewith is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

24.3     FINANCIAL CONDITION
         At any time any of the requirements of Clause 22.1 (FINANCIAL CONDITION) is not satisfied.

24.4     OTHER OBLIGATIONS
         An Obligor fails duly to perform or comply with any other obligation expressed to be assumed by it in the Finance Documents (including the application of the proceeds of any drawdown for the relevant purposes set out in Clause 2.2 (PURPOSE AND APPLICATION)) and such failure, if capable of remedy, is not remedied within ten Business Days.

24.5     CROSS DEFAULT
         Any Financial Indebtedness of any member of the Group is not paid when due (or within any grace period originally provided), any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group or any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable or to cancel any commitment for Financial Indebtedness prior to its specified maturity, PROVIDED THAT it shall not constitute an Event of Default if the aggregate amount (or its equivalent in euro) of all such Financial Indebtedness of the Group is less than EUR 2,000,000 and FURTHER PROVIDED THAT it shall not constitute an Event of Default if this Clause 24.5 is triggered solely by the operation of a change of control clause (incorporated in a financing agreement in existence at the Closing Date) itself triggered solely by the closing of the Acquisition, where any Financial Indebtedness becoming payable is paid immediately.



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24.6     INSOLVENCY AND RESCHEDULING
         Any Material Group Entity is unable to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors or any Material Group Entity files for insolvency or is required by law to file for insolvency or the competent court institutes insolvency proceedings against any Material Group Entity or any event occurs with respect to any Material Group Entity which, under the laws of any jurisdiction to which it is subject or in which it has assets, has a similar or analogous effect.

24.7     WINDING-UP
         Any Material Group Entity takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or reorganisation (other than pursuant to a solvent reorganisation previously approved in writing by the Facility Agent (acting on instructions of an Instructing Group)) or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of any part or all of its revenues and assets (or any event occurs or proceedings are taken with respect to any Material Group Entity which, under the laws of any jurisdiction has a similar or analogous effect to any of the foregoing in this Clause 24.7).

24.8     EXECUTION OR DISTRESS
         Any execution or distress is levied against, or any encumbrancer take possession of, the whole or any part of, the property, undertaking or assets of any Material Group Entity or any event occurs which under the laws of any jurisdiction has a similar or analogous effect in respect of indebtedness exceeding EUR 250,000 (or its equivalent) in aggregate at any time and which, in any case, is not stayed or discharged within fourteen days after such levy, taking of possession or effect and during such fourteen day period is contested in good faith by appropriate means diligently pursued.

24.9     FAILURE TO COMPLY WITH FINAL JUDGEMENT
         Any Material Group Entity fails to comply with or pay any sum due from it under any final judgement or any final order made or given by any court of competent jurisdiction.

24.10    GOVERNMENTAL INTERVENTION
         By or under the authority of any government, (a) the management of any Material Group Entity is wholly or partially displaced or the authority of any Material Group Entity in the conduct of its business is wholly or partially curtailed or (b) all or a majority of the issued shares of any Material Group Entity or the whole or any material part of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired.

24.11    OWNERSHIP OF THE OBLIGORS
         After the Closing Date, any Obligor (other than the Parent and Fin Newco II) ceases to be a subsidiary of the Parent, except pursuant to a disposal permitted hereunder.



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

24.12    THE GROUP'S BUSINESS
         Any Material Group Entity ceases to carry on the business it carries on at the date hereof or enters into any unrelated business.

24.13    REPUDIATION
         Any Finance Document or the security intended to be constituted by or the subordination effected under any of the Finance Documents, the Acquisition Agreement or the Offer Documents is repudiated by any person (other than a Finance Party) or any Finance Document, the Acquisition Agreement or the Offer Documents is not or ceases to be in full force and effect or the validity or applicability thereof to any sums due or to become due thereunder is disaffirmed by or on behalf of any Obligor.

24.14    ILLEGALITY
         At any time any Obligor no longer has the legal power to perform its obligations under the Finance Documents to which it is a party or to own its material assets or to carry on its business in materially the same fashion as before or at any time it is or becomes unlawful for an Obligor to perform or comply with any or all of its obligations under any Finance Document to which it is a party or any of the obligations of an Obligor thereunder are not or cease to be legal, valid, binding and enforceable.

24.15    AUDITOR'S QUALIFICATION
         The auditors of the Parent or any other Obligor qualify their annual audit report to the consolidated accounts of the Group or the unconsolidated accounts of any Obligor in a manner which is, in the opinion of an Instructing Group, material in the context of the Facilities.

24.16    ENVIRONMENTAL
         Any member of the Group breaches any Environmental Law or any Environmental Claim is made or threatened against any member of the Group which, in either case, could be likely to have a Material Adverse Effect.

24.17    LITIGATION
         Any litigation, arbitration, administrative proceedings or governmental or regulatory investigations, proceedings or disputes are commenced or threatened against any member of the Group or its respective assets or revenues or there are any circumstances likely to give rise to any such litigation, arbitration, administrative proceedings or governmental or regulatory investigations, proceedings or disputes which is likely to be adversely determined and, if adversely determined, could be reasonably likely to have a Material Adverse Effect.

24.18    FAILURE OF SECURITY
         Any of the security interests created or to be created under the Security Documents ceases to be legal, valid and binding and this has not been remedied to the satisfaction of an Instructing Group within ten Business Days.

24.19 INTERCREDITOR AGREEMENT, SUBORDINATION AGREEMENT AND SENIOR NOTES LOAN SUBORDINATION AGREEMENT Any party to the Intercreditor Agreement or the Subordination Agreement or the Senior Notes Loan Subordination Agreement (in each case other than any Finance Party or Junior Lender or the lender under the Liquidity Facility Agreement) fails to comply with its obligations under the Intercreditor Agreement and/or the Subordination Agreement and/or the Senior Notes Loan Subordination Agreement.

24.20    PLAN AND PENSIONS
         An ERISA Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or an ERISA Plan or a Multi-employer Plan is, shall have been, or is likely to be terminated or the subject of termination proceedings under ERISA, or the Parent or any member of the Group or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of an ERISA Plan or a Multi-employer Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the Pension Benefit Guaranty Corporation or a Multi-employer ERISA Plan and which would be reasonably likely to have a Material Adverse Effect.

24.21    MATERIAL ADVERSE CHANGE
         Any event or circumstance (or series of events or circumstances) occurs which an Instructing Group believes in good faith would reasonably likely be expected to have a Material Adverse Effect.

24.22    ACCELERATION AND CANCELLATION
         Upon the occurrence of an Event of Default at any time thereafter while such Event of Default is continuing, the Facility Agent shall, if so instructed by an Instructing Group, by notice to the Parent:

         24.22.1 declare all or any part of the Advances (including, without limitation, any Advances under the Ancillary Facilities) to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Obligors under the Finance Documents) or declare all or any part of the Advances to be due and payable on demand of the Facility Agent; and/or

         24.22.2 declare that any unutilised portion of the Facilities (including, without limitation, the Ancillary Facility) shall be cancelled, whereupon the same shall be cancelled and the Available Commitment of each Bank shall be reduced to zero, PROVIDED THAT, notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Clause 24.7 (WINDING UP), the Available Revolving Commitment of each of the Revolving Banks and the Available Term Commitments of each of the Term Banks shall immediately be reduced to zero and all Advances, interest thereon and other sums then owed by the Borrowers hereunder shall become immediately due and payable; and/or

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         24.22.3   require each Revolving Borrower to procure that the
                   liabilities of each of the Banks and the Fronting Bank under each Bank Guarantee is promptly reduced to zero and/or provide Cash Collateral for each Bank Guarantee in an amount specified by the Facility Agent and in the currency of such Bank Guarantee and/or provide cash cover in an amount equal to the contingent liability of each Ancillary Bank under any Ancillary Facility (whereupon the Borrower shall do so); and/or

         24.22.4 exercise or direct the Security Agent to exercise all rights and remedies.

24.23    ADVANCES DUE ON DEMAND
         If, pursuant to Clause 24.22 (ACCELERATION AND CANCELLATION), the Facility Agent declares all or any part of the Advances to be due and payable on demand of the Facility Agent, then, and at any time thereafter, the Facility Agent shall, if so instructed by an Instructing Group, by notice to the Parent:

         24.23.1 require repayment of all or such part of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on the date specified together with accrued interest thereon and any other sums then owed by the Obligors under the Finance Documents); and/or

         24.23.2 select as the duration of any Interest Period or Term which begins whilst such declaration remains in effect a period of six months or less; and/or

         24.23.3 declare that the Security Documents (or any of them) shall have become enforceable.

25.      GUARANTEE AND INDEMNITY

25.1     GUARANTEE AND INDEMNITY
         Each of the Guarantors irrevocably and unconditionally agrees in favour of each Finance Party to indemnify each such Finance Party and guarantee the performance and payments of each Obligor in accordance with the terms and conditions set out in Schedule 11 (GUARANTEE AND INDEMNITY).

25.2     PARALLEL DEBT

         25.2.1 Each of the Obligors hereby agrees and covenants with the Security Agent by way of an abstract acknowledgement of debt (ABSTRAKTES SCHULDANERKENNTNIS) that it shall pay to the Security Agent sums equal to, and in the currency of, any sums owing by it to a Finance Party (including the Security Agent) under any Finance Document (the "PRINCIPAL OBLIGATIONS") as and when the same fall due for payment under the relevant Finance Document (such agreement and covenant and the obligations which are the result thereof in respect of any Obligor, the "PARALLEL DEBT").

         25.2.2 For the avoidance of doubt, the Parallel Debt of each Obligor shall be deemed to constitute a single obligation of such Obligor to the Security Agent,

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                  notwithstanding that such Obligor may owe more than one
                  Principal Obligation to the Finance Parties.

         25.2.3 The Security Agent shall have its own independent right to demand payment of each Obligor's Parallel Debt by such Obligor. The rights of the Finance Parties to receive payment of the Principal Obligations are several from the rights of the Security Agent to receive the Parallel Debt from the relevant Obligor.

         25.2.4 The payment by an Obligor of its Parallel Debt to the Security Agent in accordance with this Clause 25.2 shall be a good discharge of the corresponding Principal Obligations and the payment by an Obligor of its corresponding Principal Obligations in accordance with the provisions of the Finance Documents shall be a good discharge by the Obligor of its Parallel Debt.

         25.2.5 Despite the foregoing, any such payment shall be made to the Facility Agent, unless the Facility Agent directs such payment to be made to the Security Agent.

26.      COMMITMENT COMMISSION AND FEES

26.1     COMMITMENT COMMISSION ON THE TERM FACILITY
         In relation to each Term Facility, the Parent shall pay to the Facility Agent for account of each Term Bank a commitment commission on the amount of such Term Bank's Available Term Commitment in relation to such Term Facility from day to day during the Term Availability Period for such Term Facility, such commitment commission to be calculated at the rate of 0.75 per cent. per annum in relation to such Term Facility and payable in arrears on the last day of each successive period of three months which ends during the Term Availability Period for such Term Facility and on the last day of the Term Availability Period for such Term Facility.

26.2     COMMITMENT COMMISSION ON THE REVOLVING FACILITY
         The Parent shall pay to the Facility Agent for account of each Revolving Bank a commitment commission on the amount of such Revolving Bank's Available Revolving Commitment from day to day during the period beginning on the date hereof and ending on the Revolving Termination Date, such commitment commission to be calculated at the rate of 0.75 per cent. per annum and payable in arrear on the last day of each successive period of three months which ends during such period and on the Revolving Termination Date.

26.3     ARRANGEMENT FEE AND STRUCTURING FEE
         The Parent shall pay to the Arranger the arrangement and structuring fees specified in the letters of even date herewith from the Arranger to the Parent at the times, and in the amounts, specified in such letters. The Parent acknowledges that it has received a copy of and consents to the terms of such letter.

26.4     FACILITY AGENCY FEE
         The Parent shall pay to the Facility Agent for its own account the facility agency fees specified in the letter of even date herewith from the Facility Agent to the Parent at the times, and in the amounts, specified in such letter. The Parent acknowledges that it has received a copy of and consents to the terms of such letter.

26.5     SECURITY AGENCY FEE
         The Parent shall pay to the Security Agent for its own account the security agency fees specified in the letter of even date herewith from the Security Agent to the Parent at the times, and in the amounts, specified in such letter. The Parent acknowledges that it has received a copy of and consents to the terms of such letter.

26.6     FRONTING FEE
         The Parent shall pay to the Fronting Bank for its own account a fronting fee on the amount of the Fronting Bank's contingent liability under any Bank Guarantee excluding an amount equal to the Fronting Bank's participation in such Bank Guarantee from day to day during the period beginning on the date of the issuance of such Bank Guarantee and ending on the date on which such Bank Guarantee expires, such fronting fee to be calculated at the rate of 0.125 per cent. per annum and payable in arrears on the last day of each successive period of three months and on the day on which the relevant Bank Guarantee expires.

27.      COSTS AND EXPENSES

27.1     TRANSACTION EXPENSES
         The Parent shall, from time to time on demand of the Facility Agent, reimburse each of the Facility Agent, the Security Agent and the Arranger and any of their affiliates (on a full indemnity basis whether or not any of the Facilities are drawndown or utilised) for all reasonable costs and expenses properly incurred (including reasonable legal fees) together with any VAT thereon incurred by it in connection with (a) any due diligence carried out by it or on its behalf in connection with the Finance Documents and the transactions contemplated thereby and (b) the negotiation, preparation, execution and syndication of the Finance Documents, any other document referred to in the Finance Documents and the Facilities and the completion of the transactions therein contemplated.

27.2     PRESERVATION AND ENFORCEMENT OF RIGHTS
         The Parent shall, from time to time on demand of the Facility Agent or Security Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under the Finance Documents and any document referred to in the Finance Documents.

27.3     STAMP TAXES
         The Parent shall pay all stamp, registration and other taxes to which the Finance Documents, any other document referred to in the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Facility Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

27.4     AMENDMENT COSTS
         If an Obligor requests any amendment, waiver or consent then the Parent shall, within five Business Days of demand by the Facility Agent, reimburse the Finance Parties for all reasonable costs and expenses (including reasonable legal fees) together with any VAT thereon incurred by such person in responding to or complying with such request.

27.5     BANKS' LIABILITIES FOR COSTS
         If the Parent fails to perform any of its obligations under this Clause 27, each Bank shall, in its Proportion, indemnify each of the Facility Agent, the Security Agent and the Arranger against any loss incurred by any of them (or their affiliates, in the case of costs and expenses referred to in Clause 27.1 (TRANSACTION EXPENSES)) as a result of such failure.

28.      DEFAULT INTEREST AND INDEMNITY

28.1     DEFAULT INTEREST PERIODS
         If any sum due and payable by any of the Obligors under any of the Finance Documents is not paid on the due date therefor in accordance with the provisions of Clause 30 (PAYMENTS) or if any sum due and payable by any of the Obligors under any judgment of any court in connection with any of the Finance Documents is not paid on the date of such judgment, lump sum damages shall be payable in an amount equal to interest on such unpaid sum at the rate per annum which is the sum from time to time of 1.5 per cent., the Margin and the Interbank Rate for the period for which such sum is due and payable but not paid and shall be immediately due and payable.

28.2     BREAKAGE COSTS
         If any Bank or the Facility Agent on its behalf receives or recovers all or any part of such Bank's share of an Advance otherwise than on the last day of an Interest Period or Term relating to that Advance, the relevant Borrower shall pay to the Facility Agent on demand for account of such Bank an amount equal to the amount (if any) by which
         (a) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of that Interest Period or Term exceeds (b) the amount of interest which in the opinion of the Facility Agent would have been payable to the Facility Agent on the last day of that Interest Period or Term in respect of a euro deposit equal to the amount so received or recovered placed by it with a prime bank in Frankfurt for a period starting on the third Business Day following the date of such receipt or recovery and ending on the last day of that Interest Period or Term.

28.3     PARENT'S INDEMNITY
         The Parent undertakes to indemnify:

         28.3.1 each of the Finance Parties against any cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which any of them may sustain or incur as a consequence of the occurrence of any Event of Default or any default by any of the Borrowers in the performance of any of the obligations expressed to be assumed by it in any of the Finance Documents;



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

         28.3.2 each Bank against any loss it may suffer or incur as a result of its funding or making arrangement to fund its portion of an Advance requested by any of the Borrowers hereunder but not made by reason of the operation of any one or more of the provisions hereof; and

         28.3.3 each Finance Party against any cost or loss it may suffer as a result of any claim or proceeding against it relating to its involvement in the transactions contemplated hereby or any use of the proceeds of the Facilities.

28.4     CURRENCY INDEMNITY
         If any sum due from any of the Obligors under any of the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency in which the same is payable thereunder or under such order or judgment into another currency for the purpose of (a) making or filing a claim or proof against such Obligor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation thereto, the relevant Obligor shall indemnify each of the persons to whom such sum is due from or against any loss suffered or incurred as a result.

29.      CURRENCY OF ACCOUNT AND PAYMENT

29.1     CURRENCY OF ACCOUNT
         The euro is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, PROVIDED THAT:

         29.1.1 each repayment of an Advance or Unpaid Sum or a part thereof shall be made in the currency in which such Advance or Unpaid Sum is denominated at the time of that repayment;

         29.1.2 each payment in respect of a Bank Guarantee (including any Cash Collateral in respect of a Bank Guarantee) shall be made in the currency in which such Bank Guarantee is denominated;

         29.1.3 each payment of interest shall be made in the currency in which the sum in respect of which such interest is payable is denominated;

         29.1.4 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

         29.1.5   each payment pursuant to Clause 16.1 (TAXES PAYABLE) or Clause
                  17.1 (INCREASED COSTS) shall be made in the currency specified by the party claiming thereunder.

         If after the date of this Agreement a member state becomes a Subsequent Participant, all obligations under this Agreement (including any obligation in respect of any Bank's Available Commitment) to make a payment in its National Currency Unit shall be redenominated into the euro unit on the day on which it becomes a Subsequent Participant (but otherwise in accordance with EMU Legislation).



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30.      PAYMENTS

30.1     PAYMENTS TO THE FACILITY AGENT
         On each date on which this Agreement requires an amount to be paid by an Obligor or a Bank, such Obligor or, as the case may be, such Bank shall make the same available to the Facility Agent for value on the due date at such time and in such funds and to such account with such bank as the Facility Agent shall specify from time to time.

30.2     PAYMENTS BY THE FACILITY AGENT
         Save as otherwise provided herein, each payment received by the Facility Agent for the account of another person pursuant to Clause
         30.1 (PAYMENTS TO THE FACILITY AGENT) shall:

         30.2.1 in the case of a payment received for the account of a Borrower, be made available by the Facility Agent to such Borrower by application:

                  (a) FIRST, in or towards payment (on the date, and in the currency and funds, of receipt) of any amount then due from such Borrower hereunder to the person from whom the amount was so received or in or towards the purchase of any amount of any currency to be so applied; and

                  (b) SECONDLY, in or towards payment (on the date, and in the currency and funds, of receipt) to such account with such bank in the principal financial centre of the country of the currency of such payment as such Borrower (or the Parent) shall have previously notified to the Facility Agent for this purpose PROVIDED THAT, in respect of any drawdown of a Term A1 Advance or a Term B Advance or a Term C Advance to be applied in payment for the Target Company Shares to be purchased under the Offers, such account shall be the Holding Account; and

         30.2.2 in the case of any other payment, be made available by the Facility Agent to the person for whose account such payment was received (in the case of a Bank, for the account of the Facility Office) for value the same day by transfer to such account of such person with such bank in the principal financial centre of the country of the currency of such payment as such person shall have previously notified to the Facility Agent.

         A payment shall be deemed to have been made by the Facility Agent on the date on which it is required to be made under this Agreement if the Facility Agent has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing system used by the Facility Agent in order to make the payment.

30.3     NO SET-OFF
         Save for any counterclaims which have been recognised by final court decision (not subject to appeal), all payments required to be made by an Obligor under any Finance Document shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

30.4     CLAWBACK
         Where a sum is to be paid under a Finance Document to the Facility Agent for account of another person, the Facility Agent shall not be obliged to make the same available to that other person or to enter into or perform any exchange contract in connection therewith until it has been able to establish to its satisfaction that it has actually received such sum, but if it does so and it proves to be the case that it had not actually received such sum, then the person to whom such sum or the proceeds of such exchange contract was so made available shall on request refund the same to the Facility Agent together with an amount sufficient to indemnify the Facility Agent against any cost or loss it may have suffered or incurred by reason of its having paid out such sum or the proceeds of such exchange contract prior to its having received such sum.

30.5     PARTIAL PAYMENTS
         If and whenever a payment is made by an Obligor hereunder and the Facility Agent receives an amount less than the due amount of such payment the Facility Agent may apply the amount received towards the obligations of the Obligors under this Agreement in the following order:

         30.5.1 FIRST, in or towards payment of any unpaid costs and expenses of each of the Facility Agent, the Security Agent and the Arranger;

         30.5.2 SECONDLY, in or towards payment pro rata of any accrued fees due but unpaid under Clause 26 (COMMITMENT COMMISSION AND
                  FEES);

         30.5.3 THIRDLY, in or towards payment PRO RATA of any accrued interest, Bank Guarantee Commission or fronting fee payable to any Bank or the Fronting Bank hereunder due but unpaid;

         30.5.4 FOURTHLY, in or towards payment PRO RATA of any principal due but unpaid; and

         30.5.5 FIFTHLY, in or towards payment PRO RATA of any other sum due but unpaid.

         Following the service of a notice in accordance with Clause 24.22 (ACCELERATION AND CANCELLATION) any monies standing to the credit of any account of any Obligor held by any Ancillary Bank as part of the Ancillary Facilities shall be applied by such Ancillary Bank against any such amounts then due to it in respect of the Ancillary Facilities and any amounts, after such application, standing to the credit of any account of any Obligor held by any Ancillary Bank shall be immediately paid to the Facility Agent for application in accordance with Clause
         30.5 (PARTIAL PAYMENTS).

30.6     VARIATION OF PARTIAL PAYMENTS
         The order of partial payments set out in Clause 30.5 (PARTIAL PAYMENTS) shall override any appropriation made by an Obligor to which the partial payment relates but the order set out in sub-clauses 30.5.2, 30.5.3, 30.5.4 and 30.5.5 (PARTIAL PAYMENTS) may be varied if agreed by all the Banks.

31.      SET-OFF

31.1     CONTRACTUAL SET-OFF
         Each Obligor authorises each Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with such Bank in satisfaction of any sum due and payable from such Obligor to such Bank under any Finance Document but unpaid. For this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

31.2     SET-OFF NOT MANDATORY
         No Bank shall be obliged to exercise any right given to it by Clause
         31.1 (CONTRACTUAL Set-off).

32.      SHARING

32.1     PAYMENTS TO BANKS
         If a Bank (a "RECOVERING BANK") applies any receipt or recovery from an Obligor to a payment due under this Agreement and such amount is received or recovered other than in accordance with Clause 30 (PAYMENTS), then such Recovering Bank shall:

         32.1.1   notify the Facility Agent of such receipt or recovery;

         32.1.2 at the request of the Facility Agent, promptly pay to the Facility Agent an amount (the "SHARING PAYMENT") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by such Recovering Bank as its share of any payment to be made in accordance with Clause 30.5 (PARTIAL PAYMENTS).

32.2     REDISTRIBUTION OF PAYMENTS
         The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Bank) in accordance with Clause 30.5 (PARTIAL PAYMENTS).

32.3     RECOVERING BANK'S RIGHTS
         To the extent that amounts received or recovered by a Recovering Bank resulted in the satisfaction of the Recovering Bank's claim hereunder, but are allocated in accordance with this Clause 32 to another Finance Party, the latter shall assign to the Recovering Bank the claims (or the part thereof) to which the amount is allocated.

32.4     REPAYABLE RECOVERIES
         If any part of the Sharing Payment received or recovered by a Recovering Bank becomes repayable and is repaid by such Recovering Bank, then:

         32.4.1 each party which has received a share of such Sharing Payment pursuant to Clause 32.2 (REDISTRIBUTION OF PAYMENTS) shall, upon request of the Facility Agent, pay to the Facility Agent for account of such Recovering Bank an amount equal to its share of such Sharing Payment together with such amount (if any) as is necessary to reimburse the Recovering Bank for the appropriate proportion of any interest it shall have been obliged to pay when repaying such Sharing Payment to the relevant Obligor; and

         32.4.2 such Recovering Bank shall re-assign to the relevant Finance Party any amount assigned to it by such Finance Party pursuant to Clause 32.3 (RECOVERING BANK'S RIGHTS).

32.5     EXCEPTION
         This Clause 32 shall not apply if the Recovering Bank would not, after making any payment pursuant hereto, have a valid and enforceable claim against the relevant Obligor.

32.6     RECOVERIES THROUGH LEGAL PROCEEDINGS
         If any Bank shall commence any action in any court to enforce its rights hereunder and, as a result thereof or in connection therewith, receives any amount, then such Bank shall not be required to share any portion of such amount with any Bank which has the legal right to, but does not, join in such action or commence and diligently prosecute a separate action to enforce its rights in another court.

32.7     LOSS SHARING

         32.7.1   In this Clause 32.7

                  "RELEVANT ANCILLARY OUTSTANDINGS" means in relation to an Ancillary Bank its Ancillary Outstandings after deducting any credit balance of any amount of any member of the Group with such Ancillary Bank which is available to be set off by such Ancillary Bank against liabilities and to such Ancillary Bank by that member of the Group.

                  "RELEVANT REVOLVING OUTSTANDINGS" means in relation to a Bank the aggregate of (i) its share of the Revolving Outstandings (other than Ancillary Outstandings) and (ii) its Relevant Ancillary Outstandings.

                  "TOTAL RELEVANT REVOLVING OUTSTANDINGS" means the aggregate of all Relevant Revolving Outstandings.

         32.7.2 The Facility Agent shall, within 4 Business Days of the service of a notice under Clause 24.22 (ACCELERATION AND CANCELLATION):

                  (a) determine the adjusting payments required to be made between the Banks to ensure that the Relevant Revolving Outstandings of each Bank bears the same proportion to the Total Relevant Revolving Outstandings as its Revolving Commitment bears to the aggregate of the Banks' Revolving Commitments;

                  (b) provide to the Banks details of how such adjusting payments were calculated; and

                  (c) request that the Banks make such adjusting payments between themselves.

         32.7.3 Each Bank shall promptly make the adjusting payments requested of it by the Facility Agent under this Clause 32.7.

         32.7.4 Any amount paid by a Bank under this Clause 32.7 shall be deemed to be an immediately due and payable debt of the Borrowers to that Bank.

         32.7.5 Any amount received by a Bank under this Clause 32.7 shall be deemed to be a payment by the Borrowers of sums owed under this Agreement.

         32.7.6 If any future or contingent liability included in the calculations of Relevant Revolving Outstandings for any Bank for the purposes of Clause 32.7.2 finally matures, or is settled, for less than the future or contingent amount provided for in that calculation, that Bank shall notify the Facility Agent. The Facility Agent shall determine the future adjusting payments required to be made by that Bank to put the Banks into the position they would have been in had the original adjusting payments been made on the basis of the actual as opposed to the future or contingent liability (but taking no account of the time cost of money) and shall request that Bank to make such further adjusting payments (whether to any Bank or, as the case may be, the Borrowers).

33.      THE FACILITY AGENT, THE ARRANGER AND THE BANKS

33.1     APPOINTMENT OF THE FACILITY AGENT
         Each of the Arranger and the Banks hereby appoints the Facility Agent to act as its agent in connection with the Finance Documents and authorises the Facility Agent to exercise such rights, powers, authorities and discretions as are specifically delegated to the Facility Agent by the terms thereof (including Schedule 10 (FACILITY AGENT'S DISCRETIONS AND OBLIGATIONS) of this Agreement) together with all such rights, powers, authorities and discretions as are reasonably incidental thereto PROVIDED THAT the Facility Agent shall not start or commence any legal action on behalf of any Bank without such Bank's prior written consent. The Facility Agent shall be released from the restrictions set out in Section 181 of the German Civil Code (BURGERLICHES GESETZBUCH). The Facility Agent can grant substitute powers of attorney and release any sub-agent from such restrictions and revoke such substitute powers of attorney. Upon the request of the Facility Agent each of the Arranger and the Banks shall grant a special power of attorney to the Facility Agent to enter into Finance Documents on its behalf.

33.2     INTEREST ON HOLDING ACCOUNT
         During the period commencing on the date hereof and ending on the first anniversary of the date hereof (26th April 2002) the Holding Account shall bear interest at the Facility Agent's applicable Euro base rate plus 2.10 per cent. per annum. Such interest shall be calculated at the end of each Financial Quarter on the basis of actual days elapsed to 360 days. Each Bank shall participate in any payment of interest on the Holding Account in the ratio of its Commitment to the Total Commitments.

34.      THE BANKS AND THE FRONTING BANK

34.1     BANKS' INDEMNITY
         If any Borrower fails to comply with its obligations under Clause 13.1 (REVOLVING BORROWERS' INDEMNITY TO FRONTING BANK) the Facility Agent shall make demand on each Bank for its share of such amount and each Bank shall indemnify the Fronting Bank for such Bank's Bank Guarantee Proportion of each Bank Guarantee Amount.

34.2     OBLIGATIONS NOT DISCHARGED
         Neither the obligations of each Bank in this Clause 34.2 nor the rights, powers and remedies conferred upon the Fronting Bank by this Agreement or by law shall be discharged, impaired or otherwise affected by:

         34.2.1 the winding-up, dissolution, administration or re-organisation of the Fronting Bank, any Borrower or any other person or any change in its status, function, control or ownership;

         34.2.2 any of the obligations of the Fronting Bank, any Borrower or any other person hereunder, under a Bank Guarantee or under any other security taken in respect of its obligations hereunder or under a Bank Guarantee being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         34.2.3 time or other indulgence being granted or agreed to be granted to the Fronting Bank, any Borrower or any other person in respect of its obligations hereunder, under a Bank Guarantee or under any such other security;

         34.2.4 any amendment to, or any variation, waiver or release of, any obligation of the Fronting Bank, any Borrower or any other person hereunder, under a Bank Guarantee or under any such other security; and

         34.2.5 any other act, event or omission which, but for this Clause 34.2, might operate to discharge, impair or otherwise affect any of the obligations of each Bank herein contained or any of the rights, powers or remedies conferred upon the Fronting Bank by this Agreement or by law.

         The obligations of each Bank herein contained shall be in addition to and independent of every other security which the Fronting Bank may at any time hold in respect of any Bank Guarantee.

34.3     SETTLEMENT CONDITIONAL
         Any settlement or discharge between a Bank and the Fronting Bank shall be conditional upon no security or payment to the Fronting Bank by a Bank or any other person on behalf of a Bank being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, the Fronting Bank shall be entitled to recover the value or amount of such security or payment from such Bank subsequently as if such settlement or discharge had not occurred.

34.4     EXERCISE OF RIGHTS
         The Fronting Bank shall not be obliged before exercising any of the rights, powers or remedies conferred upon it in respect of any Bank by this Agreement or by law:

         34.4.1 to take any action or obtain judgment in any court against any Borrower;

         34.4.2 to make or file any claim or proof in a winding-up or dissolution of any Borrower; or

         34.4.3 to enforce or seek to enforce any other security taken in respect of any of the obligations of any Borrower hereunder.

35.      ASSIGNMENTS AND TRANSFERS

35.1     BINDING AGREEMENT
         This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and Transferees.

35.2     NO ASSIGNMENTS AND TRANSFERS BY THE OBLIGORS
         No Obligor shall be entitled to assign or transfer all or any of its rights, benefits and obligations under the Finance Documents other than pursuant to Clause 36.3 (APPROVED SUBSTITUTE BORROWER), Clause 36.6 (EXCHANGE BORROWERS) and Clause 37.3 (APPROVED SUBSTITUTE GUARANTOR).

35.3     ASSIGNMENTS AND TRANSFERS BY BANKS
         Any Bank may, at any time, assign all or any of its rights and benefits under the Finance Documents or transfer in accordance with Clause 35.5 (TRANSFERS BY BANKS) (and the Facility Agent shall accept such assignment by countersignature) all or any of its rights, benefits and obligations under the Finance Documents to any bank or financial institution, trust or fund or similar institution, PROVIDED THAT

         35.3.1 no such assignment or transfer may be made without the prior consultation of the Parent, except in the case of any such assignment or transfer:

                  (a) to any subsidiary or holding company, or to any subsidiary of any holding company, of such Bank;

                  (b) to any other Bank or any subsidiary or holding company, or to any subsidiary of any holding company, of any other Bank; or

                  (c) following the occurrence of an Event of Default or Potential Event of Default which is continuing; and

         35.3.2 (in respect of a Bank Guarantee) no such assignment or transfer may be made without the prior written consent of the Fronting Bank;

         35.3.3 each such transfer or assignment shall be in a minimum amount of EUR 10,000,000 (or, if less, the Bank's aggregate Commitment) unless otherwise agreed by the Parent and the Agent (without the prior consent of an Instructing Group).

35.4     ASSIGNMENTS BY BANKS
         If any Bank assigns all or any of its rights and benefits under the Finance Documents in accordance with Clause 35.3 (ASSIGNMENTS AND TRANSFERS BY BANKS), then, unless and until the assignee has delivered a notice to the Facility Agent confirming in favour of the Facility Agent, the Security Agent, the Arranger, the Fronting Bank and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party to the Finance Documents as a Bank (whereupon such assignee shall become a party to the Finance Documents as a "Bank"), the Facility Agent, the Security Agent, the Arranger, the Fronting Bank and the other Banks and shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party to the Finance Documents.

35.5     TRANSFERS BY BANKS
         If any Bank wishes to transfer all or any of its rights, benefits and/or obligations under the Finance Documents as contemplated in Clause 35.3 (ASSIGNMENTS AND TRANSFERS BY BANKS), then such transfer may be effected by the delivery to the Facility Agent of a duly completed Transfer Certificate executed by such Bank and the relevant Transferee, to be countersigned by the Facility Agent in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth Business Day after (or such earlier Business Day endorsed by the Facility Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Facility Agent:

         35.5.1 to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer by transfer and assumption its rights, benefits and obligations under the Finance Documents, each of the Obligors and such Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (such rights and obligations being referred to in this Clause 35.5 as "DISCHARGED RIGHTS AND OBLIGATIONS");

         35.5.2 each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Obligor and such Transferee have assumed and/or acquired the same in place of such Obligor and such Bank;

         35.5.3 the Facility Agent, the Security Agent, the Arranger, such Transferee, the Fronting Bank and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party to the Finance Documents as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer and to that extent the Facility Agent, the Security Agent, the Arranger, the Fronting Bank and the relevant Bank shall each be released from further obligations to each other under the Finance Documents; and

         35.5.4   such Transferee shall become a party hereto as a "Bank".

         For the avoidance of doubt any transfer of any Bank's rights and/or benefits under the Finance Documents (together with or as the case may be independent of any transfer of any obligations) is effected by way of assignment (ABTRETUNG) in accordance with sections 389 and subsequent of the German Civil Code (BGB) and not by way of novation.

35.6     TAX ON ASSIGNMENT AND TRANSFER
         If:

         35.6.1 a Bank assigns or transfers any of its rights or obligations under the Finance Documents; and

         35.6.2 as a result of circumstances existing at the date the assignment or transfer occurs, an Obligor would be obliged to make a payment to the assignee or Transferee under Clause 16 (TAXES),

         then the assignee or Transferee shall only be entitled to receive payment under Clause 16 (TAXES) to the same extent as the assigning or transferring Bank would have been if the assignment or transfer had not occurred.

35.7     ASSIGNMENT AND TRANSFER FEES
         On the date upon which an assignment takes effect pursuant to Clause
         35.4 (ASSIGNMENTS BY BANKS) or a transfer takes effect pursuant to Clause 35.5 (TRANSFERS BY BANKS) the relevant assignee or Transferee shall pay to the Facility Agent for its own account a fee of EUR 2000.

35.8     DISCLOSURE OF INFORMATION
         Any Bank may disclose to any actual or potential assignee or Transferee or to any person who may otherwise enter into contractual relations with such bank in relation to any of the Finance Documents (PROVIDED THAT is has obtained a written confidentiality undertaking from such person in favour of the Parent) such information about the Obligors and the Group or such details of the Finance Documents as such Bank shall consider appropriate or which it may be necessary to disclose to comply with any applicable laws or regulations. No Bank shall in any way be liable or responsible for such information not being kept confidential by such proposed assignee or Transferee or other person if such confidentiality undertaking was obtained prior to such disclosure.

35.9     DISCLOSURE OF ACQUISITION
         Each Finance party shall use reasonable endeavours to ensure that no publicity material, press releases or other public documents in relation to the Acquisition (other than those required by law or regulation) are published or released by or on behalf of it, or its advisers which refer to any of the Obligors or the Initial Investors or this Agreement unless such reference and the context in which it appears have previously been approved by the Parent (such approval not to be unreasonably withheld or delayed).

36.      ADDITIONAL BORROWERS

36.1     REQUEST FOR ADDITIONAL BORROWER
         The Parent may request that any of its subsidiaries become an Additional Borrower by delivering to the Facility Agent a Borrower Accession Agreement substantially in the form of Schedule 7 (BORROWER/GUARANTOR ACCESSION AGREEMENT) duly executed by the Parent and such subsidiary, together with the documents and other evidence listed in Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS) in relation to such subsidiary. To the extent legally possible, such Additional Borrower will provide the Security requested by the Facility Agent which Security shall be given in accordance with sub-clause 23.1.12 (ADDITIONAL SECURITY).

36.2     BORROWER CONDITIONS PRECEDENT
         A company, in respect of which the Parent has delivered a Borrower Accession Agreement to the Facility Agent, shall become an Additional Borrower and assume all the rights, benefits and obligations of a Borrower on the date on which the Facility Agent notifies the Parent that:

         (a) the Banks accept the Parent's request in respect of such subsidiary or if such subsidiary is Keramag AG, an Instructing Group accepts the Parent's request in respect of such subsidiary; and

         (b) the Facility Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in
                  Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR
                  ADDITIONAL/SUBSTITUTE OBLIGORS) in relation to such subsidiary,

         unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such subsidiary becoming an Additional Borrower PROVIDED THAT if such Additional Borrower is to be an Exchange Borrower, a Relevant Exchange Borrower or an Approved Additional Borrower, the Banks acceptance of the Parent's request may be subject to such conditions as the Banks think fit (including, without limitation, as to limits on the amount that may be borrowed by or the amount of Outstandings that may be transferred to such entity).

36.3     APPROVED SUBSTITUTE BORROWER
         If the Parent has not been able to acquire more than 90 per cent. of the Target Company Shares within a twelve month period commencing with the Closing Date and if the Parent demonstrates to the Banks and the Facility Agent that in order to optimise the tax position of the Group it is advisable that the Parent be substituted with the Approved Substitute Borrower then the Parent may assign all its rights and obligations under this Agreement to the Approved Substitute Borrower which shall assume such rights and obligations, such assignment of contract (VERTRAGSUBERNAHME) to be effected under an assignment of contract agreement (VERTRAGSUBERNAHMEVERTNAG) on terms satisfactory to the Facility Agent (acting on the instructions of an Instructing Group):

         36.3.1 if the Facility Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in
                  Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR
                  ADDITIONAL/SUBSTITUTE OBLIGORS) with regard to the Approved Substitute Borrower; and

         36.3.2   if concurrently with the assignment of contract
                  (VERTRAGSUBERNAHME) becoming effective the Approved Substitute Borrower takes over all other assets and liabilities of the Parent including (without limitation to) the Target Company Shares.

         Each of the Finance Parties hereby appoints the Facility Agent to act as its agent for the purpose of executing such assignment of contract agreement and any related document. The Facility Agent shall be released from the restrictions set out in Section 181 of the German Civil Code (BURGERLICHES GESETZBUCH).

36.4     RESIGNATION OF A BORROWER
         If at any time a Borrower (other than the Original Borrower) is under no actual or contingent obligation under or pursuant to any Finance Document and such resignation would not affect the legality, validity or enforceability of any security contemplated by the Security Documents in respect of such Borrower or its assets, the Parent may request that such Borrower shall cease to be a Borrower by delivering to the Facility Agent a Resignation Notice. Such Resignation Notice shall be accepted by the Facility Agent (acting on the instructions of an Instructing Group) on the date on which it notifies the Parent that it is satisfied that such Borrower is under no actual or contingent obligation under or pursuant to any Finance Document and such Borrower shall immediately cease to be a Borrower and shall have no further rights, benefits or obligations hereunder save for those which arose prior to such date.

36.5     POWER OF ATTORNEY
         Each Additional Borrower appoints the Parent as its agent for all purposes of, or in connection with, the Finance Documents, and the Finance Parties may rely upon any document signed by or on behalf of the Parent as is it had been signed by such Additional Borrower. The Parent shall be released from the restrictions set out in Section 181 of the German Civil Code (BURGERLICHES GESETZBUCH). The Parent can grant substitute powers of attorney and release any sub-agent from such restrictions and revoke such substitute powers of attorney.

36.6     EXCHANGE BORROWERS
         The Parent may, at any time on or prior to the date falling 83 months after the date of this Agreement request that a Borrower (the "EXISTING BORROWER") transfer all or any of its rights and obligations in respect of any Term Advance: (i) under tranche (c) of the Term A2 Facility to any Exchange Borrower and (ii) under the Term B1 Facility to any Relevant Exchange Borrower (such Exchange Borrower or Relevant Exchange Borrower as applicable, the "NEW BORROWER"), by in each case delivering to the Facility Agent a Borrower Transfer Agreement duly completed on behalf of the Parent, the Existing Borrower and the New Borrower PROVIDED THAT:

                  (a) any transfer in respect of a Term Advance (or part of such Term Advance) pursuant to paragraph (i) or (ii) above of this Clause 36.6 shall be in a minimum amount of EUR 2,000,000;

                  (b) no Existing Borrower may transfer all or any of its rights and obligations in respect of any Term Advance to any New Borrower which would result in the aggregate amount of Push-Down Advances outstanding from such New Borrower being greater than the amount set out opposite such Borrower's name in the table below:

                        NEW BORROWER                       AMOUNT (MILLION EUR)

                        Sanitec Oy                                 170

                        Allia International S.A.S.                 120

                        Allia S.A.S.                                60

                        Sanitec Kolo Sp. z o.o.                     45

                        and PROVIDED FURTHER THAT without prejudice to that Borrower's obligations under Clauses 11 (REPAYMENT OF THE TERM FACILITIES), 12 (REPAYMENT OF THE REVOLVING FACILITY), 14 (MANDATORY PREPAYMENT) and 15 (CANCELLATION AND VOLUNTARY PREPAYMENT) Allia S.A.S. shall at all times whilst there are amounts outstanding under the Term A2 Facility ensure that its share of the Term A2 Outstandings is not less than EUR 15,000,000 other than where a lesser amount of aggregate outstandings results from a repayment (other than the repayment of a Push-Down Advance in accordance with Clause 2.6 (DEBT PUSH-DOWN)) or prepayment made in accordance with the terms of this Agreement;

                  (c) no Existing Borrower may transfer all or any of its rights and obligations in respect of any Term Advance to any New Borrower which would result in the aggregate amount of Term Advances outstanding to such Existing Borrower under (i) tranche (c) of the Term A2 Facility and (ii) the Term B1 Facility, in each case which have not been transferred pursuant to this Clause 36.6 or repaid and redrawn pursuant to Clause 2.6 (DEBT PUSH-DOWN), being less than the amount set out opposite such Borrower's name in the table below:

                        NEW BORROWER                        AMOUNT (MILLION EUR)

                        Sanitec Oy                                   50

                        Allia International S.A.S.                   30

                        Allia S.A.S.                                 15

                        PROVIDED FURTHER THAT the amounts set out in the above table shall be reduced PRO RATA by the amount of any repayments or prepayments of tranche (c) of the Term A2 Facility and the Term B1 Facility under Clauses 11 (REPAYMENT OF THE TERM FACILITIES), 14 (MANDATORY PREPAYMENT) and 15 (CANCELLATION AND VOLUNTARY PREPAYMENT);

                  (d) there would not immediately after the making of such transfer be more than fifteen Term Advances and Bank Guarantees outstanding in aggregate;

                  (e) the Borrower Transfer Agreement shall specify the date (the "EXCHANGE DATE") (which shall be: (i) the last day of an Interest Period relating to the Term Advance to which the transfer relates and (ii) (other than in the case of the Borrower Transfer Agreements referred to in paragraphs 2(a) and 2(c) of Schedule 2 (CONDITIONS PRECEDENT) of the Fourth Amendment Agreement) a date falling not less than four and not more than ten Business Days after the date of delivery of such Borrower Transfer Agreement and confirmation from the Facility Agent that the documents and evidence which are required to be delivered to the Facility Agent in accordance with this Clause 36.6 are in form and substance satisfactory to the Facility Agent) on which the transfer is to take effect;

                  (f) in the case of a transfer of a Term Advance (or part of a Term Advance) to be made to any French Exchange
                        Borrower:

                        (i) an intercompany loan from the Existing Borrower to the New Borrower in any amount equal to the amount of Outstandings to be transferred is discharged by the transfer of such Outstandings from the Existing Borrower to such New Borrower; and

                        (ii) the Parent delivers with the Borrower Transfer Agreement to the Facility Agent the following documents in form and substance satisfactory to the Facility Agent:

                              (1) a copy of the relevant intercompany loan agreement (the "INTERCOMPANY LOAN AGREEMENT") and evidence that proceeds under the Intercompany Loan Agreement in an amount equal to the amount of the Outstandings to be transferred have been received by the relevant New Borrower; and

                              (2) evidence that the intercompany loan made under the Intercompany Loan Agreement has been or will be discharged in an amount equal to the amount of the Outstandings transferred by the transfer of such Outstandings,

                           PROVIDED FURTHER THAT the Parent may transfer to Allia International S.A.S. Term A2 Outstandings in an amount of up to EUR 20,000,000 to finance the acquisition by Allia International S.A.S. from the Parent of shares in Keramag AG (the "KERAMAG ACQUISITION") in which case the Parent shall not have to satisfy paragraphs (f)(i) and (ii) above, subject to: (1) the Parent delivering to the Facility Agent with the Borrower Transfer Agreement a copy of the sale and purchase agreement relating to the Keramag Acquisition, and (2) the Parent delivering to the Facility Agent evidence (in form and substance satisfactory to the Facility Agent) that the purchase price obligation in respect of the Keramag Acquisition has been or will be discharged in an amount equal to the amount of the Outstandings transferred;

                  (g) no Event of Default or Potential Event of Default has occurred or would occur as a result of the proposed transfer;

                  (h) the Repeated Representations are true (before and immediately after the making of such transfer) by reference to the facts and circumstances then existing;

                  (i) the Parent delivers with the Borrower Transfer Agreement to the Facility Agent each of the documents listed in
                        Schedule 8 Part B (ADDITIONAL CONDITIONS PRECEDENT FOR BORROWER TRANSFER AGREEMENTS) in form and substance satisfactory to the Facility Agent;

                  (j) (other than in the case of: (1) the transfer to be made by the Original Borrower to Allia International S.A.S. on the Effective Date (as such term is defined in the Fourth Amendment Agreement) and (2) the transfer to be made by the Original Borrower to Sanitec Kolo Sp z o.o. on or before 20 November 2002) no transfer shall be permitted if an Instructing Group decides not to permit such transfer; and

                  (k) no transfer of a Term Advance (or part of a Term Advance) may be made to the Original Borrower by an Exchange Borrower if as a result of such transfer the aggregate amount of Push-Down Advances outstanding from the Original Borrower which were not originally made to the Original Borrower would exceed by more than EUR 20,000,000 the aggregate amount of Term Advances which
                        (i) are Push-Down Advances outstanding to Exchange Borrowers (other than the Original Borrower) and (ii) were originally made to the Original Borrower.

36.7     EXCHANGE BORROWER MECHANISM
         Subject to the conditions set out in Clause 36.6 (EXCHANGE BORROWERS), on and with effect from the Exchange Date (or such later date as is agreed by the Facility Agent and the Parent):

                  (a) the Existing Borrower shall be released from its obligations and cease to have any rights as Borrower in respect of each Term Advance (or portion thereof) identified in the Schedule to the applicable Borrower Transfer Agreement as to be transferred and the New Borrower shall assume obligations and acquire rights under the Finance Documents in relation to each Term Advance (or portion thereof) identified in the Schedule to the applicable Borrower Transfer Agreement as to be transferred to it and each of the Facility Agent, the Security Agent, the Arranger, the Fronting Bank, the Banks and the New Borrower shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had the New Borrower been an original party hereto as a Borrower with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer ((partial) assumption of contract/(TEILWEISE) VERTRAGSUBERNAHME)); and

                  (b) if only part of a Term Advance is transferred in accordance with Clause 36.6 (EXCHANGE BORROWERS), upon transfer such Term Advance (the "ORIGINAL TERM ADVANCE") shall be divided into two separate Term Advances one in an amount equal to the amount of the Original Term Advance transferred and outstanding from the New Borrower and the other in an amount equal to the amount of the Original Term Advance not transferred and outstanding from the Existing Borrower.

         All Obligors which have granted Security prior to the relevant Exchange Date hereby approve in advance the assumption by the New Borrower as Borrower of the obligations secured by that Security and, waiving section 418 of the German Civil Code, the parties agree that such Security shall not be affected by any transfer or assumption of the obligations secured by such Security to the New Borrower.

37.      ADDITIONAL GUARANTORS

37.1     REQUEST FOR ADDITIONAL GUARANTOR
         The Parent may request that any of its Material Group Entities become an Additional Guarantor by delivering to the Facility Agent a Guarantor Accession Agreement duly executed by the Parent and such subsidiary, together with the documents and other evidence listed in Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS) in relation to such subsidiary. Such Guarantor will provide the Security requested by the Facility Agent which Security shall be given in accordance with sub-clause 23.1.12 (ADDITIONAL SECURITY).

37.2     GUARANTOR CONDITIONS PRECEDENT
         A company, in respect of which the Parent has delivered a Guarantor Accession Agreement to the Facility Agent, shall become an Additional Guarantor and assume all the rights, benefits and obligations of a Guarantor as if it had been an original party hereto (subject to certain limitations customary and required and as agreed to and set out in the relevant Guarantor Accession Agreement) as a Guarantor on the date on which the Facility Agent notifies the Parent that it has received, in form and substance satisfactory to it, all the documents and other evidence listed in Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS).

37.3     APPROVED SUBSTITUTE GUARANTOR
         If the Parent has not been able to acquire more than 90 per cent. of the Target Company Shares within a twelve month period commencing with the Closing Date and if the Parent demonstrates to the Banks and Facility Agent that in order to optimise the tax position of the Group and/or Fin Newco II it is advisable that Fin Newco II be substituted with the Approved Substitute Guarantor then Fin Newco II may assign all its rights and obligations under this Agreement to the Approved Substitute Guarantor which shall assume such rights and obligations, such assignment of contract (VERTRAGSUBERNAHME) to be effected under an assignment of contract agreement (VERTRAGSUBERNAHMEVERTRAG) on terms satisfactory to the Facility Agent (acting on the instructions of an Instructing Group):

         37.3.1 if the Facility Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in
                  Schedule 8 (ADDITIONAL CONDITIONS PRECEDENT FOR
                  ADDITIONAL/SUBSTITUTE OBLIGORS) with regard to the Approved Substitute Guarantor; and

         37.3.2   if concurrently with the assignment of contract
                  (VERTRAGSUBERNAHME) becoming effective the Approved Substitute Guarantor takes over all other assets and liabilities of Fin Newco II.

         Each of the Finance Parties hereby appoints the Facility Agent to act as its agent for the purpose of executing such assignment of contract agreement and any related document. The Facility Agent shall be released from the restrictions set out in Section 181 of the German Civil Code (BURGERLICHES GESETZBUCH).

37.4     POWER OF ATTORNEY
         Each Additional Guarantor appoints the Parent as its agent for all purposes of, or in connection with, the Finance Documents, and the Finance Parties may rely upon any document signed by or on behalf of the Parent as is it had been signed by such Additional Guarantor. The Parent shall be released from the restrictions set out in Section 181 of the German Civil Code (BURGERLICHES GESETZBUCH). The Parent can grant substitute powers of attorney and release any sub-agent from such restrictions and revoke such substitute powers of attorney.

37.5     RELEASE OF FIN NEWCO II
         Immediately following the Junior Take-Out and the repayment of all monies outstanding under each of the Junior Facility Agreement, the Junior On-Loan and the PIK On-Loan Fin Newco II shall cease to be a Guarantor hereunder.

38.      CALCULATIONS AND EVIDENCE OF DEBT

38.1     BASIS OF ACCRUAL
         Interest, Bank Guarantee Commission and commitment commission, shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, save for Interest on Advances denominated in Sterling, which shall be calculated on a basis of a year of 365 days and the actual number of days elapsed.

38.2     QUOTATIONS
         If on any occasion a Reference Bank or Bank fails to supply the Facility Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to the Facility Agent, PROVIDED THAT, in relation to determining EURIBOR or LIBOR this Clause 38.2 shall not apply if only one Reference Bank supplies a quotation.

38.3     EVIDENCE OF DEBT
         Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

38.4     CONTROL ACCOUNTS
         The Facility Agent shall maintain on its books a control account or accounts in which shall be recorded (a) the amount of any Advance or any Unpaid Sum and the face amount of the Euro Amount of any Bank Guarantee issued and each Bank's share therein (b) the amount of all principal, interest and other sums due or to become due from an Obligor and each Bank's share therein and (c) the amount of any sum received or recovered by the Facility Agent hereunder and each Bank's share therein.

38.5     PRIMA FACIE EVIDENCE
         In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to Clause 38.3 (EVIDENCE OF DEBT) and Clause 38.4 (CONTROL ACCOUNTS) shall, in the absence of manifest error, be PRIMA FACIE evidence of the existence and amounts of the specified obligations of the Obligors.

38.6     CERTIFICATES OF BANKS
         A certificate of a Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 16.1 (TAXES PAYABLE), (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 17.1 (INCREASED COSTS) or (c) the amount of any credit, relief or remission as is mentioned in Clause 16.1 (TAXES PAYABLE) shall, in the absence of manifest error, be PRIMA FACIE evidence of the existence and amounts of the specified obligations of the Obligors.

38.7     FACILITY AGENT'S CERTIFICATES
         A certificate of the Facility Agent as to the amount at any time due from a Borrower or the Parent hereunder or the amount which, but for any of the obligations of such Borrower or the Parent hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from such Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of Clause 25 (GUARANTEE AND INDEMNITY).

38.8     BANK GUARANTEE
         A certificate of the Fronting Bank as to the amount paid out by it in respect of any Bank Guarantee shall, save for manifest error, be PRIMA FACIE evidence of the payment of such amounts in any legal action or proceedings arising in connection therewith.

39.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

39.1     REMEDIES AND WAIVERS
         No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under any Finance Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein and in the Finance Documents are cumulative and not exclusive of any rights or remedies provided by law.

39.2     PARTIAL INVALIDITY
         If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions thereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby, and the relevant provision shall be replaced with a new provision reflecting the same commercial intent of the parties, which provision shall be legal, valid and enforceable under the law of the relevant jurisdiction.

40.      NOTICES

40.1     COMMUNICATIONS IN WRITING
         Each communication to be made under the Finance Documents shall be made in writing and, unless otherwise stated, shall be made by fax or letter. Each communication shall be in German or English and if in German accompanied by a translation thereof into English certified as being true and accurate by an officer of the person making or delivering the same.

40.2     ADDRESSES
         Any communication or document to be made or delivered pursuant to the Finance Documents shall (unless the recipient of such communication or document has, by fifteen days' written notice to the Facility Agent, specified another address or fax number) be made or delivered to the address or fax number (in the case of each Original Obligor, the Facility Agent, the Arranger and the Security Agent) identified with its name below, (in the case of each Bank) notified in writing to the Facility Agent or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee and in the case of each acceding Obligor, identified in the relevant Accession Agreement.

40.3     DELIVERY
         Any communication or document to be made or delivered by one person to another pursuant to the Finance Documents shall (if by way of fax) be deemed to have been received when transmission has been completed or (if by way of letter) deemed to have been delivered when left at that address or, as the case may be, ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address, PROVIDED THAT (a) any communication or document to be made or delivered to the Facility Agent or Security Agent shall be effective only when received by its agency division or, as the case may be, trustee division and then only if the same is expressly marked for the attention of the department or officer identified with the Facility Agent's or, as the case may be, Security Agent's signature below (or such other department or officer as the Facility Agent or, as the case may be, the Security Agent shall from time to time specify for this purpose); (b) any communication or document made or delivered to the Parent in accordance with this Clause 40.3 shall be deemed to have been made or delivered to each of the Obligors; and (c) any document to be delivered pursuant to Clause 2.3 (CONDITIONS PRECEDENT) shall be delivered in the original form or in the form of a certified copy of the original form and any Notice of Drawdown shall be confirmed by letter, although failure to so confirm shall not invalidate the original request made thereunder.

41.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

42.      AMENDMENTS

42.1     AMENDMENTS
         The Facility Agent, if it has the prior consent of an Instructing Group, and the Obligors may from time to time agree in writing to amend the Finance Documents or to waive, prospectively or retrospectively, any of the requirements of the Finance Document and any amendments or waivers so agreed shall be binding on all the Finance Parties and the Obligors, PROVIDED THAT no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

42.2     AMENDMENTS REQUIRING THE CONSENT OF ALL THE BANKS
         An amendment or waiver which relates to:

         42.2.1 Clause 2.4 (BANKS' OBLIGATIONS SEVERAL), Clause 2.5 (BANKS' RIGHTS SEVERAL), Clause 25 (GUARANTEE AND INDEMNITY), Clause 32 (SHARING); Clause 35.2 (NO ASSIGNMENTS AND TRANSFERS BY THE OBLIGORS), or this Clause 42.

         42.2.2 a change in the principal amount of or currency of any Advance, or deferral of any Term Repayment Date, any Repayment Date or the Revolving Termination Date;

         42.2.3 a change in any Bank's Commitment or the Margin, the Bank Guarantee Commission Rate, the amount or currency of any payment of interest, fees or any other amount payable hereunder to any Finance Party or deferral of the date for payment thereof;

         42.2.4 the conditions set out in sub-clause 3.1.4 of Clause 3.1 (UTILISATION CONDITIONS FOR PUSH-DOWN ADVANCES) if an Event of Default or Potential Event of Default which relates to a Repeated Representation is continuing;

         42.2.5 the conditions set out in sub-clause 6.1.8 of Clause 6.1 (UTILISATION CONDITIONS FOR REVOLVING ADVANCES) if an Event of Default or Potential Event of Default which relates to a Repeated Representation is continuing;

         42.2.6 the definition of Event of Default, Instructing Group, Potential Event of Default or Term Availability Period;

         42.2.7   any Security Document where such amendment is material; or

         42.2.8 any provision which contemplates the need for the consent or approval of all the Banks,

         shall not be made without the prior consent of all the Banks.

42.3     EXCEPTIONS
         Notwithstanding any other provisions hereof, none of the Facility Agent, the Security Agent or the Fronting Bank shall be obliged to agree to any such amendment or waiver if the same would:

         42.3.1 amend or waive this Clause 42, Clause 27 (COSTS AND EXPENSES), Clause 33 (THE FACILITY AGENT, THE ARRANGER AND THE BANKS) or Clause 34 (THE BANKS AND THE FRONTING BANK); or

         42.3.2 otherwise amend or waive any of the Facility Agent's, the Security Agent's or the Fronting Bank's rights hereunder or subject the Facility Agent, the Security Agent, the Arranger or the Fronting Bank to any additional obligations hereunder or under the other Finance Documents.

42.4     AMENDMENTS BY PARENT
         The Parent (acting on behalf of each of the Obligors) may agree (and in the case of a manifest error, the Facility Agent may agree with the Parent) any amendment to or modification of the provisions of any of the Finance Documents or any schedule thereto, or grant any waiver or consent in relation thereto.

43.      GOVERNING LAW AND JURISDICTION

43.1     GERMAN LAW
         This Agreement shall be governed by, and shall be construed in accordance with, German law.

43.2     DISTRICT COURT
         The place of jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement shall be Munich.

43.3     NON-EXCLUSIVE JURISDICTION
         This Clause 43 is for the benefit of the Finance Parties only. As a result and notwithstanding Clause 43.2 (DISTRICT COURT), it does not prevent any Finance Party from taking proceedings against any of the Obligors in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

43.4     SERVICE OF PROCESS
         Each of the Obligors agrees that the process by which any suit, action or proceeding is begun in connection with any of the Finance Documents may be served on it by being delivered in connection with any suit, action or proceeding in the Federal Republic of Germany, to CMS Hasche Sigle Eschenlohr Peltzer Schafer attention Dr Udo Simmat at Schottlestrasse 8, D-70597 Stuttgart. If the appointment of the person mentioned in this Clause 43.4 ceases to be effective in respect of any Obligor, such Obligor shall immediately appoint a further person in the Federal Republic of Germany to accept service of process on its behalf in the Federal Republic of Germany and failing such appointment within fifteen days, the Facility Agent shall be entitled to appoint such a person by notice to such Obligor. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

                                   SCHEDULE 1
                                    THE BANKS

                                     PART I
                                 THE TERM BANKS

BANK                                               TERM A1         TERM A2        TERM B1 AND          TERM C
                                                COMMITMENT      COMMITMENT            TERM B2      COMMITMENT
                                                       EUR             EUR         COMMITMENT             EUR
                                                                                         EUR
The Governor and Company of the Bank of                 0    16,772,094.59      4,018,139.21     4,018,139.21
Ireland

The Governor and Company of the Bank of                 0    17,828,004.44      4,438,907.26     4,438,907.26
Scotland

Bayerische Landesbank Girozentrale                      0    16,772,094.59      4,018,139.21     4,018,139.21

BHF-Bank Aktiengesellschaft                             0    16,772,094.59      4,018,139.21     4,018,139.21

CDP Euromezz S.a.R.L.                                   0                0      9,950,000.00     9,950,000.00

Centrobanca Banca di Credito Finanziario                0    19,823,045.86                 0                0
e Mobilare S.p.A.

Dresdner Bank AG in Hamburg                             0    19,613,466.41                 0                0

Jubilee CDO I B.V.                                      0                0      4,592,159.09     4,592,159.09

Mizuho Corporate Bank, Ltd                              0     6,326,518.86      3,938,698.12     3,938,698.12

Goldman Sachs Credit Partners, LP                       0     9,763,354.29      3,728,787.45     3,728,787.45

Harbourmaster Loan Corporation B.V                      0                0      7,462,500.00     7,462,500.00

Landesbank Hessen-Thueringen Girozentrale               0    13,755,490.45      4,018,139.21     4,018,139.21

Landesbank Schleswig-Holstein                           0    16,772,094.59      4,018,139.21     4,018,139.21
Girozentrale

Nordea Bank Finland Plc                                 0    21,812,736.79      8,236,910.38     8,236,910.38

Merrill Lynch Capital Corporation                       0     6,637,365.84      5,339,024.40     5,339,024.40

Deutsche Bank AG,  London                               0    12,350,558.27        995,000.00       995,000.00

OKO Osuuspankkien Keskusoankki Oyj                      0    16,872,998.72      4,018,139.21     4,018,139.21

The Prudential Assurance Company Limited                0                0      9,328,125.00     9,328,125.00

The Royal Bank of Scotland Plc,                         0    23,518,146.22      8,236,910.38     8,236,910.38
Niederlassung Frankfurt

Bayerische Hypo- und Vereinsbank AG                     0    21,812,736.77      8,236,910.39     8,236,910.39

NORDIC INVESTMENT BANK                                  0    19,788,698.72      4,018,139.21     4,018,139.21

Credit Suisse First Boston                              0                0      3,109,375.00     3,109,375.00

Duchess I CDO S.A.                                      0                0      3,729,718.08     3,729,718.08

TOTAL                                                       276,991,500.00    109,450,000.00   109,450,000.00

                                     PART II
                               THE REVOLVING BANKS

BANK                                                                              REVOLVING COMMITMENT
                                                                                  (EXCLUDING ANCILLARY
                                                                                       COMMITMENT) EUR
The Governor and Company of the Bank of Ireland                                           3,103,821.52

The Governor and Company of the Bank of Scotland                                          2,671,617.80

Bayerische Landesbank Girozentrale                                                        3,103,821.52

BHF-Bank Aktiengesellschaft                                                               3,103,821.52

CDP Euromezz S.a.R.L.                                                                                0

Centrobanca Banca di Credito Finanziario e Mobilare S.p.A.                                4,603,821.52

Dresdner Bank AG in Hamburg                                                               3,088,989.89

Jubilee CDO I B.V.                                                                                   0

Mizuho Corporate Bank, Ltd                                                                5,535,977.31

Goldman Sachs Credit Partners, LP                                                                    0

Harbourmaster Loan Corporation B.V                                                                   0

Landesbank Hessen-Thueringen Girozentrale                                                            0

Landesbank Schleswig-Holstein Girozentrale                                                3,103,821.52

Nordea Bank Finland Plc                                                                              0

Merrill Lynch Capital Corporation                                                         2,439,024.38

Deutsche Bank AG,  London                                                                            0

OKO Osuuspankkien Keskuspankki Oyj                                                                   0

The Prudential Assurance Company Limited                                                             0

The Royal Bank of Scotland Plc, Niederlassung Frankfurt                                   4,245,283.02

Bayerische Hypo- und Vereinsbank AG                                                                  0

NORDIC INVESTMENT BANK                                                                               0

Credit Suisse First Boston                                                                           0

Duchess I CDO S.A.                                                                                   0

TOTAL                                                                                    35,000,000.00

                                    PART III
                                THE TERM B1 BANKS



BANK                                                                                     TERM B1 COMMITMENT
                                                                                                        EUR
The Governor and Company of the Bank of Ireland                                                4,018,139.21

The Governor and Company of the Bank of Scotland                                               4,438,907.26

Bayerische Hypo- und Vereinsbank AG, London Branch                                             8,236,910.39

Bayerische Landesbank Girozentrale                                                             4,018,139.21

BHF-Bank Aktiengesellschaft                                                                    4,018,139.21

Credit Suisse First Boston                                                                     3,109,375.00

Deutsche Bank AG, London                                                                         995,000.00

Mizuho Corporate Bank, Ltd                                                                     3,938,698.12

Goldman Sachs Credit Partners, LP                                                              3,728,787.45

Landesbank Hessen-Thueringen Girozentrale (HELABA)                                             4,018,139.21

Landesbank Schleswig-Holstein Girozentrale                                                     4,018,139.21

Nordea Bank Finland Plc                                                                        8,236,910.38

Merrill Lynch Capital Corporation                                                              5,339,024.40

Oko Osuuspankkien Keskuspankki Oyj                                                             4,018,139.21

The Prudential Assurance Company Limited                                                       9,328,125.00

The Royal Bank of Scotland Plc, Niederlassung Frankfurt                                        8,236,910.38

Nordic Investment Bank                                                                         4,018,139.21

TOTAL                                                                                         83,715,622.83

                                     PART IV
                                THE TERM B2 BANKS



BANK                                                   TERM B2 COMMITMENT
                                                                      EUR
Jubilee CDO I B.V.                                           4,592,159.09
Duchess I CDO S.A.                                           3,729,718.08
CDP Euromezz S.a.R.L.                                        9,950,000.00
Harbourmaster Loan Corporation B.V.                          7,462,500.00
TOTAL                                                       25,734,377.17

                                   SCHEDULE 2
                          FORM OF TRANSFER CERTIFICATE

To:      [Facility Agent]

         [Security Agent]



                              TRANSFER CERTIFICATE

relating to the agreement (as from time to time amended, varied, or supplemented, the "FACILITIES AGREEMENT") dated [ ] whereby senior multicurrency term and revolving loan facilities were made available to [ ] as original borrower by a group of banks on whose behalf, [ ] acted as agent in connection therewith.

1. Terms defined in the Facilities Agreement shall, subject to any contrary indication, have the same meanings herein. The terms Bank, Transferee and Portion Transferred are defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "BANK'S PARTICIPATION IN THE TERM FACILITIES", "TERM ADVANCES", "BANK'S PARTICIPATION IN THE REVOLVING FACILITY", "REVOLVING ADVANCES" and "BANK GUARANTEES" accurately summarises its participation in the Facilities Agreement and the Interest Period or Term of any existing Advances and (ii) requests the Transferee to accept and procure the transfer by transfer and assumption to the Transferee of the percentage of the Bank's Participation (equal to the percentage that the Amount Transferred is of the aggregate of the component amounts (as set out in the Schedule hereto) of the Bank's Participation) by counter-signing and delivering this Transfer Certificate to the Facility Agent at its address for the service of notices specified in the Facilities Agreement.

3. The Transferee hereby requests the Facility Agent to accept this Transfer Certificate as being delivered to the Facility Agent pursuant to and for the purposes of Clause 35.5 (TRANSFERS BY BANKS) of the Facilities Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Facilities Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Obligors.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Facilities Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facilities Agreement will be assumed by it after delivery of this Transfer Certificate to the Facility Agent (including the obligation to pay an assignment and transfer fee pursuant to Clause 35.7 (ASSIGNMENT AND TRANSFER FEES) of the Facilities Agreement) and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect. The Transferee further undertakes to promptly and duly execute an accession document to any Finance Document if so contemplated by such Finance Document.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facilities Agreement, the other Finance Documents or, in any case, any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Facilities Agreement, the other Finance Documents or, in any case, any document relating thereto and any and all such conditions and warranties, whether express or implied by law or, in any case, otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Facilities Agreement or the other Finance Documents (or, in any case, any document relating thereto) shall oblige the Bank to (a) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Facilities Agreement or the other Finance Documents transferred pursuant hereto or (b) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including the non-performance by an Obligor or any other party to the Facilities Agreement or the other Finance Documents (or, in any case, any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (a) or (b) above.

8. Pursuant to article 1278 of the French Civil Code any Security Document governed by French law granted by any Additional Obligor is hereby expressively preserved for the benefit of the Transferee. The Transferee hereby expressly consents to the declarations of the Security Agent made on behalf and in the name of the Transferee as Future Pledgee (as defined in the Security Documents governed by German law) in the Security Documents governed by German law. The Transferee confirms that it is aware of the contents of the Security Documents governed by German law.

9. This Transfer Certificate and the rights, benefits and obligations of the parties hereunder shall be governed by and construed in accordance with German law.

                                  THE SCHEDULE



1.       Bank:
2.       Transferee:
3.       Transfer Date:
4.       Bank's Participation in the Term Facilities:
         (a)      Bank's Term A1 Commitment                                          Portion Transferred
         (b)      Bank's Term A2 Commitment                                          Portion Transferred
         (c)      Bank's Term B1 Commitment                                          Portion Transferred
         (d)      Bank's Term B2 Commitment                                          Portion Transferred
         (e)      Bank's Term C Commitment                                           Portion Transferred
5.       Term Advances:
         (a)      Term A1 Advances
                  Amount of Bank's Participation                Interest Period      Portion Transferred
         (b)      Term A2 Advances
                  Amount of Bank's Participation                Interest Period      Portion Transferred
         (c)      Term B1 Advances
                  Amount of Bank's Participation                Interest Period      Portion Transferred
         (d)      Term B2 Advances
                  Amount of Bank's Participation                Interest Period      Portion Transferred
         (e)      Term C Advances
                  Amount of Bank's Participation                Interest Period      Portion Transferred
6.       Bank's Participation in the Revolving Facility:
         Bank's Revolving Commitment                                                 Portion Transferred
7.       Revolving Advance(s):
         Amount of Bank's Participation                         Term and Repayment   Portion Transferred
                                                                Date
8.       Bank Guarantee(s) (Revolving Facility                  Term and Expiry      Portion Transferred
         Banks Guarantee Proportion                             Date
[Transferor Bank]                                               [Transferee Bank]    Facility Agent
By:                                                  By:                             By:
Date:                                                Date:                           Date:


_____________________________________________________________________________

                      ADMINISTRATIVE DETAILS OF TRANSFEREE

Address:

Contact Name:

Account for Payments

in [    ] EUR:

in [    ]

Fax:

Telephone:

_____________________________________________________________________________

* Details of the Bank's Available Term Commitment should not be completed after the last day of the Term Availability Period.

[Note: Execution and delivery of the Transfer Certificates may not be sufficient to transfer security]

                                   SCHEDULE 3
                              CONDITIONS PRECEDENT

(A)      CORPORATE DOCUMENTS

1.       In relation to the Parent and Fin Newco II:

         (i) a certified copy, of its constitutional documents, including an up-to-date officially certified commercial register extract (BEGLAUBIGTER HANDELSREGISTERAUSZUG) and the articles of association (SATZUNG);

         (ii) a certified copy of the minutes of its shareholders' resolution authorising the execution, delivery and performance of the Finance Documents and the terms and conditions thereof; and

         (iii) a certificate of a duly authorised officer of it setting out the names and signatures of the persons authorised to sign as of the date hereof, on its behalf, each Finance Document to which it is or is to be party and each Notice of Drawdown which may be delivered by it and confirming that the transactions contemplated by, and the entering into of, the Finance Documents will not contravene any provision of its constitutional documents.

2. The Group Structure Chart (showing all Material Group Entities, assuming that the Acquisition has completed).

(B)      ACCOUNTS AND REPORTS

1.       The Business Plan.

2.       The other Reports.

3. The Original Financial Statements, the latest interim accounts, the latest quarterly accounts, the latest monthly management accounts covering a period of three months.

(C)      ACQUISITION DOCUMENTS AND RELATED MATTERS

1. An executed copy, certified by an authorised representative of the Parent as true, complete and up-to-date, of each Acquisition Document and the documents required to be delivered pursuant thereto.

2. A certificate of a duly authorised officer of the Parent confirming that the Acquisition pursuant to the Acquisition Documents will be completed immediately following the concurrent making of the first advances under the Term A1 Facility, the Term B Facility and the Term C Facility.

3. Evidence that all governmental and regulatory consents and other clearances and all third party consents and approvals necessary or desirable in connection with the Acquisition (including the approval by the relevant authorities regulating competition in the EU, Poland and the US and any other jurisdiction as the case may be) have been obtained and are in full force and effect.

4.       A Certificate of the Parent detailing the estimated Acquisition Costs.

(D)      OFFER DOCUMENTS AND RELATED MATTERS

1. A copy, certified by an authorised representative of the Parent as true, complete and up-to-date of the latest draft, of each Offer Document and the documents required to be delivered pursuant thereto.

2. Evidence that all governmental and regulatory consents and other clearances and all third party consents and approvals necessary or desirable in connection with the Offers (including the approval by the relevant authorities regulating competition in the EU, Poland and the US and any other jurisdiction as the case may be) have been obtained and are in full force and effect.

3. A certificate of the Parent confirming that the Offers comply with the provisions of the Finnish Securities Market Act and Guideline 204.1 of the Finnish Financial Supervision Authority.

(E)      OTHER FINANCING DOCUMENTS

1.       An executed copy of the Shareholder Loans.

2. Evidence that an aggregate amount of at least an amount in euro equal to EUR 60,300,000 will be, prior to the first drawdown hereunder contributed to the Parent by the Initial Investors as equity (including Shareholder Loans).

3. Evidence that the ratio of equity (share capital plus share premium) to Shareholder Loans contributed and to be contributed to the Parent is in compliance with applicable thin capitalization rules.

4.       An executed copy of the Junior Documents.

5. A draft funds flow statement in a form agreed to by the Parent, the Arranger and the Facility Agent detailing the proposed movement of funds on the Closing Date.

(F)      SECURITY, GUARANTEE AND PRIORITY DOCUMENTS

1. The Security Documents granting, evidencing or pursuant to which the Security will be granted, including:

(a) a duly executed pledge agreement dated on or about the date hereof granting first ranking pledges over the Target Company Shares held or to be held by the Parent together with evidence satisfactory to the Facility Agent, that prior to or concurrently with the first draw-down hereunder such pledge is registered in the relevant register; and

(b)      the Assignment Agreement I and the Assignment Agreement II; and

(c) a duly executed pledge agreement dated on or about the date hereof granting first ranking pledges over the Holding Account.

2.       A duly executed Security Trust Agreement.

3.       A duly executed Intercreditor Agreement.

4.       A duly executed Subordination Agreement.

(G)      LEGAL OPINIONS

1. Legal Opinion, dated the date on or about the date hereof, of Clifford Chance, German counsel to the Facility Agent, in form and substance satisfactory to the Arranger.

2. Legal Opinion, dated the date on or about the date hereof, of Dittmar & Indrenius, Finnish counsel to the Parent, in form and substance satisfactory to the Arranger.

3. Legal Opinion, dated the date on or about the date hereof, of Hannes Snellman, Finnish counsel to the Facility Agent in form and substance satisfactory to the Arranger.

4. Evidence in form and substance satisfactory to the Arranger with regard to the up-stream-ability of retained earnings in respect of each of the Approved Additional Borrowers.

5. Legal Opinion, dated the date on or about the date hereof, of Dittmar & Indrenius or Hannes Snellmann, Finnish counsel to the Parent, with respect to the Merger in form and substance satisfactory to the Arranger.

(H)      MISCELLANEOUS

1. The fee letters referred to in Clauses 26.3 (ARRANGEMENT FEE AND STRUCTURING FEE), 26.4 (FACILITY AGENCY FEE) and 26.5 (SECURITY AGENCY
         FEE).

2.       Agreed form Hedging Strategy Letter.

3.       Agreed form Syndication Letter.

4. Evidence that the fees, costs and expenses required to be paid by the Parent under this Agreement or in connection thereof will be paid concurrently with the first drawdown hereto.

5. A certificate of an Authorised Signatory of the Parent confirming that the utilisation of the Facilities would not breach any restriction of its borrowing powers or power to grant security or give a guarantee.

6.       Evidence that the Holding Account has been opened.

                                   SCHEDULE 4
                               NOTICE OF DRAWDOWN

From:    [Borrower]

To:      [         ]

Dated:

Dear Sirs,

1. We refer to the agreement (the "FACILITIES AGREEMENT") dated [ ] and made between, INTER ALIA, [ ] as original borrower, [ ] as agent and security trustee and the financial institutions named therein as Banks. Terms defined in the Facilities Agreement shall have the same meaning in this notice.

2.       This notice is irrevocable.

3. We hereby give you notice that, pursuant to the Facilities Agreement and on [date of proposed Advance], we wish [the Banks]/[NAME OF BANK as Fronting Bank] to [make an Advance] [issue a Bank Guarantee] as follows:

         (a)      [principal]/[face] amount:

         (b)      Utilisation Date:

         (c)      Term:

         (d)      [Repayment Date]/[Expiry Date]:

4. We would like this [Advance] [Bank Guarantee] to be denominated in [currency].

5. We would like this Advance to have a [Term] [Interest Period] of [ ] months duration.

6. [We confirm that, at the date hereof, the representations and warranties in Clause 20 (REPRESENTATIONS) and the Repeated Representations are true and no Event of Default or Potential Event of Default is continuing.]*

7. [We confirm that at the date hereof, the representations and warranties in Clause 20 (REPRESENTATIONS) and the Repeated Representations are true and no Event of Default has occurred or would occur as a result of the making of such Term Advance.]**

8. The proceeds of this drawdown should be credited to [insert account details]. [The Bank Guarantee should be issued in favour of [NAME OF RECIPIENT] in the form attached and delivered to the recipient at [ADDRESS OF RECIPIENT]. The purpose of its issue is [o].

                                Yours faithfully

                          .............................
                              Authorised Signatory
                              for and on behalf of
                               [Name of Borrower]



































* not required in the case of a Push-Down Advance;

** only required in the case of a Push-Down Advance;

                                   SCHEDULE 5
                               FINANCIAL CONDITION

1.       TOTAL  DEBT LEVERAGE RATIO

         The Total Debt Leverage Ratio for each Relevant Period calculated on a Rolling Basis, shall not at the end of each Financial Quarter during the time periods specified below be more than the ratio set out in column 2 below opposite such time period:

         COLUMN 1                                                      COLUMN 2
         1 October 2001 - 30 September 2002                            5.00
         1 October 2002 - 30 June 2003                                 5.15
         1 July 2003 - 30 September 2003                               4.90
         1 October 2003 - 31 March 2004                                4.55
         1 April 2004 - 30 June 2004                                   4.25
         1 July 2004 - 30 September 2004                               4.00
         1 October 2004 - 30 September 2005                            3.50
         1 October 2005 - 30 September 2006                            3.00
         1 October 2006 - 30 September 2007                            2.75
         1 October 2007 - 30 September 2008                            2.50
         1 October 2008 - 30 September 2009                            2.00
         1 October 2009 - 30 September 2010                            2.00


         "TOTAL DEBT LEVERAGE RATIO" means in respect of any Relevant Period, the ratio of Total Net Debt to Consolidated Adjusted EBITDA for such Relevant Period.

2.       SENIOR DEBT LEVERAGE RATIO

         The Senior Debt Leverage Ratio for each Relevant Period calculated on a Rolling Basis, shall not at the end of each Financial Quarter during the time periods specified below be more than the ratio set out in column 2 below opposite such time period:

         COLUMN 1                                                      COLUMN 2
         1 October 2001 - 30 September 2002                            3.50
         1 October 2002 - 30 September 2003                            3.25
         1 October 2003 - 30 September 2004                            2.75
         1 October 2004 - 30 September 2005                            2.25
         1 October 2005 - 30 September 2006                            2.00
         1 October 2006 - 30 September 2007                            1.50
         1 October 2007 - 30 September 2008                            1.00
         1 October 2008 - 30 September 2009                            1.00
         1 October 2009 - 30 September 2010                            1.00

         "SENIOR DEBT LEVERAGE RATIO" means in respect of any Relevant Period, the ratio of Total Net Senior Debt to Consolidated Adjusted EBITDA for such Relevant Period.

3.       INTEREST COVER

         The Interest Cover for each Relevant Period, calculated on a Rolling Basis, shall not at the end of each Financial Quarter during the time periods specified below be less than the ratio set out in column 2 below opposite such time periods:

         COLUMN 1                                                      COLUMN 2
         1 October 2001 - 30 September 2003                            2.20
         1 October 2003 - 30 September 2005                            2.50
         1 October 2005 - 30 September 2006                            3.00
         1 October 2006 - 30 September 2010                            3.50


         "INTEREST COVER" means, in relation to any Relevant Period, the ratio of Consolidated Adjusted EBITDA to Consolidated Cash Net Finance Charges for such Relevant Period.

4.       FIXED CHARGE COVER

         The Fixed Charge Cover in respect of each Relevant Period, calculated on a Rolling Basis, shall not at the end of each Financial Quarter, starting with the Financial Quarter ending on 31 December 2001, be less than 1.00 throughout.

         "FIXED CHARGE COVER" means, in respect of any Relevant Period, the ratio of (i) the sum of Consolidated Operational Cash Flow and Cash to
         (ii) Net Debt Service.

5.       CAPITAL EXPENDITURE

         The Group shall not in any financial year incur Capital Expenditure in excess of the amount set out in Column 2 below opposite such financial year:

         COLUMN 1                                               COLUMN 2
         FINANCIAL YEAR ENDING                              AMOUNT (EUR MIL)
         31 December 2001                                          70
         31 December 2002                                          50
         31 December 2003                                          50
         31 December 2004                                          60
         31 December 2005                                          60
         31 December 2006                                          60
         31 December 2007                                          65
         31 December 2008                                          70
         31 December 2009                                          70
         31 December 2010                                          70


FINANCIAL DEFINITIONS

In Clause 22 (FINANCIAL CONDITION) and this Schedule 5 the following terms have the following meanings.

         "CAPITAL EXPENDITURE" means any expenditure (i) excluding any reinvestment of net disposal proceeds where such proceeds are reinvested in assets of the same class, (ii) excluding any replacement of assets out of insurance proceeds (iii) excluding without double counting any subsidies received from third parties outside the Group
         (iv) excluding minor individual investments which according to the Target Group's fixed asset valuation principles are to Be expensed following the materiality principle of accounting (v) for the avoidance of doubt excluding any one-off effects from the acquisition and first time consolidation of the Caradon/Twyford Bathrooms business (vi) excluding acquisition of shares and/or business operations and (vii) for the avoidance of doubt also excluding revaluations of any existing assets and equity increases in existing subsidiaries of the Group and
         (viii) including any reinvestment of disposal proceeds other than such referred to under (i) above or obligations in respect of expenditure (including any obligation in respect of the capital element of any finance lease, operating lease or capital lease) for the acquisition of equipment, fixed assets, real property, intangible assets and other assets of a capital nature, or for the replacements or substitutions therefore or additions or improvements thereto in each case which would be treated as a capital asset in accordance with the Accounting Terms and Principles set out below in this Schedule 5, together with costs incurred in connection therewith.

         "CASH" means outstanding cash balances and cash equivalents (e.g. especially monies held at banks on current accounts, including for the avoidance of doubt the Holding Account as well as any negotiable instruments which are at any time freely convertible into cash at secondary markets).

         "CONSOLIDATED ADJUSTED EBITDA" means the consolidated net profit (or loss) of the Group before:

         (a)      minority interests;

         (b) taxes for the Relevant Period, including any provision made on account of taxation;

         (c)      change in deferred taxes;

         (d)      Consolidated Net Finance Charges for such period;

         (e)      share of profits or losses in associated companies;

         (f) the aggregate net amount of any realised and unrealised exchange gains and losses related to financial transactions and balances including, without limit, those arising on translation of currency borrowings and a mark-to-market valuation of currency hedging arrangements;

         (g)      any items treated as exceptional or extraordinary items;

         (h) any operational expenses directly related to an acquisition, e.g. restructuring costs and provisions, consultancy and advisory fees, for which the Accounting Terms and Principles set out below in this Schedule 5 offer the option to either capitalize the respective amounts as part of consolidation goodwill or directly expense them in the year they have been incurred;

         (i) any amount attributable to amortisation of intangible assets (including the amortisation of goodwill) and depreciation of tangible assets and amortisation; and

         (j) any amount (not exceeding Euro 1 Mio.) attributable to e-commerce business project in 2001.

         "CONSOLIDATED CASH NET FINANCE CHARGES" means Consolidated Net Finance Charges deducting all interest payments which have to be capitalized.

         "CONSOLIDATED NET FINANCE CHARGES" means the aggregate consolidated amount of the interest, commission, discounts and other finance payments payable (in cash or in non-cash accrued form) by the Group:

         (a) INCLUDING any commission, fees, discounts and other finance payments payable under any interest rate or currency hedging arrangement;

         (b) BUT DEDUCTING (i) any commission, fees, discounts and other finance payments receivable under any interest rate or currency hedging instrument permitted by this Agreement and
                  (ii) any interest receivable on any deposit, bank account or financial asset and (iii) any dividend income received;

         (c) BUT EXCLUDING (i) any Acquisition Costs and (ii) any Senior Notes Costs.

         "CONSOLIDATED OPERATIONAL CASH FLOW" means the consolidated net profit (or loss) of the Group (and in respect of the period prior to the Closing Date, the Target Group) after adding:

         (a) any amount attributable to amortisation of intangible assets (including the amortisation of goodwill) and depreciation of tangible assets and amortisation;

         (b)      any decrease in the amount of Working Capital;

         (c)      any increase in long term provisions;

         (d) any provision or accrual made for taxes, including any increase in deferred taxes;

         (e)      Consolidated Cash Net Finance Charges;

         (f) any cash paid in respect of any exceptional or extraordinary item;

         and deducting:

         (a) any amount of Capital Expenditure actually made by any member of the Group;

         (b)      any increase in the amount of Working Capital;

         (c) any cash received in respect of any exceptional or extraordinary item;

         (d)      any decrease in long term provisions,

         and so that no amount shall be included or excluded more than once and PROVIDED THAT any decreases or increases resulting from the Acquisition Costs, the Senior Notes Costs or any costs arising out of transactions referred to in the Hedging Strategy Letter passed through the profit and loss account as an expense shall be deducted or added back as the case may be.

         "CURRENT ASSETS" means at any time the consolidated sum of inventory and non-interest bearing receivables of the Group including INTER ALIA, trade receivables, receivables from affiliates and other receivables including sundry debtors (but excluding cash at bank and in hand) maturing within twelve months from the date of computation.

         "CURRENT LIABILITIES" means at any time the sum of provisions and consolidated non-interest bearing liabilities of the Group falling due within twelve months (including inter alia trade creditors, prepayments, accruals, amounts payable to affiliates excluding any Financial Indebtedness).

         "EXCESS CASH FLOW" shall be calculated for each full financial year, and it means, Consolidated Operational Cash Flow for that period less:

         (a) Net Debt Service excluding, for the avoidance of doubt, the amounts of any proceeds received in connection with the Junior Take-Out and the PIK Take-Out to the extent such amounts are applied in such period in the prepayment of amounts outstanding under the Junior Facility Agreement, the Liquidity Facility Agreement, this Agreement or as agreed in writing by an Instructing Group (as the case may be);

         (b) for any period prior to the Registration of the Senior Notes with the SEC following the Junior Take-Out: (i) the Acquisition Costs less that portion of the Acquisition Costs which have already been incurred in previous periods, (ii) any costs prefunded to finance the Junior Take-Out (including the Senior Notes Costs) (together with the Acquisition Costs up to an aggregate amount of EUR 60,300,000) and (iii) any costs arising out of any transaction referred to in the Hedging Strategy Letter;

         (c) for the period in which the Registration of the Senior Notes with the SEC following the Junior Take-Out has occurred adding: any Acquisition Costs or any costs (including the Senior Notes Costs) which have been prefunded to finance the Junior Take-Out and have not been expensed or accrued for;

         (d) for the period in which the Registration of the Senior Notes with the SEC following the Junior Take-Out has occurred: accrued but unpaid interest on the Senior Notes;

         (e)      any Capital Expenditure incurred but not yet paid;

         (f) any Capital Expenditure contained in the Budget for such period; and

         (g) monies outstanding under the Liquidity Facility Agreement other than Permanent Drawings (as defined in the Liquidity Facility Agreement) at the end of such period,

         without double counting.

         "FINANCIAL QUARTER" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

         "NET DEBT SERVICE" means the aggregate of:

         (a)      Consolidated Cash Net Finance Charges; and

         (b) the aggregate of scheduled and mandatory payments (excluding those mandatory payments which have to be effected according to Clause 14.4 (MANDATORY PREPAYMENT OF EXCESS CASH)) of any Indebtedness for Borrowed Money falling due.

         "QUARTER DATE" means each of 31 March, 30 June, 30 September and 31 December.

         "RELEVANT PERIOD" means each period of twelve months ending on the last day of the Parent's financial year and each period of twelve months ending on the last day of each Financial Quarter of the Parent's financial year.

         "ROLLING BASIS" refers to the calculation of a ratio or an amount made at the end of a Financial Quarter in respect of that Financial Quarter and each of the preceding three Financial Quarters.

         "TOTAL CASH INTEREST EXPENSE" means, at any time (without double counting), the consolidated aggregate interest expenses of the Group but deducting interest expenses which do not have to be paid in cash but on an accrued basis.

         "TOTAL NET DEBT" means, at any time (without double counting), the aggregate consolidated indebtedness of the Group (and in respect of the period prior to the Closing Date, the Target Group) constituting Indebtedness for Borrowed Money but:

         (a) excluding such Indebtedness of any Group (or, as the case may be, Target Group) member to the Initial Investors, Dutch Newco or Lux Newco II (as the case may be) arising under Shareholder Loans (including following the Shareholder Loan Restructuring) (whether directly or indirectly); and

         (b) also excluding Indebtedness arising under the PIK On-Loan and the PIK Loan Agreement and pursuant to the PIK Loan Restructuring; and

         (c) deducting Cash and without double counting all interest bearing receivables

         "TOTAL NET SENIOR DEBT" means, at any time (without double counting), the consolidated Indebtedness for Borrowed Money constituting such part of the Total Net Debt as is outstanding under the Senior Facilities Agreement or ranking pari passu with such indebtedness but deducting the Cash held at such time.

         "WORKING CAPITAL" means at any date:

         (a) the Current Assets of the Group (and in respect of the period prior to the Closing Date, the Target Group); less

         (b) the Current Liabilities of the Group (and in respect of the period prior to the Closing Date, the Target Group).

FINANCIAL TESTING
The financial covenants set out in Schedule 5 (FINANCIAL CONDITION) shall be tested for the Relevant Period, as of the last day of the Financial Quarter ending on or about the dates specified above, by reference to each of the financial statements and/or each Compliance Certificate delivered pursuant to Clause 21 (FINANCIAL INFORMATION) except for item 5 (Capital Expenditure) which shall be tested as at the end of each financial year.

For the first Relevant Period ending on 31 December 2001 the computation of year-on-year changes in all assets and liabilities of the Target Group shall be adjusted for one-off effects resulting out of the first time consolidation of the Caradon/Twyford Bathrooms business.

The financial condition and the amount of Excess Cash Flow, as the case may be, set out in and certified by any Compliance Certificate shall in the absence of manifest error be conclusive.

ACCOUNTING TERMS AND PRINCIPLES
For the avoidance of doubt, all the financial covenants specified in this schedule shall be calculated based on the consolidated financial statements of the Group (and in respect of the period prior to the Closing Date, the Target Group). Any transactions or balances between subsidiaries of the Group or the Parent and any of its subsidiaries shall be eliminated in the consolidation.

All accounting, reporting and consolidation principles as well as any accounting terminology not defined separately herein, shall be construed in accordance with generally accepted accounting principles prevailing in Finland at any time, as consistently applied by the Group.

                                   SCHEDULE 6
                         FORM OF COMPLIANCE CERTIFICATE

To:      [         ]



Date:

Dear Sirs,

1. We refer to an agreement (the "FACILITIES AGREEMENT") dated [ ] and made between, INTER ALIOS, [ ] as original borrower, [ ] as agent and security trustee, the financial institutions defined therein as Banks and others.

2. Terms defined in the Facilities Agreement shall bear the same meaning herein.

3. We confirm that on the Financial Quarters ending as indicated in Column 1 below the ratios or amounts set out below are as follows:

         (a)    TOTAL DEBT LEVERAGE RATIO

                  COLUMN 1                                        COLUMN 2

                  FINANCIAL QUARTER ENDING                        RATIO

                  [                 ]                             [         ]


         (b)    SENIOR DEBT LEVERAGE RATIO

                  COLUMN 1                                        COLUMN 2

                  FINANCIAL QUARTER ENDING                        RATIO

                  [                 ]                             [         ]


         (c)    INTEREST COVER

                  COLUMN 1                                        COLUMN 2

                  FINANCIAL QUARTER ENDING                        RATIO

                  [                 ]                             [         ]

         (d)    FIXED CHARGE COVER

                  The Fixed Charge Cover is [ ]

         (e)    CAPITAL EXPENDITURE

                  COLUMN 1                                        COLUMN 2

                  FINANCIAL YEAR ENDING                           AMOUNT (EUR)

                  [                 ]                             [         ]


4.       The amount of Excess Cash flow for financial year ending [   ] is:    ]

5.       We confirm that the Material Group Entities at the date hereof are
         [     ].

6. [We confirm that no Event of Default or Potential Event of Default was continuing unremedied or unwaived on [SPECIFY YEAR END OR QUARTER END
         DATE TO WHICH CERTIFICATE RELATES] [OTHER THAN [              ]]*.

7. [We confirm that the Repeated Representations were true on [SPECIFY YEAR END OR QUARTER END DATE TO WHICH CERTIFICATE RELATES] [other than
         [             ]]*

[Signed:       .........................            .........................

Director                                            Director
of                                                  of
[Parent]                                            [Parent]

OR

..............................
for and on behalf of
[name of auditors of [the Parent]




----------
        *Only to be given by Parent, not auditors.

                                   SCHEDULE 7
                 FORM OF BORROWER/GUARANTOR ACCESSION AGREEMENT

This Accession Agreement is made on the [         ] day of [         ]

Between:

1.       [         ] on behalf of itself as agent and on behalf of the Finance
         Parties (the "AGENT");

2.       [Subsidiary] (the "Additional Borrower"/the "Additional Guarantor");
         and

3.       [         ] (the "Parent").



WHEREAS

(A) By an agreement (the "FACILITIES AGREEMENT") dated [ ] and made, INTER ALIOS, between [ ] as original borrower, [ ] as facility agent and security agent, the financial institutions defined therein as Banks and others, term and revolving loan facilities were made available to the Borrowers named therein.

(B) [The Parent] requests that [SUBSIDIARY] become an [Additional Borrower/Guarantor] pursuant to Clause 36.1 [(REQUEST FOR ADDITIONAL BORROWER)/Clause 37.1 (REQUEST FOR ADDITIONAL Guarantor)] of the Facilities Agreement.

Now it is hereby agreed as follows:

1. Terms defined in the Facilities Agreement shall bear the same meaning herein.

[THE ADDITIONAL BORROWER HEREBY REPRESENTS THAT THE TRANSACTIONS REFERRED TO IN THIS AGREEMENT WILL BE UNDERTAKEN ON ITS OWN BEHALF.]

2. [SUBSIDIARY/THE APPROVED ADDITIONAL BORROWER] hereby requests the Facility Agent to accept this Accession Agreement as being delivered to the Facility Agent pursuant to and for the purposes of [Clause 36.1 (REQUEST FOR ADDITIONAL BORROWER)/Clause 36.3 (APPROVED SUBSTITUTE BORROWER)/Clause 37 (ADDITIONAL GUARANTORS)] of the Facilities Agreement and its accession as a Revolving Borrower**/Guarantor** and undertakes, upon its becoming a Borrower/Guarantor, to perform all the obligations expressed to be undertaken under the Facilities Agreement and the Finance Documents by a Borrower/Guarantor and agrees that it shall be bound by the Facilities Agreement and the Finance Documents in all respects as if it had been an original party thereto as a Borrower/Guarantor.

3. [In accordance with Clause 8 (ANCILLARY FACILITIES) of the Facilities Agreement, the Additional Borrower hereby requests the establishment of an Ancillary Facility by conversion of [ ] of [ ]'s Available Revolving Commitment into an Ancillary Commitment with effect from [ ], such Ancillary Facility being [ ] and expiring on [ ].]

[3./4.] [SUBSIDIARY] is a company duly organised under the laws of [NAME OF RELEVANT JURISDICTION].

[4./5.] [SUBSIDIARY] confirms that it has received from [the Parent] a true and up-to-date copy of the Facilities Agreement [and a list of the Borrowers as at the date hereof].

[5./6.] [The Parent confirms on its own behalf and on behalf of all Obligors that, if [SUBSIDIARY] is accepted as an Additional Borrower, its guarantee obligations (and the guarantee obligations of other Obligors) pursuant to Clause 25 (GUARANTEE AND INDEMNITY) of the Facilities Agreement will apply to all the obligations of [SUBSIDIARY] under the Finance Documents in all respects in accordance with the terms of the Facilities Agreement.]

[6./7.]  [the Parent]:

         (a)      repeats the Repeated Representations; and

         (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of [SUBSIDIARY] becoming an Additional Borrower/Additional Guarantor.

[7./8.] [SUBSIDIARY] makes the Repeated Representations and the representation pursuant to Clause 20.9 (CLAIMS PARI PASSU) of the Facilities Agreement.

[8./9.]  [SUBSIDIARY'S] administrative details are as follows:

         Address:



         Fax No.:



[9./10.] [PROCESS AGENT* [SUBSIDIARY] agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on [ ] at its principal place of business in the Federal Republic of Germany. If the appointment of [ ] ceases to be effective, [SUBSIDIARY] shall immediately appoint another person in the Federal Republic of Germany to accept service of process on its behalf in the Federal Republic of Germany. If it fails to do so (and such failure continues for a period of not less than fifteen days), the Facility Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in the Federal Republic of Germany and to Proceedings elsewhere.]

[10./11.]  The Parent and [SUBSIDIARY] represent that the transactions referred to in this Memorandum will be undertaken on its own account.

[9./10./11.] This Memorandum shall be governed by German law.

AS WITNESS the hand of the duly authorised representatives of the parties hereto the day and year first before written.



* This clause is required only if the subsidiary is not incorporated in the Federal Republic of Germany.

** Subject to the consent of all the Banks and Clause 36 (ADDITIONAL BORROWERS), Allia International S.A.S. and Allia S.A.S. may also accede as Borrowers under the Term A2 Facility, Sanitec Kolo Sp. z o.o. may accede as a Borrower under the Term A2 Facility and the Term B1 Facility and certain other subsidiaries of the Parent may accede as a Borrower under the Term A2 Facility and the Term B1 Facility.

                                   SCHEDULE 8


                                     PART A
       ADDITIONAL CONDITIONS PRECEDENT FOR ADDITIONAL/SUBSTITUTE OBLIGORS

1. A copy, certified as at the date of the relevant Accession Agreement a true and up-to-date copy by an Authorised Signatory of the proposed Additional Obligor, of the constitutional documents of such proposed Additional Obligor, in relation to any German Additional Obligor, including an up-to-date officially certified commercial register extract (BEGLAUBIGTER HANDELSREGISTERAUSZUG) and the articles of association (SATZUNG).

2. A copy, certified as at the date of the relevant Accession Agreement a true and up-to-date copy by an Authorised Signatory of the proposed Additional Obligor, of any necessary board resolution and/or shareholders' resolution of such proposed Additional Obligor approving the execution and delivery of an Accession Agreement, the accession of such proposed Additional Obligor to this Agreement and the performance of its obligations under the Finance Documents and authorising a named person or persons to sign such Accession Agreement, any other Finance Document and any other documents to be delivered by such proposed Additional Obligor pursuant thereto.

3. A certificate of an Authorised Signatory of the proposed Additional Obligor setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Additional Obligor, the Accession Agreement, any other Finance Documents and any other documents to be delivered by such proposed Additional Obligor pursuant thereto.

4. If the proposed Additional Obligor is incorporated in a jurisdiction other than the Federal Republic of Germany, a certificate of an Authorised Signatory of the proposed Additional Obligor confirming that the utilisation of the Facilities would not breach any restriction of its borrowing powers or power to grant security or give a guarantee.

5. If the proposed Additional Obligor is incorporated in a jurisdiction other than the Federal Republic of Germany, a copy, certified a true copy by or on behalf of the proposed Additional Obligor, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Banks, necessary to render the relevant Accession Agreement legal, valid, binding and enforceable, to make such Accession Agreement admissible in evidence in the proposed Additional Obligor's jurisdiction of incorporation and to enable the proposed Additional Obligor to perform its obligations thereunder and under the other Finance Documents.

6. A copy, certified a true copy by an Authorised Signatory of the proposed Additional Obligor, of its latest financial statements.

7. If the proposed Additional Obligor is incorporated in a jurisdiction other than the Federal Republic of Germany, an opinion of the Banks' local counsel in the Relevant Jurisdiction in form and substance satisfactory to the Facility Agent.

8. An opinion of Clifford Chance in form and substance satisfactory to the Facility Agent.

9. If the proposed Additional Obligor is incorporated in a jurisdiction other than the Federal Republic of Germany, evidence that the process agent specified in the relevant Accession Agreement has agreed to act as its agent for the service of process in the Federal Republic of Germany.

10. An accession document duly executed effecting the Obligor's accession to the Intercreditor Agreement and the Security Trust Agreement.

11. In case of the Approved Substitute Borrower and/or the Approved Substitute Guarantor or only evidenced satisfactory to the Facility Agent that the Approved Substitute Borrower/Approved Substitute Guarantor (i) is a newly incorporated limited liability company which has not been trading or undertaken any commercial activities of any kind, has no assets and has not incurred any obligations or liabilities (actual or contingent).

12. In case of the Approved Substitute Borrower only an accession document duly executed effecting its accession to the Subordination Agreement.

13. In case of an Approved Additional Borrower, each Bank under the Term B1 Facility and the Term C Facility is permitted by applicable law and its constitutive documents to lend under such Facilities to such Approved Additional Borrower.

14. In the case of an Approved Additional Borrower, evidence with regard to the upstreamability of retained earnings in respect of such Approved Additional Borrower.

15. In the case of an Exchange Borrower, evidence that each Bank under the Term A2 Facility is permitted by applicable law and its constitutive documents to lend under such Facility to such Exchange Borrower.

16. In the case of a Relevant Exchange Borrower, evidence that each Bank under the Term A2 Facility and the Term B1 Facility is permitted by applicable law and its constitutive documents to lend under such Facilities to such Exchange Borrower.









                                     PART B

        ADDITIONAL CONDITIONS PRECEDENT FOR BORROWER TRANSFER AGREEMENTS

1. In relation to the Existing Borrower and the New Borrower as referred to in the relevant Borrower Transfer Agreement and in relation to the
         Parent:

         (a) a certified copy of the constitutional documents of such entity or, where relevant, a confirmation, given by an Authorised Signatory of such entity, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by such entity pursuant to the Senior Facilities Agreement on the date it executed or acceded to (as applicable) this Agreement;

         (b) a copy, certified as at the date of the relevant Borrower Transfer Agreement a true and up-to-date copy by an Authorised Signatory of such entity, of a board/shareholders/managing directors resolution or any other resolution required by law of such entity approving the execution, delivery and performance of the relevant Borrower Transfer Agreement, and terms and conditions thereof and authorising a named person or persons to sign the relevant Borrower Transfer Agreement; and

         (c) a certificate of an Authorised Signatory of such entity setting out the names and signatures of the persons authorised to sign, on behalf of such entity, the relevant Borrower Transfer Agreement and any documents to be delivered by such entity pursuant thereto.

2. Any documents that the Facility Agent requires to ensure that any Security granted by any of the Obligors is not adversely affected in any way by the proposed transfer.

3. In relation to the Existing Borrower and the New Borrower as referred to in the relevant Borrower Transfer Agreement, a copy, certified a true copy by an Authorised Signatory of such entity of its latest financial statements and in relation to the New Borrower, evidence that the New Borrower will be able to comply with its payment obligations (present and future) under the Finance Documents following the relevant transfer.

4. In the case of: (i) the first transfer to be made to a New Borrower (other than Allia S.A.S. and the Original Borrower), (ii) a transfer to be made to Allia International S.A.S. in connection with the Keramag Acquisition and (iii) a transfer (or series of related transfers) to be made to a New Borrower in an amount of EUR 20,000,000 or more:

         (a) in relation to the Existing Borrower and the New Borrower, an opinion of the Facility Agent's local counsel in the Relevant Jurisdiction of each of the Existing Borrower and the New Borrower in form and substance satisfactory to the Facility Agent; and

         (b) an opinion of Clifford Chance Punder, German counsel to the Facility Agent relating to the relevant Borrower Transfer Agreement.

5. Evidence satisfactory to the Facility Agent that no Event of Default under Clauses 24.6 (INSOLVENCY AND RESCHEDULING) to 24.9 (FAILURE TO COMPLY) relating to the Existing Borrower or the New Borrower has occurred or is likely to occur which could result in the transfer pursuant to the relevant Borrower Transfer Agreement being avoided or reduced under applicable law.

                                   SCHEDULE 9
                           FORM OF RESIGNATION NOTICE

To:      [         ]

From:    [Parent]

Dated:

Dear Sirs,

1. We refer to an agreement (the "FACILITIES AGREEMENT") dated 6 June 2000 and made, INTER ALIA, between [ ] as original borrower, [ ] as facility agent and security agent, the financial institutions defined therein as Banks and others.

2. Terms defined in the Facilities Agreement shall bear the same meaning herein.

3. We declare that [NAME OF BORROWER] is under no actual or contingent obligation under any Finance Document in its capacity as a Borrower.

4. Pursuant to Clause 36.4 (RESIGNATION OF A BORROWER) we hereby request that [name of Obligor] shall cease to be a Borrower under the Facilities Agreement.



                                Yours faithfully

                                 [[the Parent]]

                                   SCHEDULE 10
                   FACILITY AGENT'S DISCRETION AND OBLIGATIONS

1.       The Facility Agent may:

1.1 assume, unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto, that (i) any representation made or deemed to be made by an Obligor in connection with any Finance Document is true, (ii) no Event of Default or Potential Event of Default has occurred, (iii) no Obligor is in breach of or default under its obligations under any Finance Document and (iv) any right, power, authority or discretion vested herein upon an Instructing Group, the Banks or any other person or group of persons has not been exercised;

1.2 assume that the Facility Office of each Bank is that identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) until it has received from such Bank a notice designating some other office of such Bank to replace its Facility Office and act upon any such notice until the same is superseded by a further such notice;

1.3 engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

1.4 rely as to any matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate signed by or on behalf of such Obligor;

1.5      rely upon any communication or document believed by it to be genuine;

1.6 refrain from exercising any right, power or discretion vested in it as agent under any Finance Document unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

1.7 refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with any Finance Document until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions;

1.8 assume (unless it has specific notice to the contrary) that any notice or request made by the Parent is made on behalf of all the Obligors; and

1.9 (unless it is instructed otherwise by an Instructing Group) give any confirmation referred to in paragraph (e) of Clause 36.6 (EXCHANGE BORROWERS) without consulting the other Finance Parties.

2.       FACILITY AGENT'S OBLIGATIONS
         The Facility Agent shall:

2.1 promptly inform each Bank of the contents of any notice or document received by it in its capacity as Facility Agent from an Obligor under any Finance Document;

2.2 promptly notify each Bank of the occurrence of any Event of Default or any default by an Obligor in the due performance of or compliance with its obligations under any Finance Document of which the Facility Agent has notice from any other party hereto;

2.3 save as otherwise provided herein, act as agent under any Finance Document in accordance with any instructions given to it by an Instructing Group, which instructions shall be binding on the Arranger and the Banks; and

2.4 if so instructed by an Instructing Group, refrain from exercising any right, power or discretion vested in it as agent under any Finance Document.

         The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

3.       EXCLUDED OBLIGATIONS
         Notwithstanding anything to the contrary expressed or implied herein, neither the Facility Agent nor the Arranger shall:

3.1 be bound to enquire as to (i) whether or not any representation made or deemed to be made by an Obligor in connection with any Finance Document is true, (ii) the occurrence or otherwise of any Event of Default or Potential Event of Default, (iii) the performance by an Obligor of its obligations under any Finance Document or (iv) any breach of or default by an Obligor of or under its obligations under any Finance Document;

3.2 be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

3.3 be bound to disclose to any other person any information relating to any member of the Group if (i) such person, on providing such information, expressly stated to the Facility Agent or, as the case may be, the Arranger, that such information was confidential or (ii) such disclosure would or might in its opinion constitute a breach of any law or be otherwise actionable at the suit of any person;

3.4 be under any obligations other than those for which express provision is made in any Finance Document; or

3.5      be or be deemed to be a fiduciary for any other party to any Finance
         Document.

4.       INDEMNIFICATION
         Each Bank shall, in its Proportion, from time to time on demand by the Facility Agent, indemnify the Facility Agent against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which the Facility Agent may incur, otherwise than by reason of its own gross negligence or wilful misconduct, in acting in its capacity as agent under any Finance Document (other than any which have been reimbursed by the Parent pursuant to Clause 28.3 (PARENT'S INDEMNITY)).

5.       EXCLUSION OF LIABILITIES
         Except in the case of gross negligence or wilful default, none of the Facility Agent and the Arranger accepts any responsibility:

5.1 for the adequacy, accuracy and/or completeness of the Information Memorandum or any other information (including without limitation the documents listed in Schedules 3 and 8) supplied by the Facility Agent or the Arranger, by an Obligor or by any other person in connection with any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document;

5.2 for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document (including without limitation the documents listed in Schedules 3 and 8) or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document; or

5.3 for the exercise of, or the failure to exercise, any judgment, discretion or power given to any of them by or in connection with any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document.

         Accordingly, none of the Facility Agent and the Arranger shall be under any liability (whether in negligence or otherwise) in respect of such matters, save in the case of gross negligence or wilful misconduct.

6.       NO ACTIONS
         Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Facility Agent or the Arranger any claim it might have against any of them in respect of the matters referred to in Clause 5 of this Schedule 11.

7.       BUSINESS WITH THE GROUP
         The Facility Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

8.       RESIGNATION
         The Facility Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior notice (or, prior to the Syndication Date, 5 days prior notice) to that effect to each of the other parties hereto, PROVIDED THAT no such resignation shall be effective until a successor for the Facility Agent is appointed in accordance with the succeeding provisions of this Schedule 10.

9.       REMOVAL OF FACILITY AGENT
         An Instructing Group may remove the Facility Agent from its role as agent hereunder by giving notice to that effect to each of the other parties hereto. Such removal shall take effect only when a successor to the Facility Agent is appointed in accordance with the terms hereof.

10.      SUCCESSOR FACILITY AGENT
         If the Facility Agent gives notice of its resignation pursuant to Clause 8 (RESIGNATION) of this Schedule 10, or it is removed pursuant to Clause 9 (REMOVAL OF FACILITY AGENT) of this Schedule 10, then any reputable and experienced bank or other financial institution may be appointed as a successor to the Facility Agent by an Instructing Group (who shall consult with the Parent) during the period of such notice but, if no such successor is so appointed, the Facility Agent may appoint such a successor itself.

11.      RIGHTS AND OBLIGATIONS
         If a successor to the Facility Agent is appointed under the provisions of Clause 10 (SUCCESSOR FACILITY AGENT) of this Schedule 10, then (a) the retiring or departing Facility Agent shall be discharged from any further obligation under any Finance Document but shall remain entitled to the benefit of the provisions of this Schedule 10 and (b) its successor and each of the other parties to any Finance Document shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party to any Finance Document.

12.      OWN RESPONSIBILITY
         It is understood and agreed by each Bank that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including, but not limited to:

12.1 the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

12.2 the legality, validity, effectiveness, adequacy and enforceability of any Finance Documents and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document;

12.3 whether such Bank has recourse, and the nature and extent of that recourse, against an Obligor or any other person or any of their respective assets under or in connection with any Finance Document, the transactions therein contemplated or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document; and

12.4 the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Facility Agent or the Arranger, an Obligor, or by any other person in connection with any Finance Document, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document.

12.5 Accordingly, each Bank acknowledges to the Facility Agent and the Arranger that it has not relied on and will not hereafter rely on the Facility Agent and the Arranger or any of them in respect of any of these matters.

13.      AGENCY DIVISION SEPARATE
         In acting as agent under the Finance Documents for the Banks, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this Schedule 10, any information received by some other division or department of the Facility Agent may be treated as confidential and shall not be regarded as having been given to the Facility Agent's agency division.

14.      RELIANCE AND ENGAGEMENT LETTERS
         Each Finance Party confirms that the Facility Agent has authority to accept on its behalf the terms of any reliance letter or engagement letters relating to the Reports or any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated therein (including any net asset letter in connection with financial assistance procedures) and to bind it in respect of such Reports, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

15.      DELEGATION OF POWERS
         The Facility Agent may when it thinks necessary or desirable, delegate to any person all or any duties, trusts, powers, authorities and discretions vested in the Facility Agent hereunder or any other document related hereto and any such delegation may be by power of attorney or in such other manner as the Facility Agent may think fit and may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Facility Agent thinks fit and the Facility Agent shall not be responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate or be bound to supervise the proceedings or acts of any such person PROVIDED always that the Facility Agent shall obtain the prior consent by an Instructing Group (not to be unreasonably withheld) to the identity of the delegate before delegating any or all of its duties, trusts, powers, authorities and/or discretions PROVIDED always that the Facility Agent shall be entitled to exercise its power to delegate pursuant to this paragraph without the prior consent of any of the Banks or an Instructing Group:

15.1 if such Bank or as the case may be an Instructing Group have not responded to the Facility Agent`s notice of its intention to delegate (which notice shall indicate the nature of the duties, trusts, powers, authorities and/or discretions which it intends to delegate and the identity of the delegate) within five Business Days of the serving thereof; or

15.2 in the event that the Facility Agent believes that prompt or immediate action for the protection and/or enforcement of the rights of the Banks under any of the Finance Documents is necessary or appropriate, in which event the Facility Agent shall be entitled to delegate without the prior consent of any of the Banks on the basis that the Facility Agent informs the Banks thereafter of the delegation, the identity of the delegate and the action taken by the delegate.

15.3 Any delegate of the Facility Agent shall have the power to sub-delegate on the basis only that the delegate remains personally liable in all respects for the actions of the sub-delegate.

                                   SCHEDULE 11
                             GUARANTEE AND INDEMNITY

1.       GUARANTEE UPON FIRST DEMAND (GARANTIE AUF ERSTES ANFORDERN)

         Each Guarantor irrevocably and unconditionally guarantees to each Finance Party the due and punctual observance and performance of all the terms, conditions and covenants on the part of each Obligor (other than itself) contained in any of the Finance Documents.

         Each Guarantor agrees to pay from time to time on demand by the Facility Agent (or by the Arranger or any Bank through the Facility Agent) any and every sum or sums of money which each Obligor (other than itself) is at any time liable to pay to any Finance Party under or pursuant to any of the Finance Documents and which has become due and payable but has not been paid at the time such demand is made.

2.       INDEMNITY
         Each Guarantor irrevocably and unconditionally agrees as a primary obligation to indemnify each Finance Party from time to time on demand by the Facility Agent from and against any loss incurred by any Finance Party as a result of any of the obligations of an Obligor (other than itself) under or pursuant to any of the Finance Documents being or becoming void, voidable, unenforceable or ineffective as against such Obligor for any reason whatsoever, whether or not known to any Finance Party or any other person, the amount of such loss being the amount which the person or persons suffering it would otherwise have been entitled to recover from such Obligor.

3.       ADDITIONAL SECURITY
         The obligations of each Guarantor herein contained shall be in addition to and independent of every other security which any Finance Party may at any time hold in respect of any Obligor's obligations under the Finance Documents.

4.       CONTINUING OBLIGATIONS
         The obligations of each Guarantor herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Obligors under the Finance Documents and shall continue in full force and effect until final payment in full of all amounts owing by any Obligor thereunder and total satisfaction of all the Obligors' actual and contingent obligations thereunder.

5.       OBLIGATIONS NOT DISCHARGED
         Neither the obligations of each Guarantor herein contained nor the rights, powers and remedies conferred in respect of each Guarantor upon any Finance Party by any Finance Document or by law shall be discharged, impaired or otherwise affected by:

5.1 the winding-up, dissolution, administration or re-organisation of any Obligor or any other person or any change in its status, function, control or ownership;

5.2 any of the obligations of any Obligor or any other person hereunder or under any other security taken in respect of any of its obligations under any Finance Document being or becoming illegal, invalid, unenforceable or ineffective in any respect;

5.3 time or other indulgence being granted or agreed to be granted to any Obligor in respect of its obligations under any Finance Document or under any such other security;

5.4 any amendment to, or any variation, waiver or release of, any obligation of any Obligor under any Finance Document or under any such other security;

5.5 any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of any Obligor's obligations under any Finance Document;

5.6 any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of any Obligor's obligations under any Finance Document; or

5.7 any other act, event or omission which, but for this Clause 5, might operate to discharge, impair or otherwise affect any of the obligations of each Guarantor contained in any Finance Document or any of the rights, powers or remedies conferred upon any of the Finance Parties by any Finance Document or by law.

6.       SETTLEMENT CONDITIONAL
         Any settlement or discharge between an Obligor and any of the Finance Parties shall be conditional upon no security or payment to any Finance Party by an Obligor or any other person on behalf of an Obligor being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, each Finance Party shall be entitled to recover the value or amount of such security or payment from such Obligor subsequently as if such settlement or discharge had not occurred.

7.       EXERCISE OF RIGHTS
         No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of any Guarantor by this Agreement or by law:

7.1      to make any demand of any Obligor;

7.2      to take any action or obtain judgment in any court against any Obligor;

7.3 to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

7.4 to enforce or seek to enforce any other security taken in respect of any of the obligations of any Obligor under any Finance Document.

8.       DEFERRAL OF GUARANTOR'S RIGHTS
         Each of the Guarantors agrees that, so long as any amounts are or may be owed by an Obligor under any Finance Document or an Obligor is under any actual or contingent obligations thereunder, it shall not exercise any rights which it may at any time have by reason of performance by it of its obligations thereunder:

8.1      to be indemnified by an Obligor; and/or

8.2 to claim any contribution from any other guarantor of any Obligor's obligations hereunder; and/or

8.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document by all or any of the Finance Parties.

9.       SUSPENSE ACCOUNTS
         All moneys received, recovered or realised by a Bank by virtue of Clause 1 (GUARANTEE UPON FIRST DEMAND) or Clause 2 (INDEMNITY) may, in that Bank's discretion, in order to preserve the rights of the Bank to prove for the full amount of all its claim be credited to a suspense or impersonal account and may be held in such account for so long as such Bank thinks fit pending the application from time to time (as such Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing by an Obligor to such Bank under any Finance Document.

10.      AMENDMENTS BINDING
         Without prejudice to the other provisions of Clause 25 (GUARANTEE AND INDEMNITY), each Guarantor hereby confirms that if the Parent and the Finance Parties or any of them enter into any agreement or other arrangement, including (without limitation) any amendment or supplement to or restatement of this Agreement or the Finance Documents or any of its or their provisions, howsoever fundamental, then the Parent's execution of any such agreement or other arrangement, whether or not expressly made or purportedly made on behalf of the Guarantors, shall bind each of the Guarantors and the guarantee contained in Clause 25 (GUARANTEE AND INDEMNITY) shall continue in full force and effect without the need to obtain any confirmation or acknowledgement from the Guarantors or any of them that their guarantee continues in full force and effect and applies to the Guarantor's liabilities under the Finance Documents as amended, supplemented or restated in accordance with the agreement of the Parent.

                                   SCHEDULE 12
                             MANDATORY COST FORMULAE

1. The Mandatory Costs Rate is an addition to the interest rate to compensate Banks for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period or Term (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, a rate (the "ADDITIONAL COST RATE") for each Bank, in accordance with the paragraphs set out below. The Mandatory Costs Rate will be calculated by the Facility Agent as a weighted average of the Banks' Additional Cost Rates (weighted in proportion to the percentage participation of each Bank in the relevant Advance) and will be expressed as a percentage rate per annum.

3. The Additional Cost Rate for any Bank lending from a Facility Office in a Participating Member State will be the percentage notified by that Bank to the Facility Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

4. The Additional Cost Rate for any Bank lending from a Facility Office in the United Kingdom will be calculated by the Facility Agent as follows:

         (a)      in relation to a sterling Advance:

                           AB + C(B-D) + E x 0.01
                           ----------------------  per cent. per annum
                               100 - (A + C)

(b)      in relation to an Advance in any currency other than sterling:

                           E x 0.01
                           --------    per cent. per annum.
                             300

         Where:

         A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

         B is the percentage rate of interest (excluding the Margin and the Mandatory Costs Rate) payable for the relevant Interest Period or Term on the Advance.

         C is the percentage (if any) of Eligible Liabilities which that Bank is required from time to time to maintain as interest bearing special deposits with the Bank of England.

         D is the percentage rate per annum payable by the Bank of England to the Facility Agent on interest bearing Special Deposits.

         E is the rate of charge payable by that Bank to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (pound)1,000,000 Of the Fee Base of that Bank.

5.       For the purposes of this Schedule:

         (a) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (b) "FEE REGULATIONS" means the Banking Supervision (Fees) Regulations 1999 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision; and

         (c) "FEE BASE" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. Each Bank shall supply any information required by the Facility Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Bank shall supply the following information in writing on or prior to the date on which it becomes a
         Bank:

         (a) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

         (b) any other information that the Facility Agent may reasonably require for such purpose.

         Each Bank shall promptly notify the Facility Agent in writing of any change to the information provided by it pursuant to this paragraph.

8. The percentages or rates of charge of each Bank for the purpose of A, C and E above shall be determined by the Facility Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that, unless a Bank notifies the Facility Agent to the contrary, each Bank's obligations in relation to cash ratio deposits, Special Deposits and the Fee Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9. The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Bank and shall be entitled to assume that the information provided by any Bank pursuant to paragraphs 3 and 7 above is true and correct in all respects.

10. The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Banks on the basis of the Additional Cost Rate for each Bank based on the information provided by each Bank pursuant to paragraphs 3 and 7 above.

11. Any determination by the Facility Agent pursuant to this Schedule in relation to a formula, the Mandatory Costs Rate, an Additional Cost Rate or any amount payable to a Bank shall, in the absence of manifest error, be conclusive and binding on all of the parties to this Agreement.

          The Facility Agent may from time to time, after consultation with the Parent and the Banks, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties to this Agreement.

                                   SCHEDULE 13
                         INDEMNIFICATION BANK GUARANTEE



[TO BE PROVIDED]

                                   SCHEDULE 14
                       FORM OF LETTER FOR DETERMINATION OF
                THE EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)



From:    [the Facility Agent]



To:      [each French Borrower]



                                                           [date]



Dear Sirs,

         We refer to the agreement (the "FACILITY AGREEMENT") dated [...] and made between, INTER ALIA, [the French Borrower], a group of borrowers and [...] as Facility Agent. Terms defined in the Facility Agreement shall have the same meaning in this notice.

This is the letter referred to in Clause [4.4]/[7.4] (EFFECTIVE GLOBAL RATE (TAUX EFFECTIF GLOBAL)) of the Facility Agreement.

The floating nature of the interest rate applicable to the Advances makes it impossible to specify a TAUX EFFECTIF GLOBAL applicable for the duration of the Facility Agreement.

However, in order to meet the requirements of article L. 313-1 ET SEQ. R. 313-1 and R. 313-2 of the French CODE DE LA CONSOMMATION and in accordance with the provisions of Clause [4.4]/[7.4] of the Facility Agreement, we set out below an indicative calculation of the TAUX EFFECTIF GLOBAL, based on the assumptions set out in this letter.

Assumed [LIBOR/EURIBOR] and Margin:

[LIBOR/EURIBOR]:       [TO BE COMPLETED BY THE FACILITY AGENT]

Margin:                [TO BE COMPLETED BY THE FACILITY AGENT]

Based on the assumptions set out above (and including the Margin, all fees and expenses relating to the Advances), the interest rate (TAUX DE PERIODE) for an Interest Period (DUREE DE PERIODE) of [TO BE COMPLETED BY THE FACILITY AGENT] months would be [TO BE COMPLETED BY THE FACILITY AGENT] % per annum and the effective global rate (TAUX EFFECTIF GLOBAL ANNUEL) would be [TO BE COMPLETED BY THE FACILITY AGENT]% per annum.

The calculations set out in this letter are for illustrative purposes only and shall not bind the parties to the Facility Agreement. Nothing expressed or implied in this letter constitutes any commitment on the part of any of the Finance Parties.

Yours sincerely,



[          ]

For and on behalf
of [the Facility Agent]

                                   SCHEDULE 15
                       FORM OF BORROWER TRANSFER AGREEMENT

THIS TRANSFER AGREEMENT is made on the [o] day of [o], 20[o]

BETWEEN

(1) SANITEC OY on behalf of itself and as agent for and on behalf of the Obligors (the "PARENT");

(2)      [EXISTING BORROWER] (the "EXISTING BORROWER")

(3)      [[BORROWER] (the "NEW BORROWER")]; and

(4) [FACILITY AGENT] on behalf of itself as facility agent and on behalf of the Banks (the "FACILITY AGENT").

PREAMBLE:

(1) We refer to an agreement (as from time to time amended, varied or supplemented, the "FACILITIES AGREEMENT") dated [o] whereby multicurrency term and revolving loan facilities were made available to [o] as original borrower by a group of banks, [o] acting as agent in connection therewith.

(2) The Existing Borrower wishes to transfer the Existing Borrower's rights and obligations in respect of a portion of [tranche (c) of the Term A2 Facility/the Term B1 Facility] pursuant to Clause 36.6 (EXCHANGE BORROWERS) of the Facilities Agreement and the New Borrower agrees to accept and assume such transfer.

IT IS AGREED AS FOLLOWS:

1.       INTERPRETATION

         Save as otherwise defined herein, terms defined in the Facilities Agreement shall bear the same meaning herein. The terms "TRANSFERRED AMOUNTS" and "EXCHANGE DATE" have the meanings given to them in
         Schedule 1 hereto.

2.       TRANSFER

2.1 The Existing Borrower (i) confirms that Schedule 1 hereto provides an accurate summary of the Existing Borrower's outstanding [tranche (c) Term A2 Advances/Term B1 Advances]1 under the Facilities Agreement and
         (ii) requests the New Borrower to accept and procure the assumption and transfer to the New Borrower of the Transferred Amounts (as set out in Schedule 1 hereto) by signing and delivering this Transfer Agreement to the Facility Agent at its address for the service of notices specified in the Facilities Agreement.

----------
1  Delete as appropriate

2.2 The Existing Borrower hereby requests the Facility Agent to accept this Transfer Agreement as being delivered to the Facility Agent pursuant to and for the purposes of Clause 36.6 (EXCHANGE BORROWERS) of the Facilities Agreement and, subject to the terms of the Facilities Agreement, the Existing Borrower hereby assigns its rights under the Facilities Agreement and transfers its obligations thereunder in each case in respect of the Transferred Amounts to the New Borrower, such assignment and transfer to take effect on the Exchange Date or on such later date as may be determined in accordance with the terms of the Facilities Agreement.

2.3 The New Borrower hereby accepts the assignment of rights and the assumption of obligations pursuant to clause 2.2 of this Transfer Agreement and undertakes with the Existing Borrower and each of the other parties to the Facilities Agreement that it will perform in accordance with their terms those obligations under the Facilities Agreement which will be assumed by it after delivery of this Transfer Agreement to the Facility Agent and satisfaction of the conditions (if any) subject to which this Transfer Agreement is expressed to take effect.

2.4 The Obligors (represented by the Parent) which have granted Security prior to the Exchange Date hereby approve in advance the assumption by the New Borrower of the obligations secured by that Security and, waiving section 418 of the German Civil Code, hereby agree that such Security shall not be affected by any transfer or assumption of obligations secured by such Security to the New Borrower.

3.       REPRESENTATIONS

         Each of the Parent, the Existing Borrower and the New Borrower hereby represents and warrants in respect of itself (and in addition the Parent makes the representations in respect of each member of the Group) as if the representations set out in Clause 20 (REPRESENTATIONS) (other than the representations not required to be repeated by Clause
         20.37 (REPETITION OF REPRESENTATIONS)) of the Facilities Agreement were set out in full in this Agreement.

         [In the case of a transfer of a Term Advance (or part of a Term Advance) to be made to a New Borrower as a result of the Existing Borrower having excess cash which it wishes to indirectly push down to the New Borrower:] The Existing Borrower represents and warrants that on the Exchange Date it will have sufficient cash such that it would be able on the Exchange Date to make a prepayment of its Term Outstandings in an amount at least equal to the amount of the Outstandings to be transferred to the New Borrower.]

4.       GUARANTEE AND INDEMNITY

4.1 The Parent confirms for itself and on behalf of the other Obligors, that the guarantee and indemnity obligations pursuant to Clause 25 (GUARANTEE AND INDEMNITY) of the Facilities Agreement will apply to all the obligations of the New Borrower under the Finance Documents in all respects in accordance with the terms of the Facilities Agreement as if the New Borrower had originally drawn the Transferred Amounts.

4.2 The Parent confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of the New Borrower assuming the rights, benefits and obligations in respect of the Transferred Amounts set out in Schedule 1 hereto.

5.       COUNTERPARTS

         This Agreement may be signed in counterparts, all of which taken together shall constitute a single agreement.

6.       GOVERNING LAW AND JURISDICTION

6.1 This Agreement and the rights, benefits and obligations of the parties hereunder shall be governed by, and construed in accordance with, German law.

6.2 The place of jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement shall be Munich.

6.3 This Clause 6 is for the benefit of the Finance Parties only. As a result and notwithstanding Clause 6.2 above, it does not prevent any Finance Party from taking proceedings against any of the Obligors in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.



AS WITNESS the hands of the duly authorised representative of the parties hereto the day and year first before written.

By: __________________________              By: ________________________
         Existing Borrower                           New Borrower





By: __________________________              By: ________________________
         Facility Agent                              The Parent

                                   SCHEDULE 1




Existing Borrower's outstanding [tranche (c) Term A2 Advances/Term B1
Advances]1:

         Amount of Advance          Interest Period          Transferred Amount





Exchange Date:







----------
1  Delete as appropriate

                                     ANNEX A

                         FORMAT OF QUARTERLY STATEMENTS

                                     ANNEX B

                     FORMAT OF MONTHLY MANAGEMENT STATEMENTS

                                   SIGNATURES

THE PARENT AND ORIGINAL BORROWER
The Parent hereby represents that the transactionS referred to in this Agreement will be undertaken on its own account.

FIN NEWCO I


By:                    [Dr. Marc Riede by power of attorney]
Address:               c/o Dittmar & Indrenius
                       Pohjoisesplanadi 25 A
                       Fin-00100 Helsinki
Tel:
Fax:                     + 358 (0) 9652406
Attention:             Raija-Leena Ojanen


THE ORIGINAL GUARANTORS

FIN NEWCO I


By:                    [Dr. Marc Riede by power of attorney]
Address:               c/o Dittmar & Indrenius
                       Pohjoisesplanadi 25 A
                       Fin-00100 Helsinki
Tel:
Fax:                     + 358 (0) 9652406
Attention:             Raija-Leena Ojanen

FIN NEWCO II


By:                    [Dr. Jens Moraht by power of attorney]
Address:               c/o Dittmar & Indrenius
                       Pohjoisesplanadi 25 A
                       Fin-00100 Helsinki
Tel:
Fax:                     + 358 (0) 9652406
Attention:             Raija-Leena Ojanen

ARRANGER AND UNDERWRITER

BAYERISCHE HYPO- UND VEREINSBANK AG


By:                    [Chris Keen / Peter Herreiner]
Address:               Am Tucherpark 1
                       80538 Munich
                       Germany
Tel:
Fax:
Attention:


THE FACILITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan


THE SECURITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan

THE FRONTING BANK

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan

THE TERM BANKS

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan


MIZUHO FINANCIAL GROUP (THE FUJI BANK, LIMITED)
(as per transfer certificate dated 01 October 2001)


By:
Address:               London Office
                       River Plate House
                       7-11 Finsbury Circus
                       London EC2M 7DH

Tel:                   00 44 207 826 3267
Fax:                   00 44 207 847 2039
Attention:             John Nelson


MERITA BANK PLC
(as per transfer certificate dated 01 October 2001)


By:
Address:               Corporate Division
                       Aleksis Kiven katu 3-5
                       FIN - 00020 Nordea-Merita
                       Finland

Tel:                   00 358 9 165 56590
Fax:                   00 358 9 165 52797
Attention:             Riitta Santanen/Hilkka Rautanen

THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT
(as per transfer certificate dated 01 October 2001)


By:
Address:               Feldbergstrasse 35

                       D-60323 Frankfurt am Main

Tel:                   00 49 69 1700 6225
Fax:                   00 49 69 1700 6279
Attention:             Brigitte Mertens/Manuela McMillan


GOLDMAN SACHS CREDIT PARTNERS, L.P.
(as per transfer certificate dated 01 October 2001)


By:
Address:               Peterborough Court
                       133 Fleet Street
                       London EC4A2BB

Tel:                   00 44 207 774 5902
Fax:                   00 44 207 552 7070
Attention:             Edouard Dupont


MERRILL LYNCH CAPITAL CORPORATION, NEW YORK
(as per transfer certificate dated 01 October 2001)


By:
Address:               4 World Financial Center - 7th Floor

                       New York, NY 10080

Tel:                   001 212 449 6187 / 6998
Fax:                   001 212 738 1719
Attention:             Eve Larn/Mark Campbell

THE REVOLVING BANKS

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH
(as per transfer certificate dated 01 October 2001)


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan

MERRILL LYNCH CAPITAL CORPORATION, NEW YORK
(as per transfer certificate dated 01 October 2001)


By:
Address:               4 World Financial Center - 7th Floor

                       New York, NY 10080

Tel:                   001 212 449 6187 / 6998
Fax:                   001 212 738 1719
Attention:             Eve Larn/Mark Campbell

MIZUHO FINANCIAL GROUP (THE FUJI BANK, LIMITED)
(as per transfer certificate dated 01 October 2001)


By:
Address:               London Office
                       River Plate House
                       7-11 Finsbury Circus
                       London EC2M 7DH

Tel:                   00 44 207 826 3267
Fax:                   00 44 207 847 2039
Attention:             John Nelson


MERITA BANK PLC
(as per transfer certificate dated 01 October 2001)

By:
Address:               Corporate Division
                       Aleksis Kiven katu 3-5
                       FIN - 00020 Nordea-Merita
                       Finland

Tel:                   00 358 9 165 56590
Fax:                   00 358 9 165 52797
Attention:             Riitta Santanen/Hilkka Rautanen


THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT
(as per transfer certificate dated 01 October 2001)


By:
Address:               Feldbergstrasse 35

                       D-60323 Frankfurt am Main

Tel:                   00 49 69 1700 6225
Fax:                   00 49 69 1700 6279
Attention:             Brigitte Mertens/Manuela McMillan


GOLDMAN SACHS CREDIT PARTNERS, L.P.
(as per transfer certificate dated 01 October 2001)


By:
Address:               Peterborough Court
                       133 Fleet Street
                       London EC4A2BB

Tel:                   00 44 207 774 5902
Fax:                   00 44 207 552 7070
Attention:             Edouard Dupont